EXHIBIT 10.3

                           NTL COMMUNICATIONS CORP.
          (to be renamed NTL INCORPORATED on the Plan Effective Date)
                                  as New NTL



                      COMMUNICATIONS CABLE FUNDING CORP.
                                   as Parent



                             NTL (UK) GROUP, INC.
                            as Intermediate Parent



                          NTL COMMUNICATIONS LIMITED
                                  as Borrower



                    MORGAN STANLEY DEAN WITTER BANK LIMITED
          AND J.P. MORGAN PLC (formerly known as Chase Manhattan plc)
                     as Arrangers and Joint Book Managers

                                      and

                          J.P. MORGAN EUROPE LIMITED
           (formerly known as Chase Manhattan International Limited)
                         as Agent and Security Trustee

                                      and

                                    OTHERS



       ----------------------------------------------------------------

             AMENDED AND RESTATED CREDIT AGREEMENT (originally for
                             (pound)1,300,000,000)
       ----------------------------------------------------------------


                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                 7-11 Moorgate
                                London EC2R 6HH

         THIS AGREEMENT is made on 30 May 2000 and amended and restated pursuant to the Restatement Amendment Agreement dated [ ]

         BETWEEN:

(1) NTL COMMUNICATIONS CORP. (to be renamed NTL Incorporated on the Plan Effective Date), a company incorporated in Delaware ("New NTL");

(2) COMMUNICATIONS CABLE FUNDING CORP., a company incorporated in Delaware (the "Parent");

(3) NTL (UK) GROUP, INC., a company incorporated in Delaware (the "Intermediate Parent");

(4) NTL COMMUNICATIONS LIMITED, a company incorporated in England and Wales with company number 3521915 (the "Borrower");

(5) MORGAN STANLEY DEAN WITTER BANK LIMITED and J.P. MORGAN PLC (formerly known as Chase Manhattan plc) as arrangers and joint book managers of the Facility (the "Arrangers");

(6) J.P. MORGAN EUROPE LIMITED (formerly known as Chase Manhattan International Limited) as agent for the Banks (the "Agent");

(7) J.P. MORGAN EUROPE LIMITED (formerly known as Chase Manhattan International Limited) as security trustee for the Finance Parties (the "Security Trustee"); and

(8)      THE BANKS (as defined below).

         IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Agreement:

         "Acquisition" means the acquisition by Euroco of the issued share capital of CWC Holdings pursuant to the Transaction Agreement.

         "Advance" means an advance (as from time to time consolidated, divided or reduced by repayment in accordance with the terms hereof) made or to be made by the Banks under the Facility.

         "Affiliate Transaction" means any transaction between the Intermediate Parent or a member of the UK Group and an affiliate thereof of a type referred to at paragraphs (a) to (m) of sub-clause
         18.26.1 of Clause 18.26 (Transactions with Affiliates).

         "Applicable High Yield Index" means

         (a) the index of securities issued by US cable television companies included in the Deutsche Bank Global High Yield Index; or

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

         (b) if the index referred to at paragraph (a) above does not exist at any relevant time, the index of securities issued by US cable television companies included in the CSFB High Yield Index; or

         (c) if the index referred to at paragraph (a) above and the index referred to at paragraph (b) above do not exist at any relevant time, such other publicly available index which would most closely resemble the index referred to at paragraph (b) above had it continued to exist as may be agreed between the Agent (acting on the instructions of an Instructing Group) and New NTL (in each case acting reasonably) provided that until any such agreement the index referred to at paragraph (b) above in the form immediately prior to it ceasing to exist shall be used.

         "Asset Adjustment Payments" means:

         (a) a payment made by a member of the UK Group to a company carrying on the CWC DataCo Business, in respect of a transfer of assets from that company carrying on the CWC DataCo Business to such a member of the UK Group where (i) such payment by the member of the UK Group is in cash and in an amount equal to the full market value (including any amount in respect of VAT) of the relevant assets transferred and (ii) Cable & Wireless is obliged under the Transaction Agreement to reimburse the member of the UK Group in respect of such payment; or

         (b) a payment made by a company carrying on the CWC DataCo Business to a member of the UK Group, in respect of a transfer of assets from such a member of the UK Group to that company carrying on the CWC DataCo Business where (i) such payment by the company carrying on the CWC DataCo Business is in cash and in an amount equal to the full market value (including any amount in respect of VAT) of the relevant assets transferred and (ii) New NTL is obliged to reimburse or, if not so obliged reimburses, the company carrying on the CWC DataCo Business in respect of such payment; or

         (c) a payment made by a member of the UK Group to a company carrying on the CWC DataCo Business, in respect of a transfer of assets from that company carrying on the CWC DataCo Business to such member of the UK Group where (i) such payment by the member of the UK Group is in cash and in an amount equal to the VAT chargeable on the supply constituted by the transfer of the relevant assets to the member of the UK Group and (ii) Cable & Wireless is obliged under the Transaction Agreement to pay to the company carrying on the CWC DataCo Business an amount equal to the full market value (exclusive of any amount in respect of VAT) of the relevant asset transferred; or

         (d) a payment made by a company carrying on the CWC DataCo Business to a member of the UK Group, in respect of a transfer of assets from such a member of the UK Group to that company carrying on the CWC DataCo Business where (i) such payment by the company carrying on the CWC DataCo Business is in cash and in an amount equal to the VAT chargeable on the supply constituted by the transfer of the relevant assets to the company carrying on the CWC DataCo Business and (ii) New NTL is obliged to pay or, if not so obliged, pays to the member of the UK Group an amount equal to the full market value (exclusive of any amount in respect of VAT) of the relevant asset transferred, in the case of paragraph (a) above, in accordance with the terms of the Transaction Agreement and, in the case of each of paragraphs (b),
         (c) and (d) above, until such time as the rights, benefits and obligations of Euroco under the Transaction Agreement in respect of Asset Adjustment Payments have been transferred to New NTL in accordance with the Asset Adjustment Payments Memorandum and at any time after such transfer, in accordance with the Transaction Agreement.

         "Asset Adjustment Payments Memorandum" means the memorandum relating to Asset Adjustment Payments certified by an Authorised Signatory of the Borrower and delivered to the Agent as a condition precedent to the Restatement Amendment Effective Date.

         "Asset Passthrough" means a series of transactions (insofar as it affects the Covenant Group), commencing with a transaction between the Parent and a member of the Covenant Group, which may be followed by one or more similar transactions between various members of the Covenant Group and culminating with a similar transaction between a member of the Covenant Group and a Final Asset Transferee, the purpose of which is to enable the Parent to indirectly transfer assets (other than cash) to that Final Asset Transferee by way of transfers of those assets to and from (and, if necessary, between) one or more members of the Covenant Group in such a manner as to be neutral to the Covenant Group taken as a whole, provided that:

         (a) the consideration payable (if any) by the first member of the Covenant Group to acquire such assets to the Parent comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Subordinated Funding;

         (b) if the Intermediate Parent (having acquired such assets from the Parent) transfers them on to another member of the Covenant Group, the consideration payable by such a member of the Covenant Group comprises either (i) cash funded or to be funded directly or indirectly by a payment from the Final Asset Transferee in connection with that series of transactions or (ii) Parent Funding;

         (c) the consideration payable by the Final Asset Transferee is equal to the consideration received or receivable by the Parent;

         (d) the consideration payable by each member of the Covenant Group participating in such a series of transactions is equal in value;

         (e) all of the transactions comprising such a series of transactions (from and including the transfer of the assets by the Parent to and including the acquisition of those assets by the Final Asset Transferee) are completed within two Business Days; and

         (f) upon completion of all of the transactions comprising such a series of transactions, no person (other than another member of the Covenant Group) has any recourse to any member of the Covenant Group in relation to such a series of transactions (other than in respect of (i) the Subordinated Funding mentioned in paragraph (a) above) and
                  (ii) covenants as to title provided in favour of the Final Asset Transferee on the same terms as such covenants were provided in favour of the Parent in respect of the relevant assets.

         "Assigned Debt" means:

         (a) any loan made by the Parent to the Intermediate Parent where the Parent's rights in respect of any such loan have been assigned to the Security Trustee pursuant to the Parent Inter-Company Loan Assignment; and

         (b) any loan made by the Intermediate Parent to the Borrower where the Intermediate Parent's rights in respect of such loan have been assigned pursuant to the Intermediate Parent Inter-Company Loan Assignment.

         "Authorised Signatory" means, in relation to an Obligor, any person who is duly authorised (in such manner as may be reasonably acceptable to the Agent) and in respect of whom the Agent has received a certificate signed by a director or another Authorised Signatory of such Obligor setting out the name and signature of such person and confirming such person's authority to act.

         "Available Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, its Commitment at such time less the aggregate amount which it has advanced hereunder at such time (but not including any amount added to the Advances pursuant to Clause 4.3 (Limitations on Cash Interest)), provided that such amount shall not be less than zero.

         "Available Facility" means, at any time, the aggregate amount of the Available Commitments adjusted, in the case of any proposed drawdown, so as to take into account any cancellation or reduction in the Available Commitment of a Bank pursuant to the terms hereof.

         "Average Revenue Contributions" means, in respect of any asset at any time:

                                  A  +  B
                             ------------------
                                     2

         where:

         A= the revenue generated by, or attributable (whether in whole or in part) to, such asset during the immediately preceding financial year of the Borrower, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group for such a financial year and, to the extent that the Target Group was not part of the UK Group for any part of such financial year, a determination by the Borrower of the amount of the consolidated revenue of the Target Group for the part of such financial year for which the Target Group was not part of the UK Group; and

         B= the revenue generated by, or attributable (whether in whole or in part) to, such asset during the financial year of the Borrower preceding that referred to in A above, expressed as a percentage of the aggregate of the consolidated revenue of the UK Group for such financial year and, to the extent that the Target

                  Group was not part of the UK Group for any part of such financial year, a determination by the Borrower of the amount of the consolidated revenue of the Target Group for the part of such financial year for which the Target Group was not part of the UK Group.

         "Bank" means any financial institution:

         (a)      named in Schedule 1 (The Banks); or

         (b) which has become a party hereto as a Bank in accordance with Clause 30.4 (Assignments by Banks) or Clause 30.5 (Transfers by Banks),

         and which has not ceased to be a party hereto in accordance with the terms hereof.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York.

         "Budget" means a budget delivered by the Borrower to the Agent pursuant to Clause 16.6 (Budgets).

         "Business Day" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in both London and New York.

         "Cable & Wireless" means Cable & Wireless plc, a company incorporated in England and Wales (company number 238525).

         "Cable Business" means (i) the business of directly or indirectly operating, or owning a license to operate, a cable and/or television and/or telephone and/or telecommunications system or service principally within the United Kingdom and/or in Ireland and (ii) any Cable Related Business.

         "Cable Related Business" means a business which directly, or indirectly, owns or provides a service or product used in a Cable Business, including, without limitation, any television programming, production and/or licensing business or any programming guide or telephone directory business or content or software related thereto.

         "Capital Expenditure" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Capital Event Proceeds" means the net cash proceeds received by any member of the Group from (i) any Financial Indebtedness (other than Financial Indebtedness of the type described in paragraph (c) of the definition of such term and/or paragraph (e) of the definition of Indebtedness for Borrowed Money) incurred or (ii) any debt or equity securities offerings in the national or international capital markets, in each case, where the relevant lender, creditor or noteholder is a person or persons which are not members of the Group other than:

         (a)      the cash proceeds of each Rights Offering;

         (b) the proceeds from any Exit Financing or the purchase of Exit Shares (which amount may not exceed $800,000,000);

         (c) the proceeds from any Permitted Refinancing of the Exit Financing completed within 12 months of the Restatement Amendment Effective Date;

         (d) the proceeds of Permitted Refinancings of the Diamond Holdings Notes and the Triangle Notes which for the avoidance of doubt, are actually applied for the purpose of such refinancings;

         (e)      Financial Indebtedness under the Senior Bank Credit
                  Agreement;

         (f) Financial Indebtedness used for the Group's working capital, capital expenditure and other general corporate purposes, in each case incurred in the ordinary course of business to the extent that the aggregate principal amount of such Financial Indebtedness does not exceed (pound)50,000,000 at any one time outstanding;

         (g) Financial Indebtedness incurred for working capital purposes pursuant to commitments existing on the Execution Date;

         (g)      Non-Recourse Bank Indebtedness incurred by a Non-Recourse
                  Subsidiary;

         (h) Net cash proceeds received from the issuance of equity interests (including, without limitation, warrants and options) to officers, directors and employees pursuant to stock options or other incentive plans to the extent that the aggregate amount of such net cash proceeds received after the Execution Date does not exceed (pound)50,000,000; and

         (i) any net cash proceeds received on conversion and/or cancellation and reissue of securities,

         provided that some or all of the proceeds from the financings described in paragraphs (b) and/or (c) above may, at the option of the Borrower and upon not less than 5 Business Days' prior written notice being given to the Agent be deemed to constitute Capital Event Proceeds at any time within the period falling 12 months after the respective closing dates of such financings.

         "Capital Event Proceeds Amount" means at any time of the receipt by the Group of Capital Event Proceeds the aggregate amount of such Capital Event Proceeds multiplied by the applicable Required Percentage provided that the Capital Event Proceeds Amount for any Capital Event Proceeds received during a Remedy Restriction Period shall be an amount equal to 100% of such Capital Event Proceeds.

         "Captive Insurance Company" means NTL Insurance Limited or its successor as the captive insurance company for the Group (or any part thereof which includes the UK Group).

         "Caxton" means Caxton Holdings Limited, a company incorporated in England and Wales (company number 3840888), being (prior to the First Caxton Sale) a wholly owned subsidiary of the Target and, together with its subsidiaries, comprising the CWC DataCo Business.

         "Charged Accounts" means the accounts, bearing interest at a commercially reasonable rate in relation to the given circumstances, in the name of each of New

         NTL and the Parent over which security has been or will be granted in favour of the Finance Parties (or the Security Trustee on their behalf) on terms acceptable to the Agent (or if the Senior Bank Credit Agreement is in effect, in favour of the banks under the Senior Bank Credit Facility (or a security trustee on their behalf)), into which members of the UK Group make deposits for the purpose of making Permitted Payments in accordance with paragraph (d) of the definition thereof.

         "Commitment" means, in relation to a Bank at any time and save as otherwise provided herein, the amount set opposite its name under the heading "Commitment" in Schedule 1 (The Banks). The Commitments of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc. shall be determined in accordance with Clause 30.11 (Morgan Stanley Commitment).

         "Compliance Certificate" means a certificate substantially in the form set out in Schedule 4 (Form of Compliance Certificate).

         "Confidentiality Undertaking" means a confidentiality undertaking in the standard form from time to time of the LMA or in such other form as may be agreed between the Borrower and the Agent, addressed to the Borrower or, in the case of any confidentiality undertaking dated after the Restatement Amendment Effective Date, addressed to the Borrower and New NTL.

         "Consolidated Annualised EBITDA" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Covenant Group" means the Intermediate Parent, any subsidiary of the Intermediate Parent which is a direct or indirect holding company of the Borrower, the Borrower and the other members of the UK Group. For the avoidance of doubt, neither New NTL nor the Parent is a member of the Covenant Group.

         "Covenant Group Obligor" means each member of the Covenant Group which is an Obligor.

         "CWC ConsumerCo Business" means the residential cable, business cable, indirect residential telephony, residential internet and digital television development and services businesses owned and operated by the Target and its subsidiaries.

         "CWC DataCo Business" means the corporate, business, internet protocol and wholesale operations carried on by the Target and its subsidiaries prior to the First Caxton Sale.

         "CWC Holdings" means NTL (CWC Holdings), formerly known as Cable & Wireless Communications (Holdings) plc, a company incorporated in England and Wales with company number 3922682.

         "Diamond Cable" means Diamond Cable Communications Limited, a company registered in England and Wales with company number 02965241.

         "Diamond Holdings" means Diamond Holdings Limited, a company registered in England and Wales with company number 03483724.

         "Diamond Holdings Notes" means, collectively, the (a) 10% Senior Notes due 2008 issued by Diamond Holdings (and guaranteed by Diamond Cable) under an indenture dated 6 February 1998 and (b) 91/8% Senior Notes due 2008 issued by Diamond Holdings (and guaranteed by Diamond Cable) under an indenture dated 6 February 1998.

         "Disclosure Statement" means the written disclosure statement relating to the Plan, as approved by the Bankruptcy Court on 15 July 2002.

         "Dispute" means any dispute referred to in Clause 39 (Jurisdiction).

         "Dormant Subsidiary" means, at any time, with respect to any company, any subsidiary of such company which is "dormant" as defined in
         Section 249AA of the Companies Act 1985 (or the equivalent under the laws of the jurisdiction of incorporation of the relevant company).

         "EBIT" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "EBITDA" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "EMU" means Economic and Monetary Union as contemplated in the Treaty on European Union.

         "EMU Legislation" means legislative measures of the European Union for the introduction of, changeover to or operation of the euro in one or more member states, being in part legislative measures to implement the third stage of EMU.

         "Encumbrance" means (a) a mortgage, charge, pledge, lien or other encumbrance securing any obligation of any person, (b) any arrangement under which money or claims to, or the benefit of, a bank or other account may be applied, set off or made subject to a combination of accounts so as to effect discharge of any sum owed or payable to any person or (c) any other type of preferential arrangement (including any title transfer and retention arrangement) having a similar effect.

         "Environmental Claim" means any claim, proceeding or investigation by any person pursuant to any Environmental Law.

         "Environmental Law" means any applicable law in any jurisdiction in which any member of the Covenant Group conducts business which relates to the pollution or protection of the environment or harm to or the protection of human health or the health of animals or plants.

         "Environmental Permits" means any permit, licence, consent, approval and other authorisation and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Covenant Group conducted on or from the properties owned or used by the relevant member of the Covenant Group.

         "Equity Rights Offering" means the offer of Equity Rights to holders of Equity Rights Eligible Preferred Stock and Old Common Stock as of the Equity Rights Offering Record Date to acquire, as a detachable unit, New NTL Common Stock and Series A Warrants.

         "Euroco" means NTL Incorporated (formerly known as NTL Holdings Inc. and to be renamed NTL Europe, Inc. on the Plan Effective Date), a company incorporated in Delaware.

         "Event of Default" means any circumstance described as such in Clause 19 (Events of Default).

         "Excess Capacity Network Services" means the provision of network services, or agreement to provide network services, by a member of the UK Group in favour of one or more of its affiliates where such network services are only provided in respect of the capacity available to such a member of the UK Group in excess of that network capacity it requires to continue to provide current services to its existing and projected future customers and to allow it to provide further services to both its existing and projected future customers in accordance with the Updated Business Plan.

         "Excess Cash Flow" means, for any Financial Quarter, Operating Cash Flow for that period less Group Total Debt Service for that period.

         "Excess Cash Flow Payment Amount" means for any Financial Quarter, an amount equal to (a) the amount calculated by reference to the percentage of Excess Cash Flow required to be applied in repayment of the Loan as determined by the ratio of UK Group Consolidated Total Debt to Consolidated Annualised EBITDA for the UK Group for such Financial Quarter set out in Clause 9.1 (Mandatory Prepayment from Excess Cash Flow) less (b) the permanent reductions to the advances and loans made or required to be made in respect of such Financial Quarter pursuant to Clause 13.1 (Mandatory Prepayment from Excess Cash Flow) of the Senior Bank Credit Agreement.

         "Excluded Debt" means any inter-company loan made by the Parent to the Intermediate Parent which results from and comprises the on-lending by the Parent of any part of the proceeds of the Exit Financing advanced to it by New NTL (as the borrower under the Exit Financing), where New NTL has used the proceeds of such Exit Financing to make inter-company loans to the Parent and where such inter-company loan constitutes Subordinated Debt.

         "Execution Date" means the date on which this Agreement was originally entered into being, 30 May 2000.

         "Existing Performance Bonds and Guarantees" means:

         (a) performance bonds in an aggregate amount of up to (pound)7,100,000 issued by Zurich Re at the request of certain members of the Target Group;

         (b) performance bonds in an aggregate amount of up to (pound)1,139,199 issued by National Westminster Bank Plc at the request of certain members of the Target Group;

         (c) performance bonds in an aggregate amount of up to (pound)2,800,000 issued by National Westminster Bank Plc at the request of certain members of the UK Group;

         (d) the performance bond dated 6 May 1999 in an aggregate amount of up to (pound)2,000,000 issued by JP Morgan Chase Bank at the request of the Intermediate Parent in favour of the Commissioners of HM Customs and Excise;

         (e) the deed of guarantee dated 30 November 2001 in an amount of (pound)1,500,000 between JP Morgan Chase Bank and London Stock Exchange PLC and entered into by JP Morgan Chase Bank at the request of the Intermediate Parent;

         (f) the deed of guarantee dated 6 September 2001 in an amount of (pound)5,043,438 between The Chase Manhattan Bank (now known as JP Morgan Chase Bank) and Thomas More Square Limited relating to premises on floors 1 to 5, The Quadrant, Thomas More Square, London E1 and entered into by The Chase Manhattan Bank (now known as JP Morgan Chase Bank) at the request of the Intermediate Parent;

         (g) the deed of guarantee dated 6 September 2001 in an amount of (pound)1,032,100 between The Chase Manhattan Bank (now known as JP Morgan Chase Bank) and Thomas More Square Limited relating to premises on floor 6, The Quadrant, Thomas More Square, London E1 and entered into by The Chase Manhattan Bank (now known as JP Morgan Chase Bank) at the request of the Intermediate Parent; and

         (h) the deed of guarantee dated 6 September 2001 in an amount of (pound)1,990,250 between The Chase Manhattan Bank (now known as JP Morgan Chase Bank) and Thomas More Square Limited relating to premises on floors 7 and 8, The Quadrant, Thomas More Square, London E1 and entered into by The Chase Manhattan Bank (now known as JP Morgan Chase Bank) at the request of the Intermediate Parent.

         "Exit Financing" means the New NTL Exit Facility (together with the related payment-in-kind notes referred to at paragraphs (g) and (h) of the definition of New NTL Exit Facility Agreements) or any refinancing of the New NTL Exit Facility (together with the related payment-in-kind notes referred to at paragraphs (g) and (h) of the definition of New NTL Exit Facility Agreements) on terms set out in the New NTL Exit Facility Agreements.

         "Exit Financing Indenture" means the indenture referred to at paragraph (a) of the definition of New NTL Exit Facility Agreements.

         "Exit Shares" means the 500,000 shares of Common Stock of New NTL with a par value of $0.01 per share to be purchased by the providers of the New NTL Exit Facility on or before the Plan Effective Date.

         "Extended UK Group" means:

         (a)      the Borrower;

         (b) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) for so long as a member of the UK Group is the general partner of South Hertfordshire United Kingdom Fund, Ltd;

         (c) each of the Borrower's direct and indirect subsidiaries from time to time (other than each member of the NTL Ireland Sub-Group); and

         (d) each member of the NTL Diamond Sub-Group for so long as the relevant member of the NTL Diamond Sub-Group is a member of the Group.

         "Facility" means the (pound)1,300,000,000 multiple draw loan facility granted to the Borrower in this Agreement.

         "Facility Office" means, in relation to the Agent, the office identified with its signature below or such other office as it may select by notice and, in relation to any Bank, the office notified by it to the Agent in writing prior to the Execution Date (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee) or such other office as it may from time to time select by notice to the Agent.

         "Final Asset Transferee" means the member of the Group (or any person in which a member of the UK Group owns an interest but which is not a member of the Group), other than a member of the Covenant Group, who is the final transferee in respect of a transfer from the Parent, through one or more members of the Covenant Group.

         "Final Maturity Date" means 31 March 2006.

         "Finance Documents" means this Agreement, the fee letter referred to in Clause 21.1 (Agency Fees), the Security Documents, the Security Trust Agreement, any Guarantor Accession Memorandum, the Subordination Agreements, the Intercreditor Agreement, the Restatement Amendment Agreement and any other document designated as such by the Agent and the Borrower provided that the letters dated 8 March 2002 and 28 March 2002 from the Agent (on behalf of the Banks) to the Borrower, the Intermediate Parent and New NTL shall cease to be Finance Documents on the Restatement Amendment Effective Date.

         "Finance Parties" means, at any time, the Agent, the Arrangers, the Security Trustee and the Banks at such time.

         "Financial Indebtedness" means any indebtedness for or in respect of:

         (a)      Indebtedness for Borrowed Money;

         (b) any documentary or standby letter of credit facility or performance bond facility;

         (c) any Hedging Agreement (and the amount of the Financial Indebtedness in relation thereto shall be calculated by reference to the mark-to-market valuation of such transaction at the relevant time); and

         (d) (without double counting) any guarantee or indemnity for any of the items referred to in paragraphs (a) to (c) above.

         "Financial Quarter" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "First Caxton Sale" means the transfer, after the Scheme Effective Date, of Caxton by the Target to CWC Holdings, as authorised by the Scheme, such a transfer being made at book value (subject to adjustment under Schedule 19 of the Transaction Agreement), on terms that the price payable by CWC Holdings is left outstanding to the extent that CWC Holdings does not assume at least a corresponding amount of indebtedness of the Target in consideration for the sale of Caxton.

         "Funded Excluded Subsidiary" means a UK Group Excluded Subsidiary or any person in which a member of the UK Group owns an interest but which is not a member of the UK Group which:

         (a)      indirectly receives funding from the Parent; and/or

         (b) by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by it, directly or indirectly, makes a payment to the Parent, in each case by way of a Funding Passthrough.

         "Funding Passthrough" means a series of transactions between the Parent, one or more members of the Covenant Group and a Funded Excluded Subsidiary where:

         (a) in the case of funding being provided by the Parent to the Funded Excluded Subsidiary, that funding is:

                  (i) first made available by the Parent to the Intermediate Parent by way of Subordinated Funding;

                  (ii) secondly made available by the Intermediate Parent to the Borrower by way of Parent Funding; and

                  (iii) thirdly (if relevant) made available by one or more transactions between members of the UK Group and finally made available by a member of the UK Group to the Funded Excluded Subsidiary in all such cases by way of either the subscription for new equity capital, the advancing of loans or capital contribution; or

         (b) in the case of a payment to be made by the Funded Excluded Subsidiary to the Parent, that payment is:

                  (i) first made by the Funded Excluded Subsidiary to a member of the UK Group, and thereafter between members of the Covenant Group (as relevant), by way of dividend or other distribution, loan or payment of interest on or the repayment of the principal amount of any indebtedness owed by such Funded Excluded Subsidiary or relevant member of the Covenant Group; and

                  (ii) finally made by a member of the Covenant Group to the Parent by way of dividend or other distribution, loan or the payment of interest on or the repayment of the principal amount of any Subordinated Debt owed to the Parent by the Intermediate Parent.

         "Group" means:

         (a)      for the purposes of Clause 16.1 (Annual Statements), Clause
                  16.2 (Quarterly Statements), Clause 17.2 (Group Financial Condition), Clause 17.3 (Financial Definitions) and any other provisions of this Agreement using the definitions defined in Clause 17.3 (Financial Definitions):

                  (i)      New NTL and its subsidiaries for the time being; and

                  (ii) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) for so long as a member of the Group is a general partner of South Hertfordshire United Kingdom Fund, Ltd; and

         (b) for all other purposes, New NTL and its Subsidiaries for the time being.

         "Group Structure Chart" means the structure chart showing (at least) the structure of the Parent Covenant Group and the Covenant Group.

         "Group Total Debt Service" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Guarantors" means New NTL, the Intermediate Parent and, on and with effect from the Plan Effective Date, the Parent and any other person who becomes a Guarantor pursuant to Clause 37 (Accession of Guarantors).

         "Guarantor Accession Memorandum" means a memorandum substantially in the form set out in Schedule 7 (Form of Guarantor Accession Memorandum).

         "Hedging Agreement" means an agreement in respect of an interest rate swap, currency swap, forward foreign exchange transaction, cap, floor, collar or option transaction or any other treasury transaction or any combination thereof or any other transaction entered into in connection with protection against or benefit from fluctuation in any rate or price.

         "Hedging Strategy" means the hedging strategy adopted by the Borrower from time to time for the sole purpose of hedging the UK Group's then existing interest rate or currency risk exposure in connection with its ordinary business acting reasonably and prudently and not for speculative or proprietary trading purposes.

         "ICTA" means the Income and Corporation Taxes Act 1988.

         "Indebtedness for Borrowed Money" means any indebtedness for or in respect of:

         (a)      moneys borrowed;

         (b) any amount raised by acceptance under any acceptance credit facility;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument (for the avoidance of doubt excluding any such instrument issued solely by way of consideration for the acquisition of assets where such an instrument is not issued for the purpose of raising finance);

         (d) any amount raised pursuant to any issue of shares which are expressed to be redeemable in cash (other than redeemable shares issued by way of consideration for the acquisition of assets where such shares are not issued for the purpose of raising finance);

         (e) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with generally accepted accounting principles in the relevant jurisdiction, be treated as a finance or capital lease;

         (f) the amount of any liability in respect of any advance or deferred purchase agreement if the primary reason for entering into such agreement is to raise finance;

         (g) receivables sold or discounted (other than on a non-recourse basis);

         (h) any agreement or option to re-acquire an asset if the primary reason for entering into such agreement or option is to raise finance;

         (i) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing; and

         (j) (without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above.

         "Information Memorandum" means the document concerning the CWC ConsumerCo Business and the UK Group which, at, inter alia, the Borrower's request and on its behalf, was prepared in relation to the Senior Bank Credit Agreement and distributed by the Arrangers to selected banks during May 2000.

         "Initial Advance Date" means the first date on which Advances are made under the Facility.

         "Instructing Group" means a Bank or Banks to whom in aggregate more than sixty-six and two thirds per cent. of the amount of the Loan is (or, immediately prior to its repayment, was then) owed.

         "Insurance Proceeds" means the proceeds of any insurance claim intended to compensate for damage to, or destruction of, any asset or interruption of business received by any member of the UK Group after deducting:

         (a) any reasonable out of pocket expenses incurred by any member of the UK Group in relation to such a claim; and

         (b) proceeds relating to third party claims, which are applied towards meeting such claims.

         "Intellectual Property" means all patents, trade marks, service marks, designs, copyrights, design rights, moral rights, inventions, confidential information, know-how and other intellectual property rights and interests, whether registered or unregistered, and the benefit of all licences, applications and rights to use such intellectual property now or hereafter belonging to any member of the Covenant Group.

         "Intercreditor Agreement" means the agreement dated on or about the Execution Date between (inter alia) the Banks, the lenders under the Senior Bank Credit Agreement, the Agent and the Security Trustee, by which the Banks undertake certain obligations in respect of their rights under this Agreement.

         "Interest Period" means, save as otherwise provided herein:

         (a)    any of those periods mentioned in Clause 4.5 (Interest Periods);
and

         (b) in relation to an Unpaid Sum, any of those periods mentioned in Clause 23.1 (Default Interest Periods).

         "Intermediate Parent Inter-Company Loan Assignment" means the assignment by way of security of inter-company loans dated the Execution Date and made between the Intermediate Parent and the Security Trustee (as defined in the Senior Bank Credit Agreement) as the same may be transferred to the Security Trustee (following repayment in full of all outstandings due under or in connection with the Senior Bank Credit Agreement) in accordance with the terms of the Intercreditor Agreement.

         "Intermediate Parent Subordination Agreement" means the subordination agreement dated the Execution Date and made between the Intermediate Parent (as the lender), the Borrower (as borrower) and the Security Trustee, pursuant to which, whilst sums remain outstanding under the Finance Documents, no payment of interest, repayment of principal or any other payments of any kind can be made in respect of any indebtedness owed by the Borrower to the Intermediate Parent, save as provided therein.

         "Intra-Group Services" means:

         (a) the provision of services by a member of the UK Group to a member of the Group, where such member of the Group requires those services to enable it to carry on its business and provided that the consideration for the provision thereof is in the reasonable opinion of the Borrower no less than the cost (save in any immaterial respect) incurred by such a member of the UK Group in providing such services;

         (b) the provision of services constituted by NTL Group Limited employing personnel, acting as agent to buy equipment or other assets or services or trade with residential customers on behalf of other members of the Group, where the costs of such employment or purchasing and the costs and revenues generated by such trading are in the reasonable opinion of the Borrower reimbursed by or distributed (save in any immaterial respect) to the relevant Group member; and

         (c) the provision of services constituted by NTL Business Limited (formerly named NTL Technologies Limited) acting as agent to trade with business customers on behalf of other members of the Group, where the costs and revenues of such trading are in the reasonable opinion of the Borrower reimbursed by or distributed (save in any immaterial respect) to the relevant Group member.

         "Ireland" means the Republic of Ireland.

         "LIBOR" means, in relation to any amount to be advanced to or owing by an Obligor under the Finance Documents on which interest for a given period is to accrue:

         (a) the percentage rate per annum equal to the offered quotation which appears on the page of the Telerate Screen which displays the British Bankers Association Interest Settlement Rate for sterling (being currently "3750") or the currency of any Unpaid Sum for such period as of 11.00 a.m. on the Quotation Date for such period or, if such page or such service shall cease to be available, such other page or such other service for the purpose of displaying the British Bankers Association Interest Settlement Rate for sterling (or the currency of such Unpaid Sum) as the Agent, after consultation with the Banks and the Borrower, shall select; or

         (b)      if no quotation for sterling (or the currency of such Unpaid
                  Sum) and the relevant period is displayed and the Agent has not selected an alternative service on which a quotation is displayed, the arithmetic mean (rounded upwards to five decimal places) of the rates (as notified to the Agent) at which each of the Reference Banks was offering to prime banks in the London interbank market deposits in sterling (or the currency of such Unpaid Sum) for such period as of
                  11.00 a.m. on the Quotation Date for such period.

         "Licences" means each licence which is material to the conduct of the business of any member of the Covenant Group.

         "LMA" means the Loan Market Association.

         "Loan" means, at any time, the aggregate principal amount of the outstanding Advances at such time.

         "Mandatory Cost Rate" means the rate determined in accordance with
         Schedule 5 (Mandatory Costs).

         "Margin" means 4.50 per cent. per annum, provided that the Margin shall increase by 0.50 per cent. per annum on the three month anniversary of the Initial Advance Date and by an additional 0.50 per cent. per annum on each subsequent three month anniversary of the Initial Advance Date.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the UK Group taken as a whole or (b) the ability of any Covenant Group Obligor to perform its material obligations under the Finance Documents to which it is a party.

         "Material Commercial Contracts" means any commercial agreements entered into by any member of the Covenant Group which are reasonably likely to be material to the business or prospects of the Covenant Group taken as a whole.

         "Monthly Performance Update Report" means the report to be prepared by the Reporting Accountants and delivered to the Agent in respect of (inter alia) the performance of the Extended UK Group during the relevant month against the projected performance of the Extended UK Group as set out in the Updated Business Plan and each relevant Budget delivered after the date of the Updated Business Plan.

         "Net Average Revenue Contributions" means, at any time:

         (a) the aggregate of the Average Revenue Contributions of all assets disposed of by members of the UK Group under paragraph (g) of the definition of Permitted Disposals,

         less

         (b) the aggregate of the estimated Average Revenue Contributions of all assets acquired by members of the UK Group either in exchange for, or out of the proceeds of the disposal of, assets disposed of under paragraph (g) of the definition of Permitted Disposals (such estimated Average Revenue Contributions to be reasonably agreed between the Borrower and the Agent on the basis of the revenues such acquired assets could have reasonably been expected to have generated for the two financial years of the Borrower immediately preceding the date of their acquisition, had such assets been owned by the relevant member of the UK Group throughout those two financial years).

         "New NTL Exit Facility" means $[558,600,000] aggregate principal amount at maturity (exclusive of any payment-in-kind notes), 19% Senior Secured Notes due 2010 issued by New NTL on or prior to the Plan Effective Date.

         "New NTL Exit Facility Agreements" means:

         (a) the indenture between New NTL, the guarantors listed therein and U.S. Bank National Association as trustee pursuant to which New NTL will issue $ [558,600,000] aggregate principal amount at maturity (exclusive of any payment-in-kind notes) of 19% senior secured notes due 2010;

         (b) the purchase agreement between New NTL, the guarantors listed therein and the purchasers listed therein and entered into in connection with the Exit Financing Indenture;

         (c) the exchange and registration rights agreement between New NTL, the guarantors listed therein and the purchasers listed therein and entered into in connection with the Exit Financing Indenture;

         (d) the Triangle stock pledge agreement made by the holders of membership interests in NTL (Triangle) LLC in favour of, or for the benefit of, U.S. Bank National Association as collateral agent for the benefit of the Secured Parties (as defined therein) and the other parties thereto and entered into in connection with the Exit Financing Indenture;

         (e) the pledge and security agreement made by New NTL and the senior guarantors listed therein in favour of, or for the benefit of, U.S. Bank National

                  Association as trustee for the benefit of the Secured Parties (as defined therein) and the other parties thereto and entered into in connection with the Exit Financing Indenture;

         (f) the equity registration rights agreement between New NTL and the purchasers listed therein and entered into in connection with the Exit Financing Indenture;

         (g) the 19% senior secured notes due 2010 and referred to in the definition of New NTL Exit Facility and any replacement senior secured note issued as a result of the loss or destruction of any issued senior secured note or issued to a transferee of any issued senior secured note together with any payment-in-kind notes issued in accordance with such senior secured notes; and

         (h) if and when issued as provided in the exchange and registration rights agreement referred to at paragraph (c) above or the Exit Financing Indenture, New NTL's senior secured notes due 2010 issued in the Registered Exchange Offer in exchange for the senior secured notes referred to at paragraph (g) above or otherwise as provided in the Exit Financing Indenture together with any payment-in-kind notes issued in accordance with such senior secured notes, in the case of each of the agreements referred to at paragraphs (a) to (f) above and the 19% senior secured notes due 2010 referred to at paragraph (g) above (other than any replacement senior secured notes or payment-in-kind notes referred to at paragraph (g) above), dated on or before the Plan Effective Date.

         "Non-Recourse Bank Indebtedness" means any Financial Indebtedness incurred by a Non-Recourse Subsidiary from financial institutions pursuant to a bank credit or loan agreement where the liabilities of such Non-Recourse Subsidiary in respect of such Financial Indebtedness are not directly or indirectly the subject of a guarantee, indemnity or any other form of assurance, undertaking or support from any other member of the Group (other than the subsidiaries of such person).

         "Non-Recourse Subsidiary" means a person which is a member of the Group (other than a member of the Covenant Group, the Parent and any direct or indirect parent company of the Parent) and whose creditors have no recourse to any other member of the Group (other than the subsidiaries of such person) in respect of any Financial Indebtedness of that person or any of its subsidiaries (other than recourse to any member of the Group which has granted security over its shares or other interests in such a Non-Recourse Subsidiary beneficially owned by it provided that such recourse is limited to the realisation of such security).

         "Noteholder Election Option" means the option offered to the NTL CC Subordinated Notes Holders, the NTL Delaware Subordinated Notes Holders (other than France Telecom), and the NTL Inc. Subordinated Notes Holders (other than France Telecom) as of the Noteholder Election Option Record Date, to purchase (a) shares of New NTL Common Stock and (b) shares of New NTL Common Stock (each accompanied by a Series A Warrant) that were not subscribed for in the Equity Rights Offering.

         "NTL Delaware, Inc." means NTL (Delaware) Inc. (formerly named NTL Incorporated), a company incorporated in Delaware.

         "NTL Delaware Subordinated Debt" means Financial Indebtedness incurred under the NTL Delaware Subordinated Note.

         "NTL Delaware Subordinated Note" means the note dated 5 April, 2002 in the principal amount of (pound)90,000,000 evidencing indebtedness originally owed by the Intermediate Parent to NTL Delaware Inc and to be transferred, on the Plan Effective Date, by NTL (Delaware) Inc. to the Parent against consideration paid in cash in an amount equal to the face amount (or its equivalent in dollars) of such note together with accrued interest thereon.

         "NTL Diamond Sub-Group" means Diamond Cable, Diamond Holdings and each of their respective subsidiaries from time to time.

         "NTL Ireland Sub-Group" means NTL Communications (Ireland) Limited and its subsidiaries from time to time.

         "NTL Triangle Sub-Group" means NTL Triangle LLC and its subsidiaries from time to time.

         "NTLIH" means NTL Investment Holdings Limited, a company incorporated in England and Wales with company number 3173552.

         "Obligors" means the Borrower and the Guarantors.

         "Oftel" means the Director General of Telecommunications and/or any other successor or other body or authority having, inter alia, the right, function and/or obligation to monitor and enforce compliance with the provisions of licences issued pursuant to the Telecommunications Act 1984.

         "Operating Cash Flow" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Overdraft Facility" means any facility provided by a United Kingdom clearing bank to a member of the UK Group.

         "Parent Covenant Group" means New NTL and any subsidiary of New NTL which is a holding company of the Borrower (which as at the Restatement Amendment Effective Date is the Parent and the Intermediate Parent).

         "Parent Funding" means:

         (a) the subscription by the Intermediate Parent for new equity capital of the Borrower; or

         (b) Subordinated Debt incurred by the Borrower from the Intermediate Parent.

         "Parent Inter-Company Loan Assignment" means the assignment by way of security of certain inter-company loans made by the Parent to the Intermediate Parent (other than in relation to Excluded Debt) dated on or about the Restatement Amendment Effective Date and made between the Parent and the Security Trustee.

         "Parent Subordination Agreement" means the subordination agreement dated 15 July 2002 made between the Parent (as the creditor), the Intermediate Parent (as borrower) and the Security Trustee as amended and restated by an amendment agreement dated on or about the Restatement Amendment Effective Date, pursuant to which, whilst sums remain outstanding under the Finance Documents, no payment of interest, repayment of principal or any other payments of any kind can be made in respect of any indebtedness owed by the Intermediate Parent to the Parent, save as provided therein.

         "Participating Member State" means any member state of the European Union which has adopted the euro as its lawful currency at the relevant time.

         "Permitted Acquisitions" means:

         (a) the incorporation of a company (which is or immediately becomes a member of the UK Group) or the acquisition of the shares in a newly incorporated company (which is or immediately becomes a member of the UK Group) from its subscribing shareholders, where such a company at all times:
                  -

                  (i) carries on business in an administrative capacity, supporting the business of the UK Group (as carried on in accordance with Clause 18.24 (Change of Business));

                  (ii) acts as a captive insurance company in the role previously performed by NTL Insurance Limited;

                  (iii) acts as a holding company for, or operating company of, the assets of National Transcommunications Limited, Singapore branch;

                  (iv)     acts as a vehicle for a Permitted Acquisition; or

                  (v) acts as a healthcare trust company in relation to the administration and provision of health benefits to be provided to other members of the Group;

         (b) any acquisition made by a member of the Covenant Group pursuant to the implementation of an Asset Passthrough or a Funding Passthrough;

         (c) any acquisition of assets as referred to in paragraphs (a) or (c) of the definition of Asset Adjustment Payments;

         (d) any acquisition made by a member of the UK Group of assets from a company carrying on the CWC DataCo Business where (i) no consideration is paid by the member of the UK Group to the company carrying on the CWC DataCo Business in connection with the transfer of such assets and (ii) Cable & Wireless is obliged to pay to such company carrying on the CWC DataCo Business the full market value (if any) of the relevant assets transferred, all in accordance with the Transaction Agreement;

         (e) any acquisition by an Obligor or a member of the UK Group pursuant to a Permitted Disposal within paragraphs (f), (h) or (i) of the definition of Permitted Disposals and any acquisition by a member of the Covenant Group of shares issued by a wholly-owned subsidiary of the Intermediate Parent which is a member of the Covenant Group provided that such shares are issued on terms permitted or not prohibited by the Senior Bank Credit Agreement or, if all or part of the shares of such wholly-owned subsidiary are subject to the Security, such issued shares are subject to such Security in the manner described in paragraph (i) of this definition;

         (f) certain acquisitions to be agreed by an Instructing Group (subject to such limitations including in relation to the aggregate value thereof, as may be required by the Instructing Group) of assets of Euroco and its subsidiaries;

         (g) any acquisition which is specifically and separately consented to in writing by an Instructing Group prior to such acquisition being made;

         (h)      the acquisition of the assets of National
                  Transcommunications Limited, Singapore branch, by a newly incorporated company which is a member of the UK Group and which acts as a holding company for, or an operating company of, such assets;

         (i) any acquisition of newly issued shares in the Borrower by the Intermediate Parent or the acquisition of newly issued shares in the Intermediate Parent by the Parent, in each case, where such issuance of shares has been made in consideration of the cancellation and/or satisfaction in whole or in part of any inter-company indebtedness owing by the Borrower to the Intermediate Parent or by the Intermediate Parent to the Parent (as the case may be) and where 65% of such newly issued shares in the Borrower or all of such newly issued shares in the Intermediate Parent (as the case may be) are made subject to the terms of the Share Charge or the Pledge Agreement (as the case may be), form a part of the Security created thereunder and where the share certificates and stock transfer forms (or the equivalent thereof) relating to such newly issued shares which are to be the subject of such security are delivered to the Security Trustee pursuant to the terms thereof; and

         (j) acquisitions not falling within paragraphs (a) to (i) above provided that the aggregate value of acquisitions permitted by this paragraph (j) shall not in any Financial Year of the Borrower, exceed in aggregate (pound)25,000,000 (or its equivalent in other currencies).

         "Permitted Disposal" means any disposal:

         (a)      made in the ordinary and usual course of business;

         (b) on arm's length commercial terms of an asset by a member of the UK Group who is not an Obligor;

         (c) for cash (if the relevant asset has any value) on arm's length commercial terms of any surplus or obsolete assets no longer required for the efficient operation of the business of the UK Group;

         (d) of cash, where such a disposal is not otherwise prohibited by the Finance Documents;

         (e)      by way of a realisation of a Permitted Investment;

         (f) by an Obligor to another Obligor, provided that if the relevant assets are subject to an Encumbrance pursuant to a Security Document, they remain so or become subject to a similar Encumbrance in favour of the Finance Parties in the hands of the acquiring Obligor, in each case without the re-opening of any insolvency related hardening periods under applicable US insolvency legislation;

         (g) on (A) arm's length commercial terms for cash consideration or (B) in exchange for similar assets located in either the United Kingdom or Ireland which the Agent (acting reasonably) determines to be of a comparable or superior quality provided that:

                  (i) in each case the Net Average Revenue Contributions at no time exceed 5 per cent. of the consolidated revenues of the UK Group, determined on a per annum basis; and

                  (ii) the proceeds of any disposal under (A) of this paragraph (g) are applied in accordance with Clause
                           9.2 (Mandatory Prepayment from Asset Disposals);

         (h) of an interest in real or heritable property by way of a lease or licence granted by a member of the UK Group to another member of the UK Group;

         (i)      by a member of the UK Group to another member of the UK
                  Group;

         (j) of any assets as referred to in paragraphs (b) or (d) of the definition of Asset Adjustment Payments;

         (k) of any assets by a member of the UK Group to a company carrying on the CWC DataCo Business where (i) no consideration is paid by the company carrying on the CWC DataCo Business to the member of the UK Group in connection with the transfer of such assets and (ii) New NTL is obliged to pay or, if no so obliged, pays to such member of the UK Group the full market value (if any) of the relevant assets transferred, all in accordance with the Transaction Agreement or, as the case may be, the Asset Adjustment Payments Memorandum;

         (l) of any assets pursuant to the implementation of an Asset Passthrough or of any funds received pursuant to the implementation of a Funding Passthrough;

         (m) by National Transcommunications Limited, Singapore branch, of its assets to a newly incorporated company which is a member of the UK Group and which acts as a holding company for, or an operating company of, such assets; and

         (n) which is specifically and separately consented to in writing by an Instructing Group prior to such disposal being made.

         For the avoidance of doubt, in no event shall the transfer of the shares of the Borrower or any Guarantor to a person which is not a Guarantor constitute a Permitted Disposal.

         "Permitted Encumbrance" means:

         (a) any existing Encumbrance specified in Schedule 3 (Existing Encumbrances) provided that the principal amount thereby secured is not increased;

         (b) any Encumbrance over or affecting any asset acquired by a member of the UK Group after the Execution Date and subject to which such asset is acquired, if:

                  (i) such Encumbrance was not created in contemplation of the acquisition of such asset by a member of the UK Group; and

                  (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph (k) of the definition of Permitted Indebtedness;

         (c) any Encumbrance over or affecting any asset of any company which becomes a member of the UK Group after the Execution Date, where such Encumbrance is created prior to the date on which such company becomes a member of the UK Group, if:

                  (i) such Encumbrance was not created in contemplation of the acquisition of such company; and

                  (ii) the Financial Indebtedness secured by such Encumbrance at all times falls within paragraph (i) or (k) of the definition of Permitted Indebtedness;

         (d) any netting or set-off arrangement entered into by the Intermediate Parent or any member of the UK Group in the normal course of its banking arrangements for the purpose of netting debit and credit balances;

         (e) any right of set-off or any title transfer or retention of title arrangement entered into by the Intermediate Parent or any member of the UK Group in the normal course of its trading activities on the counterparty's standard or usual terms (where such terms reasonably accord with the terms generally adopted in the market to which such a trading activity relates);

         (f) any lien arising by operation of law or by a contract having a similar effect and in each case arising or entered into in the normal course of business, if such lien is discharged within thirty days of arising;

         (g) any Encumbrance created pursuant to, arising under or evidenced by the Security Documents;

         (h) any Encumbrance granted by a member of the UK Group over the shares or other interests it holds in, or over the assets attributable to, a Project Company;

         (i) any Encumbrance created by any arrangements referred to in paragraph (e) or paragraph (f) of the definition of Indebtedness for Borrowed Money;

         (j) any Encumbrance arising pursuant to an order of attachment, an injunction restraining the disposal of assets or any similar legal process in each case arising in connection with court proceedings being diligently conducted by an Obligor or any member of the UK Group in good faith;

         (k) any Encumbrance over cash deposited as security for the obligations of a member of the UK Group in respect of a performance bond, guarantee, standby letter of credit or similar facility entered into by such a member of the UK Group in the ordinary course of business;

         (l) any Encumbrance on assets of the Intermediate Parent or any member of the UK Group securing the obligations under the Finance Documents (as defined in the Senior Bank Credit Agreement);

         (m) any Encumbrance constituted by a rent deposit deed entered into on arm's length terms and in the ordinary course of business securing the obligations of a member of the UK Group in relation to property leased to a member of the UK Group;

         (n) any Encumbrance securing Permitted Indebtedness falling within paragraph (k) of the definition of Permitted Indebtedness;

         (o) any Encumbrance existing as at the Restatement Amendment Effective Date and which relates solely to the South Herts Refinancing Loan;

         (p) any Encumbrance over the shares of NTL (Triangle) LLC where such Encumbrance is granted as security for amounts due under the New NTL Exit Facility Agreements or any Permitted Refinancing of the Exit Financing; and

         (q) any Encumbrance granted in favour of the New NTL Lenders in respect of the Exit Financing or the lenders in respect of any Permitted Refinancing of the Exit Financing over assets of any Covenant Group Obligor or any member of the UK Group to the extent such assets have not already been charged to the Security Trustee in respect of the liabilities of the Obligors under the Finance Documents.

         "Permitted Indebtedness" means any Financial Indebtedness of any member of the Covenant Group:

         (a)      arising under or permitted pursuant to the Finance
                  Documents;

         (b) in respect of Subordinated Debt and/or Assigned Debt and/or Excluded Debt;

         (c)      arising in relation to the implementation of the Hedging
                  Strategy;

         (d)      arising under Permitted Loans and Guarantees;

         (e) arising under Secured Ancillary Facilities or in relation to any documentary or standby letter of credit facility or performance bond facility made available by a financial institution on an unsecured basis provided that the aggregate indebtedness of all members of the UK Group in relation to such facilities and the Secured Ancillary Facilities does not exceed (pound)40,000,000 (or its equivalent in other currencies);

         (f) falling within paragraph (e) of the definition of Indebtedness for Borrowed Money ("Finance Lease Debt") which, when aggregated with any other Finance Lease Debt incurred in reliance on this paragraph (f) by each member of the UK Group does not exceed (pound)45,000,000 (or its equivalent in other currencies);

         (g) arising in respect of the Existing Performance Bonds and Guarantees;

         (h) in respect of Permitted Overdraft Borrowings provided that the aggregate amount of such Financial Indebtedness does not exceed (pound)20,000,000 (or its equivalent in other currencies);

         (i) of any company which became or becomes a member of the UK Group after the Execution Date, where such Financial Indebtedness arose prior to the date on which such company became or becomes a member of the UK Group, if:

                  (i) such Financial Indebtedness was not created in contemplation of the acquisition of such company;

                  (ii) the aggregate amount of all Financial Indebtedness falling within this paragraph (i) does not exceed (pound)20,000,000 (or its equivalent in other currencies); and

                  (iii) such Financial Indebtedness is repaid within three months of such company becoming a member of the UK Group;

         (j) arising in relation to either an Asset Passthrough or a Funding Passthrough;

         (k) not falling within paragraphs (a) to (j) above, of any members of the UK Group provided that the aggregate amount of such Financial Indebtedness does not exceed (pound)20,000,000 (or its equivalent in other currencies) and, in the case of any such Financial Indebtedness (other than where such Financial Indebtedness arises in respect of any performance bond facility or any other facility of a similar type) incurred after the Restatement Amendment Effective Date, the final maturity date of such Financial Indebtedness is a date no earlier than 1 March 2008;

         (l) arising in respect of a refinancing of the Diamond Holdings Notes or the Triangle Notes;

         (m) arising under the Senior Bank Credit Agreement and any guarantee or other covenant for payment given in respect of the Senior Bank Credit Agreement (or under a covenant for payment given in the Security Documents or the Second Security Documents (as defined in the Senior Bank Credit Agreement));

         (n) incurred on or after the Restatement Amendment Effective Date provided that:

                  (i) the Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group covenant set out in Clause 17.2 (Group Financial Condition) is complied with and will be complied with on a proforma basis for the duration of the Facility; and

                  (ii) the final maturity date of such indebtedness is a date not earlier than 1 March 2008;

         (o) arising in respect of the Exit Financing or any Permitted Refinancing of the Exit Financing;

         (p) any other Financial Indebtedness incurred in connection with the Plan and specifically and separately consented to by an Instructing Group; and

         (q) where such is owed by the Intermediate Parent to the Parent or by the Intermediate Parent to New NTL under or in connection with the NTL Delaware Subordinated Debt or any refinancing thereof from time to time provided that such refinancing (i) shall not exceed (pound)90,000,000 together with accrued interest (or its equivalent in other currencies), (ii) shall itself constitute Subordinated Debt and (iii) provides that interest shall be compounded and payable only upon maturity.

         "Permitted Investments" means:

         (a) any debt securities which are readily marketable and which are rated at least "AA" by Standard & Poor's Corporation or "Aa2" by Moody's Investors Service, Inc.;

         (b) certificates of deposit and deposits with banks and bankers acceptances in each case with a bank rated at least A- (or the equivalent thereof) by Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

         (c) commercial paper rated at least A-1 (or the equivalent thereof) by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

         "Permitted Loans and Guarantees" means:

         (a) trade credit or guarantees or indemnities granted in the ordinary course of business on usual and customary terms;

         (b) loans made by any member of the UK Group to its employees either (i) in the ordinary course of its employees' employment or (ii) to fund the exercise of share options by its employees;

         (c) loans permitted pursuant to paragraph (b) of the definition of Permitted Indebtedness;

         (d) loans made by a member of the Covenant Group pursuant to either an Asset Passthrough or a Funding Passthrough;

         (e) loans made by a member of the UK Group to another member of the UK Group;

         (f) loans made by a member of the UK Group to a member of the Covenant Group, where the proceeds of such a loan are (whether directly or indirectly) used to fund a Permitted Payment in accordance with this Agreement (including, but not limited to, the timing requirements set out in the definition of "Permitted Payments");

         (g) credit granted by any member of the UK Group to a member of the Group, where the indebtedness outstanding thereunder relates to Intra-Group Services provided that where such credit relates to services falling within paragraphs (b) or
                  (c) of the definition of Intra-Group Services: -

                  (i) the settlement of all such credit estimated by the Borrower to be owed by members of the Group which are not members of the UK Group shall take place no less frequently than on a monthly basis; and

                  (ii) if, on the first Business Day falling after the fourteenth day of each calendar month, the aggregate amount of all such credit owed by members of the Group which are not members of the UK Group is estimated by the Borrower to be in excess of (pound)25,000,000 (or its equivalent in other currencies) all such credit shall be promptly settled at such time provided that any overpayment or underpayment arising as a result of the settlement of all such credit may be returned to the overpaying party or paid by the underpaying party;

         (h)      the South Herts Refinancing Loan;

         (i) the Cable & Wireless Loan (as defined in the Senior Bank Credit Agreement) or other loans arising in connection with the Transaction Agreement;

         (j) loans made, credit granted and guarantees or indemnities given in aggregate amount not exceeding (pound)200,000;

         (k) deferred consideration in an amount of up to (pound)52,500,000 owed to NTL (CWC) Limited in relation to the disposal of NTL Telephone Equipment Limited; and

         (l) any guarantee or indemnity given by a member of the Covenant Group in respect of any Permitted Indebtedness (or under a covenant to pay in relation to any Permitted Encumbrance executed by any member of the Covenant Group in relation to any Permitted Indebtedness) or other obligation not restricted by the terms of the Finance Documents, of another member of the Covenant Group.

         "Permitted Overdraft Borrowings" means Financial Indebtedness in respect of an Overdraft Facility if such Financial Indebtedness:

         (a) has been incurred solely for short term cash management purposes in the ordinary course of business; and

         (b) is fully repaid within three Business Days of it having been incurred (from available funds other than Permitted Overdraft Borrowings).

         "Permitted Payment" means (i) a payment which is not restricted by the definition of Restricted Payment (including for the avoidance of doubt, from the Borrower to the Intermediate Parent) and (ii) a Restricted Payment which is:

         (a) made, at any time, to fund the actual cash payment obligations (other than the repayment or prepayment of principal) of any member of the Parent Covenant Group in relation to:

                  (i) the Exit Financing or any indebtedness incurred pursuant to any Permitted Refinancing of the Exit Financing;

                  (ii) indebtedness incurred by a member of the Group (other than a member of the UK Group) the proceeds of which have been contributed to the Borrower by way of Subordinated Funding (as defined in the Senior Bank Credit Agreement) after the Restatement Amendment Effective Date in accordance with the provisions of Clause 22.16 (Mandatory Contribution) of the Senior Bank Credit Agreement;

                  (iii) indebtedness incurred by any member of the Group (other than a member of the UK Group) the proceeds of which have been voluntarily contributed to the Borrower by way of Subordinated Funding (as defined in the Senior Bank Credit Agreement) after the Restatement Amendment Effective Date (being for the avoidance of doubt, indebtedness which does not fall within paragraph (ii) above);

                  (iv) any indebtedness incurred by any member of the Group (other than a member of the UK Group) in order to refinance the Diamond Holding Notes or the Triangle Notes;

                  (v) indebtedness incurred by any member of the Group (other than a member of the UK Group) after the Restatement Amendment Effective Date, subject always to compliance with the Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group covenant set out in Clause 17.2 (Group Financial Condition); or

                  (vi) any Hedging Agreement entered into by the Parent or New NTL under which the Parent or New NTL, as the case may be, enters into currency or interest swaps in relation to underlying Financial Indebtedness of the Parent Covenant Group;

                  which, in each case, have fallen due or will fall due within five Business Days of such Permitted Payment being made provided that the cash portion of any interest payable on indebtedness which may be funded by a Permitted Payment under paragraph (a)(ii) (other than any indebtedness incurred by a member of the Parent Covenant Group to refinance (whether in whole or in part) the Facility),
                  (iii), (iv) or (v) above shall not exceed 6 per cent. over the average yield of the index of securities issued by US cable television companies included in the Applicable High Yield Index (measured at the time the indebtedness is incurred);

         (b) made, at any time, to fund the payment of corporate expenses (including taxes) by any member of the Parent Covenant Group (which for the avoidance of doubt shall not include any member of the NTL Diamond Sub-Group or any member of the NTL Triangle Sub-Group), the aggregate amount of such payments during each financial year of the Borrower being no greater than (pound)10,000,000 (or its equivalent in other currencies);

         (c) pursuant to an Asset Passthrough and funded solely from cash generated by entities outside of the UK Group or made available pursuant to a Funding Passthrough and funded solely from cash generated by entities outside of the UK Group;

         (d)      deposited in a Charged Account and:

                  (i) represents the proceeds from a payment of interest on Subordinated Debt which within two Business Days of receipt by the Intermediate Parent is paid (x) by the Intermediate Parent to the Parent and within two Business Days of receipt by the Parent is paid by the Parent to New NTL or (y) by the Intermediate Parent to the Parent, in each case, in accordance with the arrangements the Group has with the Inland Revenue; and

                  (ii) in each case referred to at paragraph (i) above, is reinvested in the Borrower within ten Business Days of such Restricted Payment being made, such an investment being by way of Subordinated Funding or Parent Funding;

         (e) made out of the proceeds of an Asset Adjustment Payment referred to in paragraph (b) of the definition thereof received by a member of the UK Group;

         and provided always that any such payment shall only be permitted if and to the extent that no Event of Default has occurred (and is continuing) or would result from the making of such payment and provided further that Permitted Payments under paragraph (a) or (b) above may only be made, if and to the extent that, the aggregate cash resources (including any undrawn available facilities) of the members of the Parent Covenant Group would, in the absence of the proposed Permitted Payment, fall below (pound)150,000,000 (or its equivalent in other currencies).

         For the avoidance of doubt and notwithstanding any provisions to the contrary in any Subordination Agreement, no Permitted Payments may be made in respect of any indebtedness which is Subordinated Debt and which is outstanding on the Restatement Amendment Effective Date other than as a means of facilitating any of the Permitted Payments listed in paragraphs (a) to (e) above and subject at all times to the limitations listed in paragraphs (a) to (e) above.

         "Permitted Refinancings" means the refinancing by any member of the Parent Covenant Group of: -

         (a) the Exit Financing (and for the avoidance of doubt, any refinancing of the Exit Financing may be by way of the issuance of equity or the raising of debt and may take place in one or more tranches);

         (b)      the Diamond Holdings Notes; and

         (c)      the Triangle Notes,

         provided that the final maturity date of any indebtedness incurred in respect of any such refinancing is a date no earlier than the Final Maturity Date.

         "Plan" means the Debtors' second amended joint plan of reorganisation in respect thereof under Chapter 11 dated 15 July 2002, together with all exhibits thereto, in each case, as amended by a confirmation order in respect thereof dated 5 September 2002.

         "Plan Effective Date" shall bear the meaning given to the term "Effective Date" in the Plan.

         "Pledge Agreement" means the Pledge Agreement dated on or about the Restatement Amendment Effective Date executed by the Parent in favour of the Security Trustee relating to 100% of the capital stock of the Intermediate Parent.

         "Potential Event of Default" means any event which would become (with the passage of time, the giving of notice, the making of any determination hereunder or any combination thereof) an Event of Default.

         "Prepayment Escrow Account" means an account, bearing interest at a commercially reasonable rate in relation to the given circumstances, held with the Agent (or such other financial institution reasonably acceptable to the Agent) in the name of the Borrower, over which the Borrower has granted or will grant security in favour of the Security Trustee and into which sums are deposited in accordance with Clause 9 (Mandatory Prepayment).

         "Prescribed Accounting Period" means a prescribed accounting period as defined in the Value Added Tax Regulations 1995, as applicable to the relevant member of the UK Group.

         "Project Company" means a subsidiary of a company (or a person in which such company has an interest), which has a special purpose and whose creditors have no recourse to any other member of the Covenant Group in respect of any Financial Indebtedness of that subsidiary or person (as the case may be) or any of such subsidiary's or person's subsidiaries (other than recourse to such member of the Covenant Group which has granted security over its shares or other interest in such a Project Company beneficially owned by it provided that such recourse is limited to the realisation of such security).

         "Properties" means the properties owned or leased by members of the UK Group.

         "Proportion" means, in relation to a Bank at any time, the proportion which its Commitment bears to the Total Commitments.

         "Qualifying Lender" means:

         (a) a Bank which is (on the date a payment of interest falls due under a Finance Document) beneficially entitled to and within the charge to United Kingdom corporation tax in respect of that payment provided that the advance in respect of which the payment is made was made by a bank for the purposes of section 349 of ICTA at the time that the advance was made; or

         (b)      a Treaty Lender.

         "Quarter Date" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Quotation Date" means, in relation to any period for which an interest rate is to be determined under the Finance Documents, the day on which quotations would ordinarily be given by prime banks in the London Interbank Market for deposits in the currency of the relevant sum for delivery on the first day of that period, provided that, if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates.

         "Reference Banks" means the principal London offices of JP Morgan Chase Bank, and the principal London offices of two other Banks agreed between the Agent and the Borrower or such other bank or banks as may from time to time be agreed between the Borrower and the Agent acting on the instructions of an Instructing Group.

         "Registered Exchange Offer" means the offer by New NTL pursuant to the exchange and registration rights agreement referred to at paragraph (c) of the definition of New NTL Exit Facility Agreements to certain holders of the senior secured notes referred to in the definition of New NTL Exit Facility, to issue and deliver to such holders, in exchange for such senior secured notes, a like aggregate principal amount at maturity of exchange notes registered under the Securities Act of 1933 (as amended).

         "Relevant Period" has the meaning given to it in Clause 17.3 (Financial Definitions).

         "Remedy Restriction Period" means any period during which the rights and remedies of the Banks which would otherwise arise by reason of an Event of Default (whether or not such Event of Default is deemed waived pursuant to the Intercreditor Agreement) are restricted, delayed or suspended, or the Banks are required to waive (or are deemed to have waived) conditions to drawdown hereunder, pursuant to the terms of the Intercreditor Agreement as in effect on the Execution Date.

         "Repeated Representations" means each of the representations set out in Clause 15.4 (Status and Due Authorisation) to Clause 15.15 (Existing Group Indebtedness).

         "Reporting Accountants" means the accountancy firm engaged by the Agent on behalf of the Banks to advise the Banks in connection with matters relating to, inter alia, the financial position and performance of the Group and compliance with certain obligations set out in this Agreement which, as at the date of the Restatement Amendment Effective Date, is PricewaterhouseCoopers.

         "Reporting Accountants Mandate Letter" means the mandate letter dated on or about the date of the Restatement Amendment Agreement from PricewaterhouseCoopers as Reporting Accountants to the Agent and the Senior Agent and countersigned by each of the Agent, the Senior Agent, New NTL, the Borrower and NTL Investment Holdings Limited.

         "Required Monthly Information" means the information set out at Appendix B of the Reporting Accountants Mandate Letter as being required to be delivered by New NTL, the Borrower and/or NTL Investment Holdings Limited to the Reporting Accountants to enable preparation of the Monthly Performance Update Report, including:

         (a) a report on 13 week short-term cash flow forecast for the UK Group, such report to include:

                  (i)      forecast cash receipts by month;

                  (ii)     forecast debtor days;

                  (iii) forecast supplier payments and assumptions regarding the unwinding of the opening accounts payable ledger and accruals balances, as well as assumed payment terms on new purchases; and

                  (iv) details of other cash flow items and material assumptions; and

         (b) a monthly management account pack for the Extended UK Group, such management account pack to include:

                  (i) monthly and year-to-date revenues, gross margin and EBITDA for the Extended UK Group and by division compared to budget;

                  (ii)     details of any exceptional costs;

                  (iii) monthly Capital Expenditure spend and details of material projects;

                  (iv) a summary net cash flow statement and aggregated balance sheet for the Extended UK Group; and

                  (v)      a commentary on monthly performance.

         "Required Percentage" means 80 per cent. provided that, where the Borrower has notified the Agent that any or all of the financings listed in paragraphs (b) and (c) of the definition of Capital Event Proceeds are to be deemed (in whole or in part)to constitute Capital Event Proceeds (at any time with the period falling 12 months after the respective closing dates of any such financings), the Required Percentage shall be a percentage of up to 100 per cent., as selected by the Borrower.

         "Reservations" means:

         (a) the principle that equitable remedies are remedies which may be granted or refused at the discretion of the court, the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors, the time barring of claims under any applicable law, the possibility that an undertaking to assume liability for or to indemnify against non-payment of any stamp duty or other tax may be void, defences of set-off or counterclaim and similar principles;

         (b) anything analogous to any of the matters set out in paragraph (a) above under any laws of any applicable jurisdiction; and

         (c) the reservations in or anything disclosed by any of the legal opinions delivered pursuant to (i) Clause 2.4 (Conditions Precedent) and Schedule 3 (Conditions Precedent) of the Agreement in the form as at the Execution Date, (ii)

                  Schedule 8 (Additional Conditions Precedent) of this Agreement or (iii) Clause 2 (Restatement) of the Restatement Amendment Agreement.

         "Restatement Amendment Agreement" means the amendment agreement dated [o] 2002 and made between the parties hereto which amends this Agreement by way of a restatement of this Agreement.

         "Restatement Amendment Effective Date" means the date on which the Restatement Amendment Effective Time occurs.

         "Restatement Amendment Effective Time" means the "Effective Time" as such term is defined in the Restatement Amendment Agreement.

         "Restatement Amendment Financial Statements" means:

         (a) in relation to New NTL, its annual report on Form 10-K for its financial year ended 31 December 2001; and

         (b) in relation to the Borrower, the audited consolidated financial statements for the UK Group for the financial year ended 31 December 2001.

         "Restricted Group" means any member of the Group other than (a) the Intermediate Parent and (b) any member of the UK Group which is an Obligor under (and as defined in) the Senior Bank Credit Agreement.

         "Restricted Payment" means any payment by a member of the Covenant Group to a member of the Restricted Group (a) by way of dividend or other distribution or (b) by way of interest on or repayment of the principal amount of or any other payment (other than a payment by way of loan) in respect of or in connection with intra-Group Indebtedness for Borrowed Money (other than to the extent required by the Borrower to meet its interest payment obligations under this Agreement).

         "Rights Offerings" means the Equity Rights Offerings and the Noteholder Election Option.

         "Scheme" means the scheme of arrangement under Section 425 in relation to the Target.

         "Scheme Effective Date" means 12 May 2000.

         "Second Caxton Sale" means the transfer of Caxton by CWC Holdings to Cable & Wireless (UK) Holdings plc in part satisfaction of the reduction in the share capital of CWC Holdings occurring prior to the Acquisition, such reduction being confirmed by the court in accordance with Section 135 of the Companies Act 1985.

         "Section 425" means section 425 of the Companies Act 1985.

         "Secured Ancillary Facilities" has the meaning given to it in the Senior Bank Credit Agreement.

         "Security" means the security from time to time constituted by or pursuant to the Security Documents.

         "Security Documents" means the Pledge Agreement, the Share Charge, the Parent Inter-Company Loan Assignment, the Intermediate Parent Inter-Company Loan Assignment (to the extent assigned to the Security Trustee pursuant to the Intercreditor Agreement) and any other agreement or document pursuant to which any member of the Group creates any security interest in favour of the Finance Parties (or the Security Trustee on their behalf) for all or any part of the obligations of the Obligors or any of them under any of the Finance Documents.

         "Security Trust Agreement" means the security trust agreement dated the Execution Date, entered into in connection herewith and made between the Parent, the Intermediate Parent and the Security Trustee.

         "Senior Agent" means the person from time to time appointed as agent of the banks under the Senior Bank Credit Agreement.

         "Senior Bank Credit Agreement" means the (pound)2,500,000,000 Credit Agreement dated on or about the Execution Date among the Borrower, NTL Business Limited, New NTL, JP Morgan Chase Bank (formerly known as Chase Manhattan Plc) and Morgan Stanley Dean Witter Bank Limited, as arrangers and joint book managers, JP Morgan Europe Limited (formerly known as Chase Manhattan International Limited), as agent and security trustee and others as amended and restated by a restatement amendment agreement dated on or about the date of the Restatement Amendment Effective Date and from time to time and the "Senior Bank Loan" and the "Senior Bank Credit Facility" shall be construed accordingly.

         "Share Charge" means the share charge dated the Execution Date and given by the Intermediate Parent in favour of the Security Trustee relating to 65% of the issued share capital of the Borrower.

         "South Herts Facility" has the meaning given to it in the Senior Bank Credit Agreement.

         "South Herts Refinancing Loan" has the meaning given to it in the Senior Bank Credit Agreement.

         "Specified Financial Indebtedness" means any Financial Indebtedness of the Parent or any Guarantor (other than arising in respect of any letters of credit or performance bonds issued at the request of a member of the Group in the ordinary course of its business) arising under (a) the Exit Financing, (b) any Permitted Refinancing of the Exit Financing and (c) any Financial Indebtedness incurred to refinance the Facility in whole or in part.

         "Statutory Requirements" means any applicable provision or requirement of any Act of Parliament including the Telecommunications Act 1984, the Cable and Broadcasting Act 1984 and the Cable and the Broadcasting Act 1990 or any instrument, rule or order made under any Act of Parliament or any regulation or by-law of any local or other competent authority or any statutory undertaking or statutory company which has jurisdiction in relation to the carrying out, use, occupation, operation of the properties or the businesses of any member of the UK Group carried out thereon.

         "Steering Committee Group" means the Arrangers.

         "Subordinated Debt" means:

         (a) any loan made by the Parent to the Intermediate Parent (including for the avoidance of doubt, the NTL Delaware Subordinated Debt) or by the Intermediate Parent to the Borrower where such loan has been subordinated to the Loan on the terms of a Subordination Agreement; and

         (b) any other inter-company loan between Obligors as the Agent may agree where such loan has been subordinated to the obligations of the Obligors to the Finance Parties under the Finance Documents on the terms of a Subordination Agreement.

         "Subordinated Funding" means:

         (a) the subscription by the Parent for new equity capital of the Intermediate Parent; and

         (b)      Subordinated Debt.

         "Subordination Agreements" means:

         (a)      the Intermediate Parent Subordination Agreement;

         (b)      the Parent Subordination Agreement; and

         (c) any other subordination agreement in the agreed form executed or to be executed by any member of the Group in favour of the Security Trustee relating to Subordinated Debt.

         "Syndication Date" means 4 September 2000.

         "Target" means Cable and Wireless Communications plc (company number 3288998) (now known as NTL (CWC) Limited).

         "Target Group" means CWC Holdings, Target and its direct and indirect subsidiaries (other than such of the Target Group Excluded Subsidiaries (as defined in the Senior Bank Credit Agreement) which were subsidiaries of the Target immediately after the Second Caxton
         Sale) immediately after the Second Caxton Sale, such comprising the CWC ConsumerCo Business.

         "Total Commitments" means, at any time, the aggregate of the Banks' Commitments.

         "Transaction Agreement" means the restated agreement dated as of 26 July 1999 between Bell Atlantic Corporation, Cable & Wireless, the Target and Euroco (as amended from time to time before the Restatement Amendment Effective Date and as amended from time to time after the Restatement Amendment Effective Date, and notified to the Agent).

         "Transfer Certificate" means a certificate substantially in the form set out in Schedule 2 (Form of Transfer Certificate) or in such other form as may be agreed between the Borrower and the Agent signed by a Bank and a Transferee under which:

         (a) such Bank seeks to procure the transfer to such Transferee of all or a part of such Bank's rights, benefits and obligations under the Finance Documents upon and subject to the terms and conditions set out in Clause 30.3 (Assignments and Transfers by Banks); and

         (b) such Transferee undertakes to perform the obligations it will assume as a result of delivery of such certificate to the Agent as contemplated in Clause 30.5 (Transfers by Banks).

         "Transfer Date" means, in relation to any Transfer Certificate, the date for the making of the transfer as specified in such Transfer Certificate.

         "Transferee" means a person to which a Bank seeks to transfer by novation all or part of such Bank's rights, benefits and obligations under the Finance Documents.

         "Treaty Lender" means a Bank which is (on the date a payment falls due under a Finance Document) entitled to that payment under a double taxation agreement in force with the United Kingdom on that date (subject to the completion of any necessary procedural formalities) without a deduction or withholding for or on account of tax imposed by the United Kingdom from such a payment.

         "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 7 February 1992 and came into force on 1 November 1993).

         "Triangle Notes" means the 11.2% senior discount debentures due 15 November 2007, with a principal amount at maturity of $517,300,000, issued by NTL Triangle LLC (formerly known as Comcast UK Cable Partners Limited).

         "UK Group" means:

         (a) for the purposes of the definition of Required Monthly Information, Clause 15.9 (Audited Financial Statements), Clause 16.1 (Annual Statements), Clause 16.2 (Quarterly Statements), Clause 17.1 (UK Group Financial Condition), Clause 17.3 (Financial Definitions) and any other provision of this Agreement using the definitions defined in Clause
                  17.3 (Financial Definitions):

                  (i) the Borrower;

                  (ii) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) for so long as a member of the UK Group is a general partner of South Hertfordshire United Kingdom Fund, Ltd; and

                  (iii) each of the Borrower's direct and indirect subsidiaries from time to time, excluding the UK Group Excluded Subsidiaries (other than NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited); and

         (b) for all other purposes, the Borrower and each of its direct or indirect subsidiaries from time to time other than the UK Group Excluded Subsidiaries.

         For information purposes only, the members of the UK Group on the Restatement Amendment Effective Date are listed in Schedule 12 (Members of the UK Group) to the Senior Bank Credit Agreement.

         "UK Group Excluded Subsidiary" means:

         (a) any subsidiary of the Borrower which is a Dormant Subsidiary and which (i) has assets (save for loans existing on the Execution Date owed to it by other members of the UK Group) with an aggregate value of (pound)10,000 or less; (ii) does not hold a Licence; and (iii) is not a Guarantor (as defined in the Senior Bank Credit Agreement).

         (b)      Moleseye Limited;

         (c)      Fawnspring Limited;

         (d) any member of the NTL Triangle Sub-Group (until such time as the Borrower elects for the members of the NTL Triangle Sub-Group to become guarantors under the Senior Bank Credit Facility in accordance with Clause 37.4 (NTL Triangle Accession) of the Senior Bank Credit Agreement);

         (e) NTL (South Hertfordshire) Limited (formerly known as Cable & Wireless Communications (South Hertfordshire) Limited) and its subsidiaries, until such time as NTL (South
                  Hertfordshire) Limited becomes a wholly-owned subsidiary of the Borrower;

         (f)      any subsidiary of the Borrower which is a Project Company;
                  and

         (g) any company which becomes a subsidiary of the Borrower after the Execution Date pursuant to an Asset Passthrough,

         provided that, any of such companies shall become a member of the UK Group and cease to be a UK Group Excluded Subsidiary if the Borrower and the Agent (acting on the instructions of an Instructing Group, acting reasonably) so agree.

         "Unpaid Sum" means the unpaid balance of any of the sums referred to in Clause 23.1 (Default Interest Periods).

         "Updated Business Plan" means the business plan for the Group in the agreed form and delivered as a condition precedent to the Restatement Amendment Agreement.

         "VAT Act" means the Value Added Tax Act 1994.

1.2      Interpretation

         Any reference in this Agreement to:

         the "Agent", an "Arranger", the "Security Trustee" or any "Bank" shall be construed so as to include it and any subsequent successors and permitted transferees in accordance with their respective interests;

         an "affiliate" of a person shall be construed as a reference to a subsidiary of that person or a holding company of that person or any other subsidiary or holding company of that holding company:

         "agreed form" in relation to any document means a form which is initialed by (or by lawyers acting on behalf of) each of the Agent and the Borrower for the purposes of identification (as such form may be amended from time to time by agreement between such parties) or, if not so initialised, is a document in form and substance reasonably satisfactory to the Agent;

         "assets" includes present and future properties, revenues and rights of every description;

         a "company" includes any body corporate;

         "continuing", in relation to an Event of Default, shall be construed as a reference to an Event of Default which has not been waived (any deemed waiver pursuant to the Intercreditor Agreement not being a waiver for these purposes) in writing or remedied and, in relation to a Potential Event of Default, one which has not been remedied within the relevant grace period or waived (any deemed waiver pursuant to the Intercreditor Agreement not being a waiver for these purposes) in accordance with the terms hereof;

         "disposal" includes any sale, lease, transfer or other disposal;

         the "equivalent" on any date in one currency (the "first currency") of an amount denominated in another currency (the "second currency") is a reference to the amount of the first currency which could be purchased with the amount of the second currency at the spot rate of exchange quoted by the Agent at or about 11.00 a.m. on such date for the purchase of the first currency with the second currency;

         "HM Customs & Excise" shall be construed as including "the Commissioners" as defined in section 96(1) of the VAT Act.

         a "holding company" of a company or corporation shall be construed as a reference to any company or corporation of which the first-mentioned company or corporation is a subsidiary;

         "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a "law" shall be construed as any law (including common or customary law), statute, constitution, decree, judgment, treaty, regulation, directive, bye-law, order or any other legislative measure of any government, supranational, local government, statutory or regulatory body or court;

         a "member state" shall be construed as a reference to a member state of the European Union;

         a "month" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next succeeding calendar month save that:

         (a) if any such numerically corresponding day is not a Business Day, such period shall end on the immediately succeeding Business Day to occur in that next succeeding calendar month or, if none, it shall end on the immediately preceding Business Day; and

         (b) if there is no numerically corresponding day in that next succeeding calendar month, that period shall end on the last Business Day in that next succeeding calendar month,

         (and references to "months" shall be construed accordingly);

         a "person" shall be construed as a reference to any person, firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

         "repay" (or any derivative form thereof) shall, subject to any contrary indication, be construed to include "prepay" (or, as the case may be, the corresponding derivative form thereof) and vice versa;

         a "subsidiary" of a company or corporation shall be construed as a reference to:

         (a) any company or corporation:

                  (i) which is controlled, directly or indirectly, by the first-mentioned company or corporation;

                  (ii) more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first-mentioned company or corporation; or

                  (iii) which is a subsidiary of another subsidiary of the first-mentioned company or corporation,

                  and, for these purposes, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body; and

         (b) for the purposes of only Clause 16 (Financial Information), Clause 17 (Financial Condition) and where the financial definitions referred to in Clause 17.3 (Financial Definitions) are used in this Agreement, any company or corporation which is a subsidiary undertaking as defined in
                  Section 258 of the Companies Act 1985 or any other legal entity which is accounted for as a subsidiary of that first mentioned company or corporation;

         a "successor" shall be construed so as to include an assignee or successor in title of such party and any person who under the laws of its jurisdiction of incorporation or domicile has assumed the rights and obligations of such party under this Agreement or to which, under such laws, such rights and obligations have been transferred;

         "tax" shall be construed so as to include any tax, levy, impost, duty or other charge of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same);

         "VAT" shall be construed as a reference to United Kingdom value added tax as imposed by the VAT Act and any legislation supplemental thereto;

         a "wholly-owned subsidiary" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the "winding-up", "dissolution" or "administration" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

1.3      Currency Symbols

         1.3.1 "(pound)" and "sterling" denote lawful currency of the United Kingdom and "$" and "dollars" denote lawful currency of the United States of America.

         1.3.2 "euro" means the single currency unit of the European Union as constituted by the Treaty on European Union as referred to in EMU Legislation and "euro unit" means the currency unit of the euro as defined in EMU Legislation.

1.4      Agreements and Statutes

         Any reference in a Finance Document to:

         1.4.1 this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented (subject to and in accordance with the provisions of this Agreement, where applicable); and

         1.4.2 a statute or treaty shall be construed as a reference to such statute or treaty as the same may have been, or may from time to time be, amended or, in the case of a statute, re-enacted.

1.5      Headings

         Clause and Schedule headings are for ease of reference only.

1.6      Time

         Any reference in this Agreement to a time of day shall, unless a contrary indication appears, be a reference to London time.

1.7      Third Party Rights

         A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

1.8      Definitions contained in the Plan

         The following definitions when used herein shall bear the same meanings as those ascribed to them in Article I (Definitions, Rules of Interpretation and Computation of Time) of the Plan.

         "Equity Rights", "Equity Rights Eligible Preferred Stock", "Equity Rights Offering Record Date", "France Telecom", "New NTL Common Stock", "New NTL Lenders", "Noteholder Election Option Record Date", "NTL CC Subordinated Notes Holders", "NTL Delaware Subordinated Notes Holders", "NTL Inc. Subordinated Notes Holders", "Old Common Stock" and "Series A Warrants".

2.       THE FACILITY

2.1      Grant of the Facility

         The Banks have granted to the Borrower, upon the terms and subject to the conditions hereof, a sterling multiple draw loan facility in an aggregate amount of (pound)1,300,000,000, as the same may be reduced in accordance with the terms hereof.

2.2      Purpose

         The Facility was used to fund loans by the Borrower to other members of the UK Group each of which utilized the proceeds thereof to finance the working capital requirements of the UK Group, and in no event were the proceeds of any Advance used for a purpose other than to finance the construction, capital expenditure and working capital needs of a Cable Business.

2.3      Application

         The Borrower confirms that it has applied all amounts raised by it hereunder in or towards satisfaction of, the purposes specified in Clause 2.2 (Purpose) and none of the Finance Parties shall be obliged to concern themselves with such application.

2.4      Banks' Obligations Several

         The obligations of each Bank are several and the failure by a Bank to perform its obligations hereunder shall not affect the obligations of an Obligor towards any other party hereto nor shall any other party be liable for the failure by such Bank to perform its obligations hereunder.

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

2.5      Banks' Rights Several

         The rights of each Bank are several and any debt arising hereunder at any time from an Obligor to any of the other parties hereto shall be a separate and independent debt. Each such party shall, save as provided in this Agreement and the Security Trust Agreement, be entitled to protect and enforce its individual rights arising out of this Agreement independently of any other party (so that it shall not be necessary for any party hereto to be joined as an additional party in any proceedings for this purpose).

3.       UTILISATION OF THE FACILITY

         With effect from the Restatement Amendment Effective Time, all Available Commitments shall be cancelled and reduced to zero.

4.       PAYMENT AND CALCULATION OF INTEREST ON ADVANCES; INTEREST PERIODS

4.1      Payment of Interest

         On the last day of each Interest Period (and, if the Interest Period of such Advance exceeds six months, on the expiry of each period of six months during such Interest Period) the Borrower shall pay accrued interest on the Advance to which such Interest Period relates.

4.2      Calculation of Interest

         The rate of interest applicable to an Advance from time to time during an Interest Period relating thereto shall be the rate per annum which is the lesser of:

         4.2.1      16 per cent. per annum; and

         4.2.2      the sum of:

                    (a) the Margin at such time;

                    (b) the Mandatory Cost Rate; and

                    (c) LIBOR on the Quotation Date therefor.

4.3      Limitations on Cash Interest.

         Notwithstanding anything to the contrary set forth in this Agreement, to the extent that the rate of interest applicable to an Advance on any interest payment date for such Advance exceeds the sum of 14 per cent. per annum and the increase, if any, in the rate of interest pursuant to Clause 4.4 (Default Interest) such excess interest shall be paid by adding such excess interest to the principal amount of such Advance unless the Borrower shall have given the Agent notice at least three Business Days prior to such interest payment date that it shall pay such excess amount in cash.

4.4      Default Interest

         The interest rate determined in accordance with Clause 4.2 (Calculation of Interest) shall be increased by one per cent. per annum (it being understood that the interest rate could by reason of such increase exceed 16 per cent. per annum) from the date determined by the Agent (acting reasonably) (in writing) as being the date on which an Event of Default or Potential Event of Default has occurred or come into existence until the date specified by the Agent (in writing) as being the date on which it has been demonstrated to its satisfaction (acting reasonably) that such Event of Default or Potential Event of Default is no longer continuing. The Agent shall promptly notify the other parties hereto of any determination that an Event of Default or Potential Event of Default has occurred or exists or, as the case may be, that it has been demonstrated to its satisfaction (acting reasonably) that such is no longer continuing.

4.5      Interest Periods

         The period for which an Advance is outstanding shall be divided into successive periods each of which (other than the first, which shall begin on the day such Advance is made) shall start on the last day of the preceding such period.

4.6      Duration

         The duration of each Interest Period shall, save as otherwise provided herein, be one, two, three or six months or such other period as the Agent (acting on instructions of all the Banks) may agree in each case as the Borrower may by not less than five Business Days' prior notice to the Agent select, provided that:

         4.6.1 if the Borrower fails to give such notice of its selection in relation to an Interest Period, the duration of that Interest Period shall, subject to sub-clauses 4.6.2 and
                    4.6.3 be one month;

         4.6.2 if there are more than five Advances outstanding any Interest Period which begins during or at the same time as anyone or more other Interest Periods shall end at the same time as such one of those other Interest Periods as the Borrower may, by not less than five Business Days' prior notice to the Agent, select or, failing such selection, the first such other Interest Period to expire; and

         4.6.3 any Interest Period which would otherwise end during the month preceding, or extend beyond, the Final Maturity Date shall be of such duration that it shall end on the Final Maturity Date;

4.7      Consolidation of Advances

         If two or more Interest Periods end at the same time, then, on the last day of those Interest Periods, the Advances to which they relate shall be consolidated into and treated as a single Advance.

4.8      Division of Advances

         The Borrower may, by not less than five Business Days' prior notice to the Agent, direct that any Advance shall, at the beginning of any Interest Period relating thereto, be divided into (and thereafter, save as otherwise provided herein, treated in all respects as) two or more Advances in such amounts (in aggregate, equaling the amount of the Advance being so divided) as shall be specified by the Borrower in such notice, provided that the Borrower shall not be entitled to make such a direction if:

         4.8.1 as a result of so doing, there would be more than five outstanding Advances; or

         4.8.2 any Advance thereby coming into existence would be of an amount less than (pound)50,000,000.

5.       MARKET DISRUPTION AND ALTERNATIVE INTEREST RATES

5.1      Market Disruption

         If, in relation to any Advance:

         5.1.1 LIBOR is to be determined by reference to Reference Banks and at or about 11.00 a.m. on the Quotation Date for the relevant Interest Period none or only one of the Reference Banks supplies a rate for the purpose of determining LIBOR for the relevant Interest Period; or

         5.1.2 before the close of business in London on the Quotation Date for such Advance the Agent has been notified by a Bank or each of a group of Banks, to whom in aggregate fifty per cent. or more of such Advance is owed that LIBOR does not accurately reflect the cost of funding its participation in such Advance, then the Agent shall notify the Borrower and the Banks of such event and, notwithstanding anything to the contrary in this Agreement, Clause 5.2 (Substitute Interest Period and Interest Rate) shall apply to such Advance.

5.2      Substitute Interest Period and Interest Rate

         If sub-clause 5.1.1 of Clause 5.1 (Market Disruption) applies to an Advance, the duration of the relevant Interest Period shall be one month or, if less, such that it shall end on the Final Maturity Date. If either sub-clause 5.1.1 or 5.1.2 of Clause 5.1 (Market Disruption) applies to an Advance, the rate of interest applicable to each Bank's portion of such Advance during the relevant Interest Period shall (subject to any agreement reached pursuant to Clause 5.3 (Alternative
         Rate)) be the rate per annum which is the sum of:

         5.2.1      the Margin at such time;

         5.2.2      the Mandatory Cost Rate; and

         5.2.3 the rate per annum notified to the Agent by such Bank before the last day of such Interest Period to be that which expresses as a percentage rate per annum the cost to such Bank of funding from whatever sources it may reasonably select its portion of such Advance during such Interest Period.

5.3      Alternative Rate

         If either of those events mentioned in sub-clauses 5.1.1 or 5.1.2 of Clause 5.1 (Market Disruption) occurs in relation to an Advance, then if the Agent or the Borrower so requires, the Agent and the Borrower shall enter into negotiations with a view to agreeing a substitute basis (i) for determining the rates of interest from time to time applicable to the Advances and/or
         (ii) upon which the Advances may be maintained (whether in sterling or some other currency) thereafter and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party hereto, provided that the Agent may not agree any such substitute basis without the prior consent of each Bank (which is not to be unreasonably withheld).

6.       NOTIFICATION

6.1      Interest Periods

         Not less than three Business Days before the first day of an Interest Period, the Agent shall notify each Bank of the proposed amount of the relevant Advance, the proposed length of such Interest Period and the aggregate principal amount of the relevant Advance allocated to such Bank pursuant to Clause 3.2 (Each Bank's Participation in Advances).

6.2      Interest Rate Determination

         The Agent shall promptly notify the Borrower and the Banks of each determination of LIBOR, the Mandatory Cost Rate and the Margin.

6.3      Changes to Advances or Interest Rates

         The Agent shall promptly notify the Borrower and the Banks of any change to (a) the proposed length of an Interest Period or (b) any interest rate occasioned by the operation of Clause 5 (Market Disruption and Alternative Interest Rates).

7.       REPAYMENT AND REDUCTION OF THE FACILITY

7.1      Repayment

         The Borrower shall repay each Advance made to it in full on the Final Maturity Date.

8.       PREPAYMENT

8.1      Prepayment of the Facility

         Subject to the provisions of Clause 8.5 (Limitations on Prepayment of the Facility) and Clause 23.4 (Break Costs), the Borrower may, by giving to the Agent not less than five Business Days prior written notice to that effect, prepay the whole or any part of an Advance (being a minimum amount of (pound)50,000,000 and an integral multiple of (pound)10,000,000).

8.2      Notice of Prepayment

         Any notice of prepayment given by the Borrower pursuant to this Clause 8 (Prepayment) shall be irrevocable, shall specify the date upon which such prepayment is to be made and the amount of such prepayment and shall oblige the Borrower to make such prepayment on such date.

8.3      Repayment of a Bank's Share of the Loan

         If:

         8.3.1 any sum payable to any Bank by an Obligor is required to be increased pursuant to Clause 10.1 (Tax Gross-up); or

         8.3.2 any Bank claims indemnification from an Obligor under Clause 10.2 (Tax Indemnity), the Agent claims indemnification from an Obligor under Clause 10.2 (Tax Indemnity) in respect of a payment received by it and paid by it to a Bank under the Finance Documents or any Bank claims indemnification from the Borrower under Clause 12.1 (Increased Costs), the Borrower may, whilst such circumstance continues, give the Agent at least five Business Days prior written notice (which notice shall be irrevocable) of its intention to procure the repayment of such Bank's share of the Loan. On the last day of each then current Interest Period, or at any other time subject to the provisions of Clause 23.4 (Break Costs), the Borrower shall repay such Bank's portion of the Advance to which such Interest Period relates.

8.4      No Other Repayments

         The Borrower shall not repay all or any part of the Loan except at the times and in the manner expressly provided for in this Agreement and shall not be entitled to reborrow any amount repaid.

8.5      Limitations on Prepayment of the Facility

         Notwithstanding anything to the contrary set forth in this Clause 8 (Prepayment), the Borrower may not voluntarily prepay all or any part of an Advance pursuant to Clause 8.1 (Prepayment of the Facility) at any time that the Senior Bank Credit Agreement is in effect, without the consent of the Senior Agent under the Senior Bank Credit Facility, unless such reduction or prepayment is permitted under Clause 22.28 (Working Capital Facility Amendments) of the Senior Bank Credit Agreement.

9.       MANDATORY PREPAYMENT

9.1      Mandatory Prepayment from Excess Cash Flow

         The Borrower shall ensure that within 15 Business Days of delivery of the most recent financial statements of the UK Group pursuant to Clause 16.2 (Quarterly Statements), commencing with the financial statements delivered in respect of the Financial Quarter ending 31 December 2002, the Borrower's determination of the Excess Cash Flow Payment Amount (if any) for the Financial Quarter to which such quarterly financial statements relate (such determination of the Excess Cash Flow Payment Amount to be made by reference to such quarterly financial statements and to be set out in sufficient detail (including the relevant numbers used in computing each component part of "Operating Cash Flow" and "Group Total Debt Service") delivered with such quarterly financial statements)) is applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds) irrespective of whether or not the Reporting Accountants have, prior to the end of such 15 Business Day period, verified the Borrower's determination of Excess Cash Flow and the actual Excess

         Cash Flow Payment Amount payable hereunder. The percentage of Excess Cash Flow in any Financial Quarter applicable for the purposes of paragraph (a) of the definition of "Excess Cash Flow Payment Amount" shall be determined by reference to the ratio of UK Group Consolidated Total Debt to Consolidated Annualised EBITDA of the UK Group for such Financial Quarter in accordance with the table below:

         ----------------------------------------------------------------------------------------------
              Ratio of UK Group Consolidated                     Percentage of Excess Cash Flow
          Total Debt to Consolidated Annualised             applicable for the purposes of paragraph
              EBITDA for the UK Group                         (a) of Excess Cash Flow Payment Amount

         ----------------------------------------------------------------------------------------------
          Greater than or equal to 4.00:1                                  75 per cent.

         ----------------------------------------------------------------------------------------------
          Less than 4.00:1                                                 50 per cent.

         ----------------------------------------------------------------------------------------------


         provided that if, pursuant to the foregoing provisions of this Clause 9.1, any amount is applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds) prior to verification by the Reporting Accountants of the Borrower's determination of Excess Cash Flow and the Excess Cash Flow Payment Amount, and the subsequent verification thereof by the Reporting Accountants demonstrates that:

         (a) any additional amounts constituting the Excess Cash Flow Payment Amount for the relevant Financial Quarter should have been applied in repayment of the Loan in order to fully satisfy the Borrower's obligations under this Clause 9.1, the Borrower shall, within 5 Business Days of receipt of notification to such effect from the Agent or from the Reporting Accountants on behalf of the Agent apply such further amount in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds); or

         (b) the Excess Cash Flow Payment Amount which should have been applied in repayment of the Loan in order to fully satisfy the Borrower's obligations under this Clause 9.1 for the relevant Financial Quarter (the "Verified Amount") is less than the amount actually applied by the Borrower in repayment of the Loan in respect of such Financial Quarter (the "Applied Amount"), the difference between the Applied Amount and the Verified Amount shall be deducted (but deducted once only) from any future Excess Cash Flow Payment Amount which falls due, pursuant to the foregoing provisions of this Clause 9.1, to be applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds).

9.2      Mandatory Prepayment from Asset Disposals

9.2.1 Subject to sub-clause 9.2.2 and sub-clause 9.2.3 below, at all times prior to the date upon which the Exit Financing is repaid in full, the Borrower shall ensure that (a) the net proceeds of any disposal falling within paragraph (g)
                    (A) of the definition of Permitted Disposals of any asset by any member of the UK Group; and (b) the Net Proceeds of any Asset Disposition made by any member of the UK Group which have not been either:

                    (i) In the case of (a) or (b) above, applied as capital expenditure by members of the UK Group (subject to a cap for capital expenditure of the Group of $10,000,000 (or its equivalent in other currencies) in each financial year of New NTL) within 365 days of the receipt of such proceeds; or

                    (ii) In the case of (b) above, to the extent such Net Proceeds represent proceeds received from an insurance claim, applied in amelioration of an involuntary loss, damage, destruction or condemnation of assets, towards the replacement, reinstatement and/or repair of such assets and/or satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses) within 365 days of the receipt of such Net Proceeds, are (without double counting and, for the avoidance of doubt, in the case of (b) above, to the extent the relevant Net Proceeds have not already been applied in accordance with Clause 9.3 (Mandatory Prepayment from Insurance Proceeds)) paid to the Agent for application in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds) unless the relevant member of the UK Group can show to the satisfaction of the Agent (acting reasonably) that:

                     (x)      the aggregate of:

                              (A) the net disposal proceeds referred to at (a) above in respect of disposals made in the immediately preceding twelve calendar month period; and

                              (B)      the Net Proceeds referred to at (b)
                                       above in respect of Asset Dispositions
                                       (after deducting any net disposal
                                       proceeds referred to at (A) above to
                                       the extent such net disposal proceeds
                                       constitute Net Proceeds referred to at
                                       (b) above and after deducting any Net
                                       Proceeds which represent proceeds
                                       received from an insurance claim (but
                                       without prejudice to Clause 9.3
                                       (Mandatory Prepayment from Insurance
                                       Proceeds)) made by members of the UK
                                       Group, any UK Group Excluded Subsidiary
                                       (other than any member of the NTL
                                       Triangle Sub-Group), the Intermediate
                                       Parent or any other Subsidiary of the
                                       Parent which is a holding company of
                                       the Borrower in the immediately
                                       preceding twelve calendar month period,

                              does not exceed(pound)10,000,000 (or its equivalent in other currencies); or

                     (y) the net proceeds are required to be, and are actually, applied to the permanent cancellation of commitments and/or repayment of outstandings under the Senior Bank Credit Agreement (but only to the extent that such net proceeds are actually so applied).

         9.2.2 The Banks hereby agree that, at any time following a refinancing of the Exit Financing they shall consider any amendments proposed by the Borrower to be made to sub-clause 9.2.1 above, with a view to ensuring that the terms of sub-clause 9.2.1 are no more onerous than the mandatory prepayment from asset disposal provisions contained in the documentation for such refinancing provided that:

                    (a) if such mandatory prepayment from asset disposal provisions contained in the documentation for such refinancing are less onerous (in the opinion of an Instructing Group, acting reasonably) than those contained in sub-clause 9.2.1, then the provisions of sub-clause 9.2.3 shall apply in substitution of sub-clause 9.2.1;

                    (b) the Banks shall act reasonably when considering any amendments proposed by the Borrower to be made to sub-clause 9.2.1 and, for the avoidance of doubt, amendments to sub-clause 9.2.1 may be made by the Agent (on behalf of the Banks) with the prior consent of an Instructing Group; and

                    (c) the documentation for any subsequent refinancing of the initial refinancing of the New NTL Exit Facility shall not contain more onerous mandatory prepayment from asset disposal provisions than those which are, at such time, applicable under this Agreement.

         9.2.3 At all times following the date upon which the Exit Financing or any refinancing of the Exit Financing referred to at sub-clause 9.3.2 has been repaid in full other than by way of being refinanced by other indebtedness or in the circumstances referred to at paragraph (a) of sub-clause 9.2.2, the Borrower shall ensure that the net proceeds of any disposal falling within paragraph (g)(A) of the definition of Permitted Disposals of any asset by any member of the UK Group are applied in repayment of the Loan in accordance with Clause
                    9.6 (Application of Proceeds), unless the relevant member of the UK Group can show to the satisfaction of the Agent (acting reasonably) that:

                    (a) such disposal was on arms' length terms and the net disposal proceeds are to be reinvested in similar or like assets of a comparable or superior quality or applied towards the UK Group's Capital Expenditure within a period of 365 days from the date of receipt of such proceeds by the relevant member of the UK Group;

                    (b) such disposal was on arms' length terms and in the ordinary and usual course of business of such member of the UK Group;

                    (c) the net disposal proceeds, when aggregated with the net disposal proceeds received by members of the UK Group in respect of disposals falling within paragraph (g)(A) of the definition of

                             Permitted Disposals made in the immediately preceding twelve calendar month period (excluding the proceeds from disposals falling within paragraph (a) or paragraph (b) above), does not exceed (pound)10,000,000 (or its equivalent in other currencies); or

                    (d) the net disposal proceeds are required to be, and are actually, applied to the permanent cancellation of commitments and/or repayment of outstandings under the Senior Bank Credit Agreement (but only to the extent that such net disposal proceeds are actually so applied).

                     In the case of paragraph (a) above only, the net disposal proceeds referred to therein will (unless the relevant member of the UK Group can demonstrate to the satisfaction of the Agent (acting reasonably) that such amounts have been applied in accordance with the relevant provisions of the Senior Bank Credit Agreement), be deposited into the Prepayment Escrow Account and the relevant member of the UK Group shall be entitled during the 365 day period, to withdraw (or require the Borrower to withdraw) sums from such account only to the extent that it is able reasonably to demonstrate that such sums will be reinvested or applied in accordance with the provisions of paragraph (a) above. Any amounts not reinvested as specified in paragraph (a) above during the 365 days period specified therein shall, except to the extent that such amounts are applied to the permanent cancellation of commitments and/or repayment of outstandings under the Senior Bank Credit Agreement (but only to the extent actually so applied) thereafter be applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds) of this Agreement.

         9.2.4 For the purposes of this Clause 9.2 and Clause 9.3 (Mandatory Prepayment from Insurance Proceeds), "Net Proceeds" and "Asset Disposition" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix A (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) as those definition may be amended from time to time provided that no amendment to either of those definitions shall be taken into account for the purposes of this Clause 9.2 until such time as the Agent shall have received a copy of the amended definitions and such other information in relation thereto as the Agent may reasonably request.

9.3      Mandatory Prepayment from Insurance Proceeds

         The Borrower shall ensure that Insurance Proceeds (including for the avoidance of doubt, Net Proceeds of any Asset Disposition (each as defined in sub-clause 9.2.4 of Clause 9.2 (Mandatory Prepayment from Asset Disposals)) received from an insurance claim) received by any member of the UK Group above an aggregate minimum threshold of Insurance Proceeds of (pound)10,000,000 (or its equivalent in other currencies) (the "Minimum Threshold"), are paid to the Agent and applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds) unless the Insurance Proceeds received above the Minimum Threshold are:

         9.3.1 promptly upon receipt applied in accordance with the provisions of Clause 9.4 (Payment of Insurance Proceeds into Prepayment Escrow Account); and

         9.3.2 applied, to the satisfaction of the Agent, towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets and/or the satisfaction of business interruption losses) within a period of 365 days from the date of receipt of such Insurance Proceeds by the relevant member of the UK Group; or

         9.3.3 required to be, and are actually, applied to the permanent cancellation of commitments and/or repayment of outstandings under the Senior Bank Credit Agreement (but only to the extent that such Insurance Proceeds are actually so applied).

9.4      Payment of Insurance Proceeds into Prepayment Escrow Account

         The Borrower shall ensure that to the extent that any Insurance Proceeds to be applied in accordance with sub-clause 9.3.2 of Clause
         9.3 (Mandatory Prepayment from Insurance Proceeds) are not deposited in the prepayment escrow account established under the Senior Bank Credit Agreement such Insurance Proceeds are deposited in the Prepayment Escrow Account. The relevant member of the UK Group shall be entitled, during the period of 365 days from its receipt of Insurance Proceeds, to withdraw sums from the Prepayment Escrow Account only to the extent that it is able to reasonably demonstrate that such sums will be applied towards the replacement, reinstatement and/or repair of the assets and/or the satisfaction of business interruption losses in respect of which the relevant insurance claim was made (or to refinance any expenditure incurred in the replacement, reinstatement and/or repair of such assets). Any sums not so withdrawn during such 365 day period shall thereafter be paid to the Agent and applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds).

9.5      Mandatory Prepayment from Capital Event Proceeds

         The Parent shall ensure that upon the receipt of Capital Event Proceeds or in the event that a notice is delivered to the Agent pursuant to the proviso at the end of the definition of "Capital Event Proceeds", upon expiry of the notice period referred to in such proviso, an amount equal to the Capital Event Proceeds Amount as then determined is applied in repayment of the Loan in accordance with Clause 9.6 (Application of Proceeds).

9.6      Application of Proceeds

         9.6.1 Any amounts required to be applied in repayment of the Loan pursuant to Clause 9.1 (Mandatory Prepayment From Excess Cash Flow) to Clause 9.5 (Mandatory Prepayments from Capital Event Proceeds) shall be applied (subject to the provisions of Clause 23.4 (Break Costs)) in immediate repayment of the Loan then outstanding.

         9.6.2 Any amounts required to be paid into the Prepayment Escrow Account in accordance with Clause 9.1 (Mandatory Prepayment from Excess Cash Flow) to Clause 9.5 (Mandatory Prepayment from Capital Event Proceeds) shall be paid to the Agent for immediate deposit into the Prepayment Escrow Account and shall be:

                    (a) retained in the Prepayment Escrow Account pending any withdrawal permitted by any of those Clauses; and

                    (b) to the extent not withdrawn as permitted under and within the time frames stipulated in any of those Clauses, upon expiry of the relevant time frame, be applied in accordance with Clause 9.6.1 or if the Borrower so instructs the Agent, in repayment of the Loan on one or more dates for the payment of interest under Clause 4.1 (Payment of Interest) until such time as such amounts have been applied in full in repayment of the Loan in accordance with this Clause 9.6, provided that any such dates for the payment of interest as aforesaid shall fall no later than six months after the date on which those sums were originally credited to the Prepayment Escrow Account.

9.7      Mandatory Prepayment due to Change in Control

         9.7.1      If after the Plan Effective Date:

                    (a) any person, or group of connected persons (which does not have control on the Plan Effective Date) acquires control of New NTL provided that for the avoidance of doubt, any change of control occurring by reason of the issuance by New NTL of the New NTL Common Stock pursuant to the Plan shall not constitute a change of control for the purposes of this sub-clause 9.7.1 of this Clause 9.7; or

                    (b) any Obligor (other than New NTL) ceases to be (directly or indirectly) a wholly-owned subsidiary of New NTL; or

                    (c) but prior to any Permitted Refinancing of the Exit Financing, any Change of Control occurs under the Exit Financing Indenture (unless such Change of Control is the subject of a waiver (but not, for the avoidance of doubt, a forebearance) by the requisite percentage or, as the case may be, number of holders of the notes issued pursuant to the Exit Financing Indenture sufficient to bind all of such holders of such notes) and/or any Change of Control Offer is made; or

                    (d) following any Permitted Refinancing of the Exit Financing, any party to the documentation constituting such Permitted Refinancing becomes entitled to declare any indebtedness under such Permitted Refinancing due and payable prior to its specified maturity, or any such indebtedness becomes so due and payable, in either case, by reason of any change of control (howsoever expressed or defined in such documentation constituting such Permitted Refinancing) in respect of New NTL (unless such change of control is the subject of a waiver (but not, for the avoidance of doubt, a forebearance) by the requisite percentage or, as the case may be, number of creditors under such documentation constituting such Permitted Refinancing), then the Borrower shall procure the immediate repayment of the Loan in full (together with accrued interest thereon and any other sums then owed by the Borrower hereunder).

         9.7.2    For the purposes of paragraphs (a) and (b) of sub-clause
                  9.7.1 above:

                  "Change of Control" and "Change of Control Offer" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix A (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) or as such definition in the Exit Financing Indenture may be amended from time to time.

                  "control" means:

                  (a) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

                           (i) cast, or control the casting of, more than one-half of the maximum number of votes that might be cast at a general meeting of New NTL; or

                           (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of New NTL; or

                           (iii)    give directions with respect to the
                                    operating and financial policies of New
                                    NTL which the directors or other
                                    equivalent officers of New NTL are obliged to comply with; or

                  (b) the holding of more than one-half of the issued share capital of New NTL (excluding any part of that issued share capital that carries no voting rights or right).

                  "group of connected persons" means, a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in New NTL, to obtain or consolidate control of New NTL.

         9.7.3 This Clause 9.7 (Mandatory Prepayment due to Change in Control) will not apply and the Loan will not become due and payable in the event that any company acquires control of New NTL as part of a solvent reorganisation of the Group on terms approved by the Agent (acting on the instructions of an Instructing Group).

10.      TAXES

10.1     Tax Gross-up

         All payments to be made by an Obligor to any Finance Party under the Finance Documents shall be made free and clear of and without deduction for or on account of tax unless such Obligor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Obligor (in respect of which such deduction or withholding is required to be made) shall, subject to Clause 10.6 (Excluded Claims), be increased to the extent necessary to ensure that such Finance Party receives a sum net of any deduction or withholding equal to the sum which it would have received had no such deduction or withholding been made or required to be made.

10.2     Tax Indemnity

         Without prejudice to Clause 10.1 (Tax Gross-up), if the Agent or (as a result of the introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority after the Restatement Amendment Effective Date hereof) any Bank (a) is required to make any payment of or on account of tax on or in relation to any sum received or receivable under the Finance Documents (including any sum deemed for purposes of tax to be received or receivable by such Finance Party whether or not actually received or receivable) or (b) has any liability in respect of any such payment asserted, imposed, levied or assessed against it, the relevant Obligor shall, within five Business Days of demand by the Agent, promptly indemnify the Agent or Bank which suffers a loss or liability as a result against such payment or liability, together with any interest, penalties, costs and expenses payable or incurred in connection therewith, provided that this Clause 10.2 shall not apply to:

         10.2.1 any tax imposed on and calculated by reference to the net income, profits or gains actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which the Agent or such Bank is incorporated or, if different, the jurisdiction (or jurisdictions) in which the Agent or such Bank is treated as resident for tax purposes (but excluding any such tax that would not have arisen but for such Agent or Bank, as the case may be, being treated as a resident in a jurisdiction solely by reason of having entered into this Agreement, performed its obligations or received any payment hereunder or enforced its rights hereunder); or

         10.2.2 any tax imposed on and calculated by reference to the net income, profits or gains of the Facility Office of the Agent or such Bank actually received or receivable by the Agent or such Bank (but, for the avoidance of doubt, not including any sum deemed for purposes of tax to be received or receivable by the Agent or such Bank but not actually receivable) by the jurisdiction in which its Facility Office is located; or

         10.2.3 any tax imposed on the Agent, as a result of the failure by a Bank to satisfy on the due date of a payment of interest either of the conditions set out in sub-clauses
                    10.3.1 and 10.3.2 of Clause 10.3 (Banks' Tax Status Confirmation); or

         10.2.4 for the avoidance of doubt, any tax imposed on a Bank which would not have arisen but for the sub-participation of its rights and benefits under any of the Finance Documents.

10.3     Banks' Tax Status Confirmation

         Each Bank confirms in favour of the Agent (on the date hereof or, in the case of a Bank which becomes a party hereto pursuant to a transfer or assignment, on the date on which the relevant transfer or assignment becomes effective) that either:

         10.3.1 it is not resident for tax purposes in the United Kingdom and is beneficially entitled to its share of the Loan and the interest thereon; or

         10.3.2 it is a bank as defined for the purposes of Section 349 of ICTA and is beneficially entitled to its share of the Loan and the interest thereon,

         and each Bank shall promptly notify the Agent if there is any change in its position from that set out above.

10.4     U.S. Tax Forms

         Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes agrees to deliver to the Borrower and the Agent on or prior to the Initial Advance Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Clause 30.3 (Assignment and Transfers by Banks) (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Bank's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Schedule 8 (any such certificate, a "Non-Bank Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement. In addition, each Bank agrees that from time to time after the Initial Advance Date, upon the reasonable request of the Borrower or when a change in circumstances of the Bank renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Agent two new accurate and complete original signed copies of Internal Revenue Service W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Non-Bank Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement as of such date of such Bank to a continued exemption from or (as a result of a change in law, treaty, rule, regulations, guideline or order, or in the interpretation thereof) reduction in United States withholding tax with respect to payments under this Agreement, or it shall notify the Borrower and the Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate pursuant to this Clause 10.4. Notwithstanding anything to the contrary contained in Clause 10.1 (Tax Gross-up), but subject to Clause 10.5 (Claims by Banks and the Agent) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is

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

         defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Clause 10.1 to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Clause 10.4 or (II) in the case of a payment, other than interest that is treated as interest for U.S. federal income tax purposes, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Clause 10.4, the Borrower agrees to pay any additional amounts and to indemnify each Bank in the manner set forth in Clause 10.1 (Tax Gross-up) in respect of any United States taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Initial Advance Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such taxes.

10.5     Claims by Banks and the Agent

         A Bank intending to make a claim pursuant to Clause 10.2 (Tax Indemnity) shall notify the Agent of the event giving rise to the claim, whereupon the Agent shall notify the Borrower thereof. If the Agent intends to make a claim pursuant to Clause 10.2 (Tax Indemnity) it shall notify the Borrower of the event giving rise to the claim.

10.6     Excluded Claims

         If any Finance Party is not or ceases to be a Qualifying Lender, no Obligor shall be liable to pay to that Finance Party under Clause
         10.1 (Tax Gross-Up) any amount in respect of taxes levied or imposed by the United Kingdom in excess of the amount it would have been obliged to pay if that Finance Party had been or had not ceased to be a Qualifying Lender provided that this Clause 10.6 shall not apply (and each Obligor shall be obliged to comply with its obligations under Clause 10.1 (Tax Gross-Up)) if:

         10.6.1 after the Execution Date, there shall have been any introduction of, or change in or in the interpretation, administration or application of, any law or regulation or order or governmental rule or double taxation agreement or any published practice or concession of any relevant taxing authority and as a result thereof such Finance Party ceases to be a Qualifying Lender; or

         10.6.2 such Finance Party is not or ceases to be a Qualifying Lender as a result of the actions of any Obligor.

10.7     Treaty Lenders

         A Treaty Lender and each Obligor which makes a payment to which that Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a deduction or withholding for or on account of tax imposed by the United Kingdom. If an Obligor is able to demonstrate that a deduction or withholding for or on account of tax imposed by the United Kingdom is required to be made by it as a result of a Treaty

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

         Lender's failure to so co-operate, such an Obligor shall not be liable to pay any increased amount under Clause 10.1 (Tax Gross-Up) as a result of such a deduction or withholding.

10.8     Notification of Status

         Each Bank shall notify the Agent if it is not a Qualifying Lender at the time it becomes a Bank hereunder and shall promptly notify the Agent if at any time thereafter it ceases to be a Qualifying Lender. The Agent shall promptly notify the Borrower of any notices it receives under this Clause 10.8.

11.      TAX RECEIPTS

11.1     Notification of Requirement to Deduct Tax

         If, at any time, an Obligor is required by law to make any deduction or withholding from any sum payable by it under the Finance Documents (or if thereafter there is any change in the rates at which or the manner in which such deductions or withholdings are calculated), such Obligor and the Bank to which such sum is payable shall promptly upon becoming aware of such a requirement notify the Agent accordingly. If the Agent receives such a notification from a Bank it shall promptly notify the Borrower and the Obligor who is required to make such a deduction or withholding.

11.2     Evidence of Payment of Tax

         If an Obligor makes any payment under the Finance Documents in respect of which it is required to make any deduction or withholding, it shall pay the full amount required to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall request and, within thirty days of it receiving the same, deliver to the Agent for each Bank an original receipt (or a certified copy thereof) issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld in respect of that Bank's share of such payment.

11.3     Tax Credit Payment

         If an additional payment is made under Clause 10 (Taxes) by an Obligor or the Borrower for the benefit of any Finance Party and such Finance Party, in its sole discretion, determines that it has obtained (and has derived full use and benefit from) a credit against, a relief or remission for, or repayment of, any tax, then, if and to the extent that such Finance Party, in its sole opinion, determines that such credit, relief, remission or repayment is in respect of or calculated with reference to or otherwise relates to the additional payment made pursuant to Clause 10 (Taxes), such Finance Party shall, to the extent that it can do so without prejudice to the retention of the amount of such credit, relief, remission or repayment, pay to such Obligor or, as the case may be, the Borrower such amount as such Finance Party shall, in its sole opinion, determine to be the amount which will leave such Finance Party (after such payment) in no worse after-tax position than it would have been in had the additional payment in question not been required to be made by such Obligor or the Borrower.

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

11.4     Tax Credit Clawback

         If any Finance Party makes any payment to an Obligor or the Borrower pursuant to Clause 11.3 (Tax Credit Payment) and such Finance Party subsequently determines, in its sole opinion, that the credit, relief, remission or repayment in respect of which such payment was made was not available or has been withdrawn or that it was unable to use such credit, relief, remission or repayment in full, such Obligor or the Borrower shall reimburse such Finance Party such amount as such Finance Party determines, in its sole opinion, is necessary to place it in the same after-tax position as it would have been in if such credit, relief, remission or repayment had been obtained and fully used and retained by such Finance Party.

11.5     Tax and Other Affairs

         Subject to Clause 10.7 (Treaty Lenders), no provision of this Agreement shall interfere with the right of any Finance Party to arrange its tax or any other affairs in whatever manner it thinks fit, oblige any Finance Party to claim any credit, relief, remission or repayment in respect of any payment under Clause 10 (Taxes) in priority to any other credit, relief, remission or repayment available to it nor oblige any Finance Party to disclose any information relating to its tax or other affairs or any computations in respect thereof.

12.      INCREASED COSTS

12.1     Increased Costs

         If, by reason of the occurrence, in each case after the Execution Date, of (a) any change in law or in its interpretation or administration and/or (b) compliance with any such new law or with any request or requirement relating to the maintenance of capital or any other request from or requirement of any central bank or other fiscal, monetary or other authority (in each case, where a request or requirement that does not have the force of law is a request or requirement with which financial institutions subject to such request or requirement are generally accustomed to comply):

         12.1.1 a Bank or any holding company of such Bank is unable to obtain the rate of return on its capital which it would have been able to obtain but for such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents;

         12.1.2 a Bank or any holding company of such Bank incurs a cost as a result of such Bank's entering into or assuming or maintaining a commitment or performing its obligations under the Finance Documents; or

         12.1.3 there is any increase in the cost to a Bank or any holding company of such Bank of funding or maintaining such Bank's share of the Advances or any Unpaid Sum,

         then the Borrower shall, within three Business Days of a demand of the Agent, pay to the Agent for the account of that Bank amounts sufficient to indemnify that Bank or to enable that Bank to indemnify its holding company from and against, as the case may be, (i) such reduction in the rate of return of capital, (ii) such cost or (iii) such increased cost.

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12.2     Increased Costs Claims

         A Bank intending to make a claim pursuant to Clause 12.1 (Increased Costs) shall notify the Agent of the event giving rise to such claim, whereupon the Agent shall notify the Borrower thereof.

12.3     Exclusions

         Notwithstanding the foregoing provisions of this Clause 12 (Increased Costs), no Bank shall be entitled to make any claim under this Clause 12 (Increased Costs) in respect of any reduction in the rate of return on capital, cost or increased cost:

         12.3.1 attributable to a deduction or withholding for or on account of tax from a payment under a Finance Document required by law to be made by an Obligor and compensated for pursuant to the provisions of Clause 10.1 (Tax Gross-Up) (or would have been compensated for under Clause
                    10.1 (Tax Gross-Up) but was not so compensated solely because of Clause 10.4 (U.S. Tax Forms), Clause 10.6 (Excluded Claims) or Clause 10.7 (Treaty Lenders));

         12.3.2 compensated by Clause 10.2 (Tax Indemnity) (or would have been compensated for under Clause 10.2 (Tax Indemnity) but was not so compensated solely because of one of the exclusions set out in sub-clauses 10.2.1 to 10.2.4 of Clause 10.2 (Tax Indemnity));

         12.3.3     compensated by the Mandatory Cost Rate; or

         12.3.4 attributable to the wilful breach by the relevant Finance Party or its affiliates of any law or regulation.

13.      ILLEGALITY

         If, at any time, it is or will become unlawful for a Bank to make, fund or allow to remain outstanding all or part of its share of the Advances, then that Bank shall, promptly after becoming aware of the same, deliver to the Borrower through the Agent a notice to that effect and if the Agent on behalf of such Bank so requires, the Borrower shall no later than the last day permitted by law repay such Bank's share of any outstanding Advances together with accrued interest thereon and all other amounts owing to such Bank under the Finance Documents.

14.      MITIGATION

         If, in respect of any Bank, circumstances arise which would or would upon the giving of notice result in:

         14.1.1 an increase in any sum payable to it or for its account pursuant to Clause 10.1 (Tax Gross-up);

         14.1.2 a claim for indemnification pursuant to Clause 10.2 (Tax Indemnity) or Clause 12.1 (Increased Costs); or

         14.1.3     any repayment to be made pursuant to Clause 13
                    (Illegality),

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         then, without in any way limiting, reducing or otherwise qualifying the rights of such Bank or the obligations of the Obligors under any of the Clauses referred to above, such Bank shall promptly upon becoming aware of such circumstances notify the Agent thereof and, in consultation with the Agent and the Borrower and to the extent that it can do so lawfully, take reasonable steps (including a change of location of its Facility Office or the transfer of its rights, benefits and obligations under the Finance Documents to another financial institution acceptable to the Borrower and willing to participate in the Facility) to mitigate the effects of such circumstances, provided that such Bank shall be under no obligation to take any such action if, in the opinion of such Bank, to do so might have any adverse effect upon its business, operations or financial condition (other than any minor costs and expenses of an administrative nature).

15.      REPRESENTATIONS

15.1     Historic Representations

         Each of the Obligors (other than the Parent) made the representations and warranties specified in Schedule 9 (Historic Representations) at the times specified as having been made by it therein.

15.2     Representing Parties

         15.2.1 On the date of the Restatement Amendment Agreement, each Covenant Group Obligor makes the representations and warranties set out in Clause 15.4 (Status and Due Authorisation) to Clause 15.8 (No Material Proceedings) and Clause 15.10 (Budgets) to Clause 15.13 (Security Interest) and Clause 15.15 (Existing Group Indebtedness) with respect to itself.

         15.2.2     On the date of the Restatement Amendment Agreement:

                    (a) New NTL makes the representations and warranties set out in Clause 15.4 (Status and Due Authorisation), Clause 15.6 (Binding
                             Obligations), Clause 15.11 (Execution of the
                             Finance Documents) and Clause 15.13 (Security Interest) with respect to itself; and

                    (b) the Borrower makes the representations and warranties set out in Clause 15.9 (Audited Financial Statements).

         15.2.3 On the Plan Effective Date, each of New NTL and the Parent makes the representations and warranties set out in Clause
                    15.5 (No Immunity) with respect to itself and the Borrower makes the representation and warranty set out in Clause
                    15.14 (Group Structure).

15.3     Reliance on Representations and Warranties

         Each Obligor acknowledges that the Finance Parties have entered into the Finance Documents in reliance on those representations and warranties referred to at Clause 15.1 (Historic Representations) and Clause 15.2 (Representing Parties).

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15.4     Status and Due Authorisation

         It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

15.5     No Immunity

         In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

15.6     Binding Obligations

         The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

15.7     No Material Defaults

         No member of the Covenant Group is in breach of or in default under any agreement to which it is a party (including, without limitation, Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

15.8     No Material Proceedings

         No action or administrative proceeding of or before any court, arbitrator or agency (including, without limitation, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against any member of the Covenant Group or any of their respective assets.

15.9     Audited Financial Statements

         The most recent consolidated audited financial statements of New NTL and of the UK Group:

         15.9.1 were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         15.9.2 disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of any member of the Group in the case of New NTL's consolidated financial statements (to the extent required to be

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                    disclosed by generally accepted accounting
                    principles in the United States of America) or, the UK Group, in the case of the Borrower's consolidated financial statements of the UK Group (to the extent required to be disclosed by generally accepted accounting principles in the United Kingdom); and

         15.9.3 save as disclosed therein, fairly present in all material respects, the financial condition, results of operations and cash flows of the Group in the case of New NTL's consolidated financial statements and give a true and fair view of the financial condition and operations of the UK Group in the case of the Borrower's consolidated financial statements of the UK Group, during the relevant financial year.

15.10    Budgets

         It:

         15.10.1 regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 16.6 (Budgets); and

         15.10.2 believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections contained in the latest Budget delivered under Clause 16.6 (Budgets) are based, to be fair and reasonable.

15.11    Execution of the Finance Documents

         Its execution of each Finance Document to which it is a party and the performance of its obligations thereunder do not and will not:

         15.11.1 conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets in a manner that could reasonably be expected to have a Material Adverse Effect;

         15.11.2 conflict with its constitutive documents and rules and regulations; or

         15.11.3    conflict with any applicable law.

15.12    Intellectual Property

         It is not aware of any adverse circumstance relating to the validity, subsistence or use of any member of the Covenant Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

15.13    Security Interest

         15.13.1 Subject (in each case) to the Reservations, each Security Document creates, or shall create, on and with effect from the Plan Effective Date the security interest which that Security Document purports to create or, if that Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority (save in respect of, if and to the extent applicable, Permitted

                    Encumbrances) as specified in the Security Document creating or evidencing that interest.

         15.13.2 The shares of Intermediate Parent and the Borrower which are subject to an Encumbrance under the Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of such persons do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents.

15.14    Group Structure

         Each of:

         15.14.1 the corporate structure of the Parent Covenant Group and the UK Group set out in the Group Structure Chart delivered under the Restatement Amendment Agreement as a condition precedent to the Restatement Amendment Effective Time is true, complete and accurate, as of the Plan Effective Date; and

         15.14.2 the corporate structure of the Parent Covenant Group and the UK Group set out in any Group Structure Chart delivered from time to time to the Agent pursuant to Clause 18.28 (Revised Group Structure) is true, complete and accurate, in each case as at the date of its delivery to the Agent.

15.15    Existing Group Indebtedness

         15.15.1 The Intermediate Parent owes no Financial Indebtedness to any other members of the Group, other than:

                    (i)    the Parent; and

                    (ii) Financial Indebtedness owed under or in connection with the NTL Delaware Subordinated Note or any refinancing thereof constituting Permitted Indebtedness under paragraph (q) of the definition of such term.

         15.15.2 The Borrower owes no Financial Indebtedness to any members of the Group, other than the Intermediate Parent.

15.16    Repetition of Representations

         The Repeated Representations shall be deemed to be repeated by each of the Obligors to the extent they are identified as giving such Repeated Representation in sub-clauses 15.2.1 and 15.2.2 of Clause
         15.2 (Representing Parties) at the Restatement Amendment Effective
         Time.

15.17    Additional Representations on the Restatement Amendment Effective Time

         Each of New NTL and the Borrower represents and warrants, and in the case of sub-clause 15.17.2 (Disclosure of Information) each Obligor also represents and warrants, at the Restatement Amendment Effective Time that:

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         15.17.1    Tax Consequences of Restructuring: The recapitalisation
                    and restructuring of the Group as contemplated in the Plan does not have any material and adverse tax implications for the Covenant Group (or any member thereof), other than to the extent specifically disclosed at paragraph 4 (Loss of NOLs) of Section X.D (Certain Bankruptcy Considerations) of the Disclosure Statement or as disclosed to the Agent in writing on or prior to the Restatement Amendment Effective Time;

         15.17.2 Disclosure of Information: To the best of its knowledge, information and belief, having made all reasonable efforts to make due and careful enquiry, it has made full disclosure of all material facts and circumstances in respect of the recapitalisation and restructuring of the Group as contemplated in the Plan and all information so disclosed is true, complete and accurate in all material respects; and

         15.17.3 Historic Financial Information: The historic financial statements of the Group (excluding, for the avoidance of doubt, any projections, or statements related to the projections, contained or referenced therein) contained at Exhibit E of the Disclosure Statement were prepared in accordance with the books and records of the Group and in compliance with United States Generally Accepted Accounting Principles (except as noted therein or in the notes thereto) and fairly present, in all material respects, the financial condition, results of operations and cash flows of the Group (or the relevant part of the Group) in respect of the periods to which such financial statements relate.

16.      FINANCIAL INFORMATION

16.1     Annual Statements

         As soon as the same become available, but in any event within 120 days after the end of each of the Borrower's or, as the case may be, New NTL's financial years, the Borrower shall deliver to the Agent, in sufficient copies for the Banks:

         16.1.1 the consolidated financial statements of the Group for such financial year, audited by an internationally recognised firm of independent auditors; and

         16.1.2 the consolidated financial statements of the UK Group for such financial year, audited by an internationally recognised firm of independent auditors licensed to practice in England and Wales.

16.2     Quarterly Statements

         As soon as the same become available, but in any event within 45 days after the end of each Financial Quarter, the Borrower shall deliver to the Agent, in sufficient copies for the Banks:

         16.2.1 the unaudited consolidated financial statements of the Group for such Financial Quarter save that in the case of the last Financial Quarter of each financial year of New NTL, the Borrower shall only be obliged to deliver to the Agent the unaudited consolidated management accounts of the Group for such period; and

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         16.2.2     the unaudited consolidated financial statements of the UK
                    Group for such Financial Quarter.

16.3     Financial Statements of the Borrower

         To the extent that the same are requested by any Bank to enable it to comply with any law or any requirement of any central bank or other fiscal, monetary or other authority, the Borrower shall, upon the request of the Agent, deliver to the Agent its most recent annual financial statements which are in final form and which the Borrower has prepared prior to such request (including any balance sheet and profit and loss account if the same have been prepared) in order to comply with any legal obligation on the Borrower to produce annual financial statements. Any such annual financial statements shall be delivered to the Agent within 30 days of such financial statements being requested by the Agent provided that if its most recent financial statements are in draft form and will not be in final form within 30 days of the time of any such request, the Borrower shall notify the Agent thereof together with details of when such financial statements are likely to be in final form, and shall deliver the final form financial statements as soon as reasonably practicable thereafter.

16.4     Requirements as to Financial Statements

         The Borrower shall ensure that:

         16.4.1 each set of financial statements delivered by it pursuant to sub-clause 16.1.1 of Clause 16.1 (Annual Statements) and sub-clause 16.2.1 of Clause 16.2 (Quarterly Statements) (other than in the case of unaudited consolidated management statements of the Group for the last Financial Quarter of each financial year of New NTL) is certified by one of its Authorised Signatories as fairly presenting, in all material respects, the financial condition, results of operations and cash flows of the Group in respect of the period to which those financial statements relate, subject (in the case of any financial statements delivered pursuant to sub-clause 16.2.1 of Clause 16.2 (Quarterly Statements)) to changes resulting from audit and normal year end adjustments;

         16.4.2 each set of unaudited consolidated management accounts of the Group for the last Financial Quarter of each year of New NTL delivered by it pursuant to sub-clause 16.2.1 of Clause 16.2 (Quarterly Statements) is certified by one of the Borrower's Authorised Signatories as:

                    (a) having been prepared by the management of New NTL with such degree of skill and care as might reasonably be expected in the preparation of management accounts; and

                    (b) correctly showing (within the confines of the information contained in such unaudited consolidated management accounts) the understanding of the management of New NTL of the financial condition of the Group as at the end of the period to which those unaudited consolidated management accounts relate and of the results of the Group's operations during such period;

         16.4.3 each set of financial statements delivered by it pursuant to sub-clause 16.1.2 of Clause 16.1 (Annual Statements) and sub-clause 16.2.2 of Clause 16.2

                    (Quarterly Statements) is certified by one of its Authorised Signatories as giving a true and fair view of the consolidated financial condition of the UK Group as at the end of the period to which those financial statements relate and of the results of the UK Group's operations during such period, subject (in the case of any financial statements delivered pursuant to sub-clause 16.2.2 of Clause 16.2 (Quarterly Statements) to changes resulting from audit and normal year end adjustments; and

         16.4.4 each set of financial statements delivered by it pursuant to sub-clause 16.1.2 of Clause 16.1 (Annual Statements) (other than the consolidated financial statements delivered pursuant to sub-clause 16.1.2 of Clause 16.1 (Annual Statements) in respect of the Borrower's financial year ended 31 December 2002) and sub-clause 16.2.2 of Clause 16.2 (Quarterly Statements) (other than the consolidated financial statements delivered pursuant to sub-clause 16.2.2 of Clause 16.2 (Quarterly Statements) in respect of the Financial Quarter ended 31 December 2002) is accompanied by a comparison to the projections in the Budget for the financial year or, as the case may be, Financial Quarter, to which those financial statements relate.

16.5     Compliance Certificates

         The Borrower shall ensure that:

         16.5.1 each set of consolidated financial statements delivered by it pursuant to Clause 16.1 (Annual Statements) (other than the consolidated financial statements delivered pursuant to Clause 16.1 (Annual Statements) in respect of the Borrower's and New NTL's financial year ended 31 December
                    2002) or Clause 16.2 (Quarterly Statements) (other than the consolidated financial statements delivered pursuant to Clause 16.2 (Quarterly Statements) in respect of the Financial Quarter ended 31 December 2002) is accompanied by a Compliance Certificate signed by two of its Authorised Signatories; and

         16.5.2 each Compliance Certificate delivered by it after the Restatement Amendment Effective Time, up to and including the Compliance Certificate delivered in respect of the sixth complete Financial Quarter which ends after the Restatement Amendment Effective Time, shall be copied to the Reporting Accountants.

         In addition, the Borrower shall ensure that each Compliance Certificate delivered by it after the Restatement Amendment Effective Date has attached thereto the information specified in sub-clause
         18.26.2 of Clause 18.26 (Transactions with Affiliates).

16.6     Budgets

         The Borrower shall, as soon as the same become available, and in any event no later than 60 days after the beginning of each of its financial years, deliver to the Agent in sufficient copies for the Banks an annual budget (in a form agreed with the Agent) prepared by reference to each Financial Quarter in respect of such financial year including:

         16.6.1 forecasts of projected disposals (including timing and amount thereof) on a consolidated basis of the UK Group for such financial year;

         16.6.2 projected annual profit and loss accounts (including projected turnover and operating costs) and projected balance sheets and cash flow statements, together with the main operating assumptions relating thereto, on a quarterly basis, for such financial year on a consolidated basis for the UK Group;

         16.6.3 revisions to the projections set out in the Updated Business Plan, together with the main operating assumptions relating thereto, for such financial year until the Final Maturity Date, based on the financial condition and performance and prospects of the UK Group at such time;

         16.6.4 projected Permitted Payments to be made during such financial year and the (in respect of paragraph (a) of the definition of Permitted Payments) related Financial Indebtedness of the relevant member of the Parent Covenant Group to which those Permitted Payments will relate;

         16.6.5 Capital Expenditure projected to accrue on a quarterly basis for such financial year on a consolidated basis for the UK Group;

         16.6.6 projected EBIT and EBITDA as at the end of each Financial Quarter in such financial year, for the UK Group; and

         16.6.7 a qualitative analysis and commentary from the management on its proposed activities for such financial year.

         The Borrower shall provide the Agent with details of any material changes in the projections delivered under this Clause 16.6 as soon as reasonably practicable after it becomes aware of any such change.

16.7 Information for Reporting Accountants to prepare Monthly Performance Update Report

         16.7.1 The Borrower shall, and the Borrower shall (to the extent necessary) procure that each member of the UK Group shall (to the extent necessary) ensure that each member of the Extended UK Group shall, provide the Reporting Accountants with:

                    (a) by no later than the last Business Day of the calendar month which succeeds the month (the "relevant month") with respect to which any Monthly Performance Update Report is to be prepared, a report on the performance of the Extended UK Group during such relevant month, such report to include the Required Monthly Information for such month;

                    (b) as soon as reasonably practicable after receipt of any reasonable request, from the Reporting Accountants for further particulars in relation to the Required Monthly Information, such further particulars; and

                    (c) as soon as reasonably practicable after receipt of any request, access to, and permission to inspect, the assets, books, records and premises of the Borrower and each member of the Group, in each case to the extent reasonably requested by the Reporting Accountants in order to enable the Reporting Accountants to prepare the Monthly Performance Update Report within the time periods set out in the Reporting Accountants Mandate Letter.

         16.7.2 The Borrower shall procure that each of the Borrower and NTL Investment Holdings Limited complies with their respective payment obligations under the Reporting Accountants Mandate Letter, in the amounts specified therein in each case, within 21 days of such payment obligations arising.

         16.7.3 The obligations of the Obligors under this Clause 16.7 shall continue until such time as the Agent (acting on the instructions of an Instructing Group) determines that the Monthly Performance Update Reports are no longer necessary provided that, without prejudice to the foregoing, the Agent will (in good faith) review the ongoing need for the Monthly Performance Update Reports on the date falling 18 months after the Restatement Amendment Effective Date by reference to the then current performance of the UK Group and if the Agent (acting on the instructions of an Instructing Group) informs the Borrower that the result of such review is that there is no on-going need for Monthly Performance Update Reports, no member of the Group shall have any further obligations under this Clause 16.7.

         16.7.4 The Banks hereby consent to the Reporting Accountants providing a copy of each Monthly Performance Update Report (with such deletions as the Reporting Accountants and/or the Agent may deem appropriate) to the lenders under the New NTL Exit Facility.

16.8     Hedging

         The Borrower will promptly:

         16.8.1 notify the Agent upon either it or any member of the UK Group entering into any Hedging Agreement; and

         16.8.2 notify the Agent of any amendments made to the Hedging Strategy from time to time.

16.9     Asset Passthroughs and Funding Passthroughs

         The Borrower shall, at least five Business Days prior to effecting either an Asset Passthrough or a Funding Passthrough provide the Agent with:

         16.9.1 written notice of the proposed Asset Passthrough or Funding Passthrough;

         16.9.2 a summary of the steps to be implemented in connection with the proposed Asset Passthrough or Funding Passthrough;

         16.9.3 a certificate from an Authorised Signatory of the Borrower, confirming that the proposed Asset Passthrough or Funding Passthrough will satisfy all of the requirements of the definition thereof; and

         16.9.4 such other information in relation to the proposed Asset Passthrough or Funding Passthrough as the Agent may reasonably request.

16.10    Other Financial Information

         16.10.1 The Borrower shall ensure that the consolidated financial statements delivered by it pursuant to Clause 16.1 (Annual Statements) in respect of the Borrower's and New NTL's financial years ended 31 December 2002 is accompanied by a statement (for information purposes only) setting out the financial condition and performance of the Group and the UK Group for such financial year as if financial covenants set out at Clause 17 (Financial Condition) were being tested at such time.

         16.10.2 Each Obligor shall and the Borrower shall procure that each member of the UK Group shall from time to time on the request of the Agent, furnish the Agent with such information about the business, condition (financial or otherwise), operations, performance, properties or prospects of New NTL, the Parent and any member of the Covenant Group as the Agent or any Bank (through the Agent) may reasonably require, provided that no Obligor shall be under any obligation to supply any information the supply of which would be contrary to any confidentiality obligation binding on it.

16.11    Accounting Policies

         The Borrower shall ensure that:

         16.11.1 each set of financial statements delivered pursuant to Clause 16.1 (Annual Statements) and Clause 16.2 (Quarterly Statements) (other than the consolidated management accounts of the Group) is prepared using accounting policies, practices, procedures and, in the case of annual financial statements, accounting reference dates consistent with those applied in the preparation of the relevant Restatement Amendment Financial Statements; and

         16.11.2 each set of unaudited consolidated management accounts of the Group delivered pursuant to Clause 16.2 (Quarterly Statements) is prepared on a basis consistent with the basis agreed between New NTL and the Reporting Accountants prior to the date of the Restatement Amendment Agreement as the basis upon which the unaudited consolidated management accounts of the Group will be prepared, unless, in relation to any such set of financial statements, (other than the unaudited consolidated management accounts of the Group), the Borrower notifies the Agent that there have been one or more changes in any such accounting policies, practices, procedures or accounting reference dates or, in relation to any such set of unaudited consolidated management accounts of the Group, the Borrower notifies the Agent that there have been one or more changes in the basis upon which such unaudited consolidated management accounts have been prepared and:

         (a) (save in respect of any change in the basis upon which unaudited consolidated management accounts of the Group were prepared) the auditors of New NTL or the Borrower, as the case may be, provide:

                    (i) a description of the changes and the adjustments which would be required to be made to those financial statements in order to cause them to use the accounting policies, practices, procedures and, in the case of annual financial statements, accounting reference dates upon which the relevant Restatement Amendment Financial Statements were prepared; and

                    (ii) sufficient information, in such detail and format as may be reasonably required by the Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those financial statements and the relevant Restatement Amendment Financial Statements, in which case any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the relevant Restatement Amendment Financial Statements were prepared; or

         (b) in respect of any change in the basis upon which unaudited consolidated management accounts of the Group were prepared, New NTL provides:

                    (i) a description of the changes and the adjustments which would be required to be made to those unaudited consolidated management accounts in order to cause them to be prepared on the basis agreed between New NTL and the Reporting Accountant referred to at sub-clause 16.11.2 of this Clause 16.11; and

                    (ii) sufficient information, in such detail and format as may be reasonably required by the Agent, to enable the Banks to make an accurate comparison between the financial position indicated by those unaudited consolidated management accounts and the first set of unaudited consolidated management accounts delivered pursuant to Clause
                             16.2 (Quarterly Statements) after the date of the Restatement Amendment Agreement,

                             in which case any reference in this Agreement to those unaudited consolidated management accounts shall be construed as a reference to those unaudited consolidated management accounts as adjusted to reflect the basis upon which the first set of unaudited consolidated management accounts delivered pursuant to Clause 16.2 (Quarterly Statements) after the date of the Restatement Amendment Agreement were prepared; or

                    (c) the Borrower notifies the Agent that it is no longer practicable to test compliance with the financial covenants set out in Clause 17.1 (UK Group Financial Condition) in the case of the Borrower and Clause 17.2 (Group Financial Condition) in the case of New NTL, against the financial statements received pursuant to this Clause 16, in which case:

                             (i) the Agent and the Borrower shall enter into negotiations with a view to agreeing alternative financial covenants to replace those contained in Clause 17.1 (UK Group Financial Condition) or Clause
                                     17.2 (Group Financial Condition)
                                     respectively in order to maintain a
                                     consistent basis for such financial
                                     covenants; and

                             (ii) if, after three months commencing on the date of the notice given to the Agent pursuant to this paragraph (c) of this sub-clause 16.11.2, the Agent and the Borrower cannot agree alternative financial covenants which are acceptable to an Instructing Group, the Agent shall refer the matter to such internationally recognised accounting firm as may be agreed between the Borrower and an Instructing Group for determination of the adjustments required to be made to such financial statements or the calculation of such ratios to take account of such change, such determination to be binding on the parties hereto, provided that pending such determination the Borrower shall continue to prepare financial statements and calculate such ratios in accordance with paragraphs (a) and (b) of this sub-clause 16.11.2; and

                     (d) New NTL agrees that it shall be bound by (i) any alternative financial covenants agreed between the Agent and the Borrower pursuant to sub-paragraph (i) of paragraph (c) of this sub-clause 16.11.2 and (ii) any determination of adjustments required to be made to financial statements or any adjustment required to be made to the financial covenants by an internationally recognised accounting firm pursuant to sub-paragraph (ii) of paragraph (c) of this sub-clause 16.11.2.

16.12    General Information

         The Borrower shall, as soon as reasonably practicable, furnish the Agent with such general information as it or any member of the UK Group is required by law to supply or make available to its (or such member of the UK Group's) (a) shareholders (in their capacity as such) or (b) creditors generally or any class thereof provided that the Borrower shall not be required to furnish the Agent with such general information which a member of the UK Group (other than the Borrower) is required by law to supply to its shareholders (in their capacity as such) for so long as such member of the UK Group is a wholly-owned subsidiary of the Borrower unless a specific item of information is requested by the Agent or any Bank (in which case such item of information shall be furnished to the Agent).

16.13    Litigation and Government or Regulatory Enquiry

         Each of New NTL and the Intermediate Parent (in each case, in respect of itself) and the Borrower (in respect of itself and each other member of the UK Group) shall advise the Agent forthwith of the details of:

         16.13.1 any litigation, arbitration or administrative proceedings pending or threatened against it or, as the case may be, any member of the UK Group which could reasonably be expected to result in liability of it or, as the case may be, such other member of the UK Group in an amount in excess of (pound)5,000,000 (or its equivalent); and

         16.13.2 any notice or communication received by it or, as the case may be, any member of the UK Group from, or any actual or potential enquiry, investigation or proceedings commenced by, any government, court or regulatory agency or authority, if such notice, communication, enquiry, investigation or proceedings could reasonably be expected to have a Material Adverse Effect.

16.14    New NTL's Obligations in respect of Group Financial Statements

         16.14.1 New NTL shall deliver to the Borrower, the consolidated financial statements of the Group for each of its financial years, audited by an internationally recognised firm of independent auditors, in sufficient time to enable the Borrower to comply with its obligations under sub-clause 16.1.1 of Clause 16.1 (Annual Statements); and

         16.14.2 New NTL shall deliver to the Borrower, the unaudited consolidated financial statements or, as the case may be, unaudited consolidated management accounts of the Group for each Financial Quarter in sufficient time to enable the Borrower to comply with its obligations under sub-clause 16.2.1 of Clause 16.2 (Quarterly Statements).

16.15    Delivery of Information to Banks

         The Borrower may satisfy its obligation under this Agreement to deliver sufficient copies of any document or information for the Banks or to deliver any other information to the Banks by delivering one copy of the relevant document or information to the Agent with a request that the Agent deliver that document or information to the Banks in the manner in which it deems most appropriate (including by posting such information onto an electronic website designated by the Agent for such purpose) if:

         16.15.1 the Agent expressly agrees that it will accept one copy only of the relevant document or information (and the Agent hereby agrees to accept one copy of the documents referred to in Clause 16.1 (Annual Statements), Clause
                    16.2 (Quarterly Statements) and Clause 16.6 (Budgets) for the purposes of this Clause 16.15); and

         16.15.2 the document or information is in a format previously agreed between the Borrower and the Agent (and the Agent hereby acknowledges that the format of the documents most recently delivered prior to the date of the Restatement Amendment Agreement pursuant to the equivalent of Clause
                    16.1 (Annual Statements), Clause 16.2 (Quarterly Statements) and Clause 16.6 (Budgets) of the Principal Credit Agreement (as defined in the Restatement Amendment Agreement) are an agreed format for the purposes of this Clause 16.15).

17.      FINANCIAL CONDITION

17.1     UK Group Financial Condition

         The Borrower shall ensure that the financial condition of the UK Group shall be such that:

         17.1.1 Ratio of UK Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the UK Group

                    (a) The ratio of the UK Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated Annualised EBITDA of the UK Group for the Relevant Period ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.

     -----------------------------------------------------------------------
               Column One                         Column Two

               Quarter Date             UK Group Net Consolidated Total Debt:
                                         Consolidated Annualised EBITDA of
                                                  the UK Group
     -----------------------------------------------------------------------
     31 March 2003                                      7.14:1
     -----------------------------------------------------------------------
     30 June 2003                                       7.18:1
     -----------------------------------------------------------------------
     30 September 2003                                  6.88:1
     -----------------------------------------------------------------------
     31 December 2003                                   6.43:1
     -----------------------------------------------------------------------
     31 March 2004                                      6.28:1
     -----------------------------------------------------------------------
     30 June 2004                                       6.13:1
     -----------------------------------------------------------------------
     30 September 2004                                  6.02:1
     -----------------------------------------------------------------------
     31 December 2004                                   5.79:1
     -----------------------------------------------------------------------
     31 March 2005                                      5.58:1
     -----------------------------------------------------------------------
     30 June 2005                                       5.32:1
     -----------------------------------------------------------------------
     30 September 2005                                  5.07:1
     -----------------------------------------------------------------------
     31 December 2005                                   4.82:1
     -----------------------------------------------------------------------


                    Ratio of UK Group Net Consolidated Total Debt to Consolidated EBITDA of the UK Group

                    (b) The ratio of UK Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated EBITDA of the UK Group for the financial year of the Borrower ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.

     -----------------------------------------------------------------------
               Column One                           Column Two

               Quarter Date                  UK Group Net Total Debt:
                                               Consolidated EBITDA
                                                 of the UK Group
     -----------------------------------------------------------------------
     31 December 2003                                   6.80:1
     -----------------------------------------------------------------------
     31 December 2004                                   5.95:1
     -----------------------------------------------------------------------
     31 December 2005                                   5.02:1
     -----------------------------------------------------------------------


         17.1.2 Ratio of Consolidated EBITDA of the UK Group to the aggregate of UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments

                    (a) The ratio of the Consolidated EBITDA of the UK Group for each Relevant Period ended on the Quarter Dates specified in column one below to the aggregate of
                          (a) UK Group Total Interest Payable for that
                          Relevant Period, (b) UK Group Capital Expenditure accrued during that Relevant Period and (c) Permitted Payments made during that Relevant Period, shall be equal to or greater than the ratio set out in column two below corresponding to that Quarter Date.

     --------------------------------- ----------------------------------------
                Column One                              Column Two

               Quarter Date               Consolidated EBITDA of the UK Group:
                                            the aggregate of UK Group Total
                                            Interest Payable, UK Group Capital
                                            Expenditure and Permitted Payments
     --------------------------------- ----------------------------------------
     31 March 2003                                         0.62:1
     --------------------------------- ----------------------------------------
     30 June 2003                                          0.65:1
     --------------------------------- ----------------------------------------
     30 September 2003                                     0.69:1
     --------------------------------- ----------------------------------------
     31 December 2003                                      0.66:1
     --------------------------------- ----------------------------------------
     31 March 2004                                         0.67:1
     --------------------------------- ----------------------------------------
     30 June 2004                                          0.69:1
     --------------------------------- ----------------------------------------
     30 September 2004                                     0.72:1
     --------------------------------- ----------------------------------------
     31 December 2004                                      0.74:1
     --------------------------------- ----------------------------------------
     31 March 2005                                         0.77:1
     --------------------------------- ----------------------------------------
     30 June 2005                                          0.81:1
     --------------------------------- ----------------------------------------
     30 September 2005                                     0.83:1
     --------------------------------- ----------------------------------------
     31 December 2005                                      0.88:1
     --------------------------------- ----------------------------------------

                    (b) The ratio of Consolidated EBITDA of the UK Group for the financial year of the Borrower ending on the Quarter Dates specified in column one below to the aggregate of (a) UK Group Total Interest Payable for that financial year; (b) UK Group Capital Expenditure accrued during that financial year; and
                          (c) Permitted Payments made during that financial year, shall be equal to or greater than the ratio set out in column two below corresponding to that Quarter Date.

     ------------------------------------------------------------------------
              Column One                             Column Two

             Quarter Date             Consolidated EBITDA of the UK Group:
                                      the aggregate of UK Group Total
                                      Interest Payable, UK Group Capital
                                      Expenditure and Permitted Payments

     ------------------------------------------------------------------------
     31 December 2003                                  0.65:1
     ------------------------------------------------------------------------
     31 December 2004                                  0.71:1
     ------------------------------------------------------------------------
     31 December 2005                                  0.84:1
     ------------------------------------------------------------------------


         17.1.3 Aggregate amount of Liquidity of members of the UK Group and members of the Parent Covenant Group

                    The aggregate amount of Liquidity of members of the UK Group and of members of the Parent Covenant Group as at each Quarter Date in column one listed below shall be equal to or greater than the amount set out in column two below corresponding to such Quarter Date.

     --------------------------------------------------------------------------
                  Column One                            Column Two

                 Quarter Date              Liquidity of members of the UK Group
                                            and members of the Parent Covenant
                                                      Group ((pound))
     --------------------------------------------------------------------------
     31 March 2003                                   209,000,000
     --------------------------------------------------------------------------
     30 June 2003                                    209,000,000
     --------------------------------------------------------------------------
     30 September 2003                               137,000,000
     --------------------------------------------------------------------------
     31 December 2003                                156,000,000
     --------------------------------------------------------------------------
     31 March 2004                                   88,000,000
     --------------------------------------------------------------------------
     30 June 2004                                    113,000,000
     --------------------------------------------------------------------------
     30 September 2004                               61,000,000
     --------------------------------------------------------------------------
     31 December 2004                                100,000,000
     --------------------------------------------------------------------------
     31 March 2005                                   64,000,000
     --------------------------------------------------------------------------
     30 June 2005                                    123,000,000
     --------------------------------------------------------------------------
     30 September 2005                               86,000,000
     --------------------------------------------------------------------------
     31 December 2005                                144,000,000
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     31 March 2006                                   115,000,000
     --------------------------------------------------------------------------


17.2     Group Financial Condition

         New NTL shall ensure that the financial condition of the Group shall be such that:

         (a) Ratio of Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group

                  The ratio of the Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated Annualised EBITDA of the Group for the Relevant Period ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.


                  ------------------------------------------------------------------------------------------
                               Column One                                  Column Two

                              Quarter Date               Group Net Consolidated Total Debt: Consolidated
                                                                 Annualised EBITDA of the Group
                  ------------------------------------------------------------------------------------------
                  31 March 2003                                               8.18:1
                  ------------------------------------------------------------------------------------------
                  30 June 2003                                                8.16:1
                  ------------------------------------------------------------------------------------------
                  30 September 2003                                           7.71:1
                  ------------------------------------------------------------------------------------------
                  31 December 2003                                            7.26:1
                  ------------------------------------------------------------------------------------------
                  31 March 2004                                               7.03:1
                  ------------------------------------------------------------------------------------------
                  30 June 2004                                                6.91:1
                  ------------------------------------------------------------------------------------------
                  30 September 2004                                           6.75:1
                  ------------------------------------------------------------------------------------------
                  31 December 2004                                            6.48:1
                  ------------------------------------------------------------------------------------------
                  31 March 2005                                               6.20:1
                  ------------------------------------------------------------------------------------------
                  30 June 2005                                                5.91:1
                  ------------------------------------------------------------------------------------------
                  30 September 2005                                           5.63:1
                  ------------------------------------------------------------------------------------------
                  31 December 2005                                            5.35:1
                  ------------------------------------------------------------------------------------------


         Ratio of Group Net Consolidated Total Debt to Consolidated EBITDA of the Group

         (b) The ratio of Group Net Consolidated Total Debt on each of the Quarter Dates specified in column one below to the Consolidated EBITDA of the Group for the financial year of New NTL ended on that Quarter Date shall be no greater than the ratio set out in column two below corresponding to that Quarter Date.


                  ------------------------------------------------------------------------------------------
                                  Column One                                  Column Two

                                 Quarter Date               Group Net Consolidated Total Debt: Consolidated
                                                                         EBITDA of the Group

                  ------------------------------------------------------------------------------------------
                  31 December 2003                                              7.68:1
                  ------------------------------------------------------------------------------------------
                  31 December 2004                                              6.69:1
                  ------------------------------------------------------------------------------------------
                  31 December 2005                                              5.59:1
                  ------------------------------------------------------------------------------------------


17.3     Financial Definitions

         Capitalised terms, when used in the definitions contained in this Clause 17.3, shall bear the same meanings as those ascribed to them in the Senior Bank Credit Agreement.

         "Allowable Exceptional Items" means any items treated as exceptional items which the Reporting Accountants have confirmed to the Agent:

         (a) may be treated as exceptional items required to be shown after operating profit in accordance with paragraph 20 of Financial Reporting Standard 3 (Reporting Financial Performance) in the form issued by the Accounting Standards Board as at the Restatement Amendment Effective Date; or

         (b) are charges or credits directly attributable to business rationalisation and which are:

                  (i) redundancy termination costs and other costs directly attributable to redundancies;

                  (ii)    property disposal and closure costs;

                  (iii) other costs incurred in terminating contracts as a direct result of rationalisation; or

                  (iv) professional fees incurred solely in connection with the costs referred to at paragraphs (i) to (iii) above.

         "Available Cash" means at any time, cash (in cleared balances) denominated in sterling (or any other currency freely convertible into sterling) and credited to an account in the name of a member of the Covenant Group or the UK Group with an Eligible Deposit Bank and to which such a member of the Covenant Group or, as the case may be, the UK Group is alone beneficially entitled and for so long as such cash is repayable on demand (including any cash held on time deposit which is capable of being broken and the balance received on same day notice provided that any such cash shall only be taken into account net of any penalties or costs which would be incurred in breaking the relevant time deposit) and repayment of such cash is not contingent on the prior discharge of any other indebtedness of any member of the Covenant Group or, as the case may be, the UK Group or of any other person whatsoever or on the satisfaction of any other condition.

         "Capital Expenditure" means expenditure on the acquisition or improvement of an asset which would be treated as a capital asset in accordance with generally accepted accounting principles in the United Kingdom.

         "Cash" means at any time, cash (in cleared balances) denominated in sterling (or any other currency freely convertible into sterling) and credited to an account in the name of a member of the Group, the Covenant Group or (as applicable) the UK Group with an Eligible Deposit Bank and to which such a member of the Group, the Covenant Group or (as applicable) the UK Group is alone beneficially entitled and for so long as:

         (a) such cash is repayable on demand (including any cash held on time deposit which is capable of being broken and the balance received on same day notice provided that any such cash shall only be taken into account net of any penalties or costs which would be incurred in breaking the relevant time deposit) and repayment of such cash is not contingent on the prior discharge of any other indebtedness of any member of the Group, the Covenant Group or (as applicable) the UK Group or of any other person whatsoever or on the satisfaction of any other condition; or

         (b) such cash has been deposited with an Eligible Deposit Bank as security for any performance bond, guarantee, standby letter of credit or similar facility the contingent liabilities relating to such having been included in the calculation of UK Group Consolidated Total Debt or, as the case may be, Group Consolidated Total Debt.

         "Consolidated Annualised EBITDA" means with respect to any Quarter Date, the consolidated EBITDA of the UK Group or, as the case may be, the Group, for the Relevant Period ended on such Quarter Date, multiplied by two.

         "Consolidated EBITDA" means with respect to any Quarter Date, the consolidated EBITDA of the UK Group or, as the case may be, the Group, for the Relevant Period or, as the case may be, the financial year of the Parent or New NTL ended on such Quarter Date.

         "Current Assets" means the aggregate of inventory, trade and other receivables of each member of the UK Group including sundry debtors (but excluding cash at bank) maturing within twelve months from the date of computation.

         "Current Liabilities" means the aggregate of all liabilities (including trade creditors, accruals and provisions and prepayments) of each member of the UK Group falling due within twelve months from the date of computation and required to be accounted for as "current liabilities" under generally accepted accounting principles in the United Kingdom but excluding consolidated aggregate Indebtedness for Borrowed Money of the UK Group falling due within such period and any interest on such Indebtedness for Borrowed Money due in such period.

         "EBIT" means, in respect of any period, the consolidated net income of the UK Group or, as the case may be, the consolidated net income of the Group for such period adding back (only to the extent, in each case, deducted in calculating such consolidated net income):

         (a)      any provision on account of taxation;

         (b) any interest (including capitalised interest), commission, discounts or other fees incurred or payable by any member of the UK Group or, as the case may be, the Group in respect of Indebtedness for Borrowed Money;

         (c) in relation to the consolidated net income of the UK Group or the Group, any net amounts paid pursuant to the interest hedging arrangements entered into in respect of the Revolving Facility or the Term Facility and, in relation to the consolidated net income of the Group only, any net amounts paid pursuant to interest hedging arrangements entered into in respect of Permitted Covenant Group Indebtedness;

         (d)      (i)      in the case of the UK Group, Allowable Exceptional
                           Items;

                  (ii) in the case of the Group, any Allowable Exceptional Items included in the calculation of EBIT of the UK Group and any Allowable Exceptional Items in respect of any other member of the Group incorporated in a jurisdiction which requires its financial statements to be governed by generally accepted accounting principles in the United Kingdom, Ireland or the United States of America; and

                  (iii) in the case of the UK Group or the Group, any other similar items agreed between the Parent and the Agent (acting on the instructions of an Instructing Group); and

         (e) separation and integration costs and payments made by any member of the UK Group under schedule 8 of the Transaction Agreement.

         "EBITDA" means, in respect of any period, EBIT of the UK Group or, as the case may be, the Group for such period adding back (only to the extent, in each case, deducted in calculating EBIT):

         (a) any amount attributable to amortisation of intangible assets (including goodwill);

         (b) depreciation of tangible assets and capitalised costs and expenses; and

         (c) amortisation, or the writing off, of transaction expenses in relation to the Acquisition,

         and deducting any costs and expenses capitalised in accordance with the accounting policies, practices and procedures applied in the preparation of the relevant financial statements of the Group or, as the case may be, the UK Group during such period (other than costs and expenses incurred in constructing or upgrading cable networks in the ordinary course of the UK Group's business or, as the case may be, the Group's, business).

         "Eligible Deposit Bank" means any bank or financial institution which is a Bank and has a short term rating of at least A1 granted by Standard & Poor's Corporation or P1 granted by Moody's Investors Services, Inc.

         "Financial Quarter" means the period commencing on the day after one Quarter Date and ending on the next Quarter Date.

         "Group Consolidated Total Debt" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired, but excluding Indebtedness for Borrowed Money of any member of the Group to another member of the Group to the extent permitted or not prohibited under this Agreement.

         "Group Net Consolidated Total Debt" means, at any time, the Group Consolidated Total Debt at such time less Cash, in cleared balances at such time, credited to an account in the name of a member of the Group subject to a maximum aggregate Cash amount of (pound)150,000,000 (or its equivalent in other currencies).

         "Group Total Debt Service" means, in respect of any Financial Quarter, the aggregate of:

         (a) the UK Group Total Interest Payable in respect of such Financial Quarter; and

         (b) amounts (if any) accrued during such Financial Quarter in respect of the actual cash obligations of any member of the Covenant Group which could (assuming that the conditions for making the relevant Permitted Payments will be satisfied at the time such Permitted Payment falls to be made) be serviced by Permitted Payments falling within paragraph (a) of the definition thereof (as set out in the Senior Bank Credit Agreement) less any amount previously taken into account pursuant to this paragraph (b) when calculating Group Total Debt Service where the relevant actual cash payment obligation of the relevant member of the Covenant Group falls due during such Financial Quarter but is not capable of being serviced by Permitted Payments falling within paragraph (a) of the definition thereof (as set out in the Senior Bank Credit Agreement) due to the conditions for such Permitted Payments to be made not being satisfied;

         (c) one quarter of the maximum amount of corporate expenses which could (assuming that the conditions for making the relevant Permitted Payment will be satisfied at the time such Permitted Payment falls to be made) be serviced by Permitted Payments falling within paragraph (b) of the definition thereof (as set out in the Senior Bank Credit Agreement) during the financial year of the Parent in which the relevant Financial Quarter falls less any amount previously taken into account pursuant to this paragraph (c) when calculating Group Total Debt Service where, during such Financial Quarter, it becomes apparent that such amount previously taken into account is not capable of being serviced by Permitted Payments falling within paragraph (b) of the definition thereof (as set out in the Senior Bank Credit Agreement) due to the conditions for such Permitted Payments to be made not being satisfied or it becomes apparent that such amount previously taken into account is not required to be funded by a Permitted Payment falling within paragraph (b) of the definition thereof (as set out in the Senior Bank Credit Agreement); and

         (d) save to the extent immediately reborrowed, the aggregate of scheduled and mandatory payments of the principal, capital or nominal amounts of any Indebtedness for Borrowed Money of any member of the UK Group which fell due during such Financial Quarter.

         "Liquidity" means at any time, the aggregate amount of:

         (a)      Available Cash;

         (b) the Available Revolving Facility (if any) provided that at the relevant time a Revolving Advance in an amount equal to the Available Revolving Facility would be capable of being made in accordance with Clause 3 (Utilisation of the Revolving Facility) of the Senior Bank Credit Agreement; and

         (c) any investments of an Obligor or a member of the Covenant Group falling within paragraph (b) or paragraph (c) of the definition of Permitted Investments and which are held with an Eligible Deposit Bank.

         "Operating Cash Flow" means, in respect of any Financial Quarter, EBITDA of the UK Group for that Financial Quarter after:

         (a)      adding back:

                  (i) any decrease in the amount of Working Capital at the end of such Financial Quarter compared against the Working Capital at the start of such Financial Quarter; and

                  (ii)     any cash receipt in respect of any exceptional item;
                           and

         (b)      deducting:

                  (i) the lesser of (x) actual Capital Expenditure by members of the UK Group during such Financial Quarter, and (y) an amount equal to 120 per cent. of the budgeted Capital Expenditure for such Financial Quarter as set out in the Updated Business Plan provided that, in respect of any Financial Quarter which falls within the financial year commencing 1 January 2005 or any financial year commencing thereafter, the budgeted Capital Expenditure for the purposes of such calculation shall be equal to one quarter of the amount of Capital Expenditure specified in the Budget for such financial year delivered pursuant to Clause
                           20.6 (Budgets) of the Senior Bank Credit Agreement;

                  (ii) any increase in the amount of Working Capital at the end of such Financial Quarter compared against the Working Capital at the start of that Financial Quarter;

                  (iii) any amount due and payable in respect of taxes on the profits in that Financial Quarter of any member of the UK Group; and

                  (iv) any cash payment in respect of any exceptional item;

         and no amount shall be included or excluded more than once.

         "Quarter Date" means 31 March, 30 June, 30 September and 31 December in each year.

         "Relevant Period" means each period of six months ending on a Quarter Date.

         "UK Group Capital Expenditure" means the aggregate Capital Expenditure of members of the UK Group.

         "UK Group Consolidated Total Debt" means, at any time (without double counting), the aggregate principal, capital or nominal amounts (including any capitalised interest) of indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money together with any other indebtedness of any member of the UK Group constituting Indebtedness for Borrowed Money which is due and payable and has not been paid at such time and in respect of which the grace period (if any) specified in the documentation relating thereto has expired but:

         (a) excluding such Indebtedness for Borrowed Money of any member of the UK Group to another member of the UK Group to the extent permitted under this Agreement; and

         (b) excluding any Indebtedness for Borrowed Money to the extent such is Subordinated UK Group Debt.

         "UK Group Net Consolidated Total Debt" means, at any time, UK Group Consolidated Total Debt at such time less Cash, in cleared balances at such time, credited to an account in the name of a member of the UK Group subject to a maximum aggregate Cash amount of (pound)100,000,000 (or its equivalent in other currencies).

         "UK Group Total Interest Payable" means, in respect of any period, the aggregate amount of the interest (including the interest element of leasing and hire purchase payments), commission, fees and other periodic finance payments which have accrued on the UK Group Consolidated Total Debt during such period:

         (a) adding any commission, fees and other finance payments accrued during such period (whether payable during such period or later) by any member of the UK Group under any interest rate hedging arrangement;

         (b) deducting any commission, fees and other finance payments accrued in favour of any member of the UK Group under any interest rate hedging arrangement permitted by this Agreement during such period; and

         (c) deducting any interest accrued in favour of any member of the UK Group on any deposit or bank account during such period.

         "Working Capital" means on any date Current Assets less Current Liabilities.

17.4     Accounting Terms

         All accounting expressions which are not otherwise defined herein shall be construed in accordance with generally accepted accounting principles in England.

18.      COVENANTS

18.1     Notification of Events of Default

         The Borrower shall promptly inform the Agent of the occurrence of any Event of Default or Potential Event of Default and, upon receipt of a written request to that effect from the Agent, confirm to the Agent that, save as previously notified to the Agent or as notified in such confirmation, no Event of Default or Potential Event of Default has occurred and is continuing.

18.2     Claims Pari Passu

         Each Obligor shall ensure that subject to the Reservations:

         18.2.1 at all times the claims of the Finance Parties against such Obligor under the Finance Documents (other than the Security Documents) to which such Obligor is party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors; and

         18.2.2 at all times the claims of the Finance Parties against such Obligor under the Security Documents to which such Obligor is party rank ahead of the claims of all its other creditors (other than (if and to the extent applicable) creditors with the benefit of Permitted Encumbrances) against the assets the subject of the Encumbrances created by such Security Documents.

18.3     Maintenance and Legal Validity

         Each Obligor shall, and the Borrower shall procure that each member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) shall:

         18.3.1 do all such things as are necessary to maintain its existence as a legal person (other than as part of a solvent reorganisation on terms which have been approved in writing by the Agent acting on the instructions of an Instructing Group); and

         18.3.2 obtain, comply with the terms of and do all that is necessary to maintain in full force and effect all authorisations, approvals, licences and consents required in or by the laws and regulations of each jurisdiction in which it owns or leases property or in which it conducts its business to enable it lawfully to enter into and perform its obligations under each of the Finance Documents to which it is expressed to be a party or to ensure the legality or validity or (subject to the Reservations) enforceability or admissibility in evidence in each jurisdiction in which it owns or leases property or in which it conducts its business (to the extent applicable) of each such Finance Document.

18.4     Insurance

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall, effect and maintain, insurances (or, in the case of the Captive Insurance Company, if the Captive Insurance Company is a member of the UK Group insurances and re-insurances) on and in relation to its business and assets against such risks as is reasonable for a company carrying on a business such as that carried on by such Covenant Group Obligor or, as the case may be, such member of the UK Group with either (save in respect of the Captive Insurance Company's own insurance) the Captive Insurance Company or with a reputable underwriter or insurance company and, in the case of the Captive Insurance Company, the Borrower shall procure that the Captive Insurance Company shall effect and maintain insurances with a reputable underwriter or insurance or reinsurance company.

18.5     Environmental Compliance

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall, comply in all material respects with all Environmental Law and obtain and maintain any Environmental Permits, breach of which (or failure to obtain or maintain which) could reasonably be expected to have a Material Adverse Effect.

18.6     Environmental Claims

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall, inform the Agent in writing as soon as reasonably practicable upon becoming aware of the same if any Environmental Claim has been commenced or (to the best of such person's knowledge and belief) is threatened against it in any case where such claim would be reasonably likely, if adversely determined, to have a Material Adverse Effect, or of any facts or circumstances which will or are reasonably likely to result in any Environmental Claim being commenced or threatened against such Obligor or any member of the UK Group in any case where such claim would be reasonably likely, if determined against such person, to have a Material Adverse Effect.

18.7     Maintenance of Licences and Other Authorisation

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall:

         18.7.1 ensure that it has the right and is duly qualified to conduct its business and to the extent that the loss of any contract, authorisation, approval, licence, consent, right or franchise could reasonably be expected to have a Material Adverse Effect, do all things necessary to obtain, preserve, keep valid and binding and, where relevant, renew all such contracts, authorisations, approvals, licences, consents, rights and franchises; and

         18.7.2 ensure that each Licence (or any replacement or renewal thereof) is held by a member of the UK Group.

18.8     Conduct Business in Accordance with Licences

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall, carry on its business, or cause the same to be carried on, in accordance with the terms and conditions of the Licences in all material respects and no Covenant Group Obligor shall (and each Covenant Group Obligor shall procure that no member of the UK Group shall) do, omit to do or suffer to be done, any act whereby any person is entitled or empowered to revoke, materially and adversely amend, suspend, withdraw or terminate any Licence if such amendment, revocation, suspension, withdrawal or termination could reasonably be expected to have a Material Adverse Effect.

18.9     Statutory Requirements

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall, comply in all material respects with all Statutory Requirements binding upon it or enforceable against it in respect of the conduct of its business and the ownership of its properties if and insofar as failure to do so could reasonably be expected to have a Material Adverse Effect.

18.10    Regulatory Notices and Communications

         The Borrower shall notify the Agent within fourteen days of receipt by any Covenant Group Obligor or any member of the UK Group of any notice or communication from any government, court or regulatory authority or agency (including, without prejudice to the generality of the foregoing, the Secretary of State for Trade and Industry, Oftel or the Radiocommunications Agency) which may give rise to the revocation, termination, material adverse amendment, suspension, withdrawal or avoidance of any Licences or any of the terms and conditions thereof if such revocation, termination, material adverse amendment, suspension, withdrawal or avoidance could reasonably be expected to have a Material Adverse Effect.

18.11    Compliance with Material Commercial Contracts

         Each Covenant Group Obligor shall, and shall procure that each member of the UK Group shall:

         18.11.1 comply in all material respects with its obligations under each Material Commercial Contract to which it is a party and take all action necessary to ensure the continued validity and enforceability of its rights thereunder;

         18.11.2 not amend, vary, novate or supplement any such Material Commercial Contract in any material respect;

         18.11.3 not terminate any such Material Commercial Contract prior to its contractual termination date,

         if such non-compliance, failure to take action, amendment, variation, novation or supplement or termination, as the case may be, could reasonably be expected to have a Material Adverse Effect.

18.12    Preservation of Assets

         Each Covenant Group Obligor shall and shall procure that each member of the UK Group shall, maintain and preserve all of its assets that are necessary and material in the conduct of its business as conducted at the Execution Date in good working order and condition (ordinary wear and tear excepted), repair (with reasonable promptness) any damage to such assets and shall maintain in all material respects all books and records which are necessary in connection therewith or in connection with the conduct of its business.

18.13    Security

         Each Covenant Group Obligor shall, at its own expense, take all such action as the Agent may reasonably require for the purpose of perfecting or protecting the Finance Parties' rights under and preserving the security interests intended to be created or evidenced by any of the Finance Documents to which it is a party, and following the making of any declaration pursuant to Clause 19.16 (Acceleration and Cancellation) or 19.17 (Advances Due on Demand) for facilitating the realisation of any such security or any part thereof.

18.14    Access

         Each Covenant Group Obligor shall ensure that any one or more representatives, agents and advisers of the Agent and/or any of the Banks will be allowed, whilst an Event of Default or Potential Event of Default is continuing and with prior notice, to have access to the assets, books, records and premises of each Covenant Group Obligor and each member of the UK Group and be permitted to inspect the same during normal business hours.

18.15    Subordinated Debt

         The Parent shall ensure that Subordinated Debt is the only Indebtedness for Borrowed Money owed by the Intermediate Parent or the Borrower to any member of the Group.

18.16    Hedging

         The Borrower will:

         18.16.1 promptly notify the Agent upon either it or any member of the UK Group entering into any currency swap or interest swap, cap or collar arrangements or any other derivative instrument or transaction; and

         18.16.2 not enter into and procure that no member of the UK Group shall enter into any currency swap or interest swap, cap or collar arrangements or any other derivative instrument or transaction other than in accordance with the Hedging Strategy.

18.17    Negative Pledge

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, create or permit to subsist any Encumbrance over all or any of its present or future undertaking, revenues or assets other than Permitted Encumbrances.

18.18    Loans and Guarantees

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, (save in the ordinary course of business) make any loans, grant any credit or give any guarantee or indemnity to or for the benefit of any person or voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person other than Permitted Loans and Guarantees. Any inter-company balance representing any overpayment or any underpayment arising as a result of the settlement arrangements referred to at paragraph (g)(ii) of the definition of "Permitted Loans and Guarantees" and any payment in connection with any such overpayment or underpayment) shall not constitute a breach of any restriction contained in the Finance Documents.

18.19    Disposals

         18.19.1 No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, sell, lease, transfer or otherwise dispose of, by one or more transactions or series of transactions (whether related or not), the whole or any part of its revenues or its assets other than any Permitted Disposal.

         18.19.2 Each of New NTL and the Borrower shall procure that prior to the earliest of (a) Note Registration; (b) the disposal of the Towers Business (as hereainafter defined); and (c) a refinancing of the Exit Financing other than by way of indebtedness or, if by way of indebtedness, where the provisions of the documents relating to such indebtedness do not limit (and cannot operate to limit) a sale of the Towers Business, the aggregate fair market value of Asset Dispositions (other than any asset subject to a Sale and Leaseback Transaction permitted under the Exit Financing Indenture) in any Fiscal year does not exceed 5% of the Consolidated Tangible Assets at the beginning of such Fiscal Year. New NTL shall not agree any amendment to the New NTL Exit Facility Agreements which imposes additional restrictions or further circumscribes (whether directly or indirectly) the ability of any person to dispose of the share in or the assets of, National Transcommunications Limited or the ability of any person to dispose of all or any part of the group's United Kingdom broadcast business and undertaking (the "Towers Business").

         18.19.3 For the purposes of sub-clause 18.19.2, "Asset Dispositions", "Consolidated Tangible Assets", "Fiscal Year", "Note Registration" and "Sale and Leaseback Transaction" shall each bear the meaning given to such term in the Exit Financing Indenture as set out in Appendix A (Change of Control and Asset Disposition provisions of the Exit Financing Indenture) or as such definitions in the Exit Financing Indenture may be amended from time to time provided that no amendment to any such definition shall be taken into account for the purposes of this sub-clause
                  18.9.3 until such time as the Agent shall have received a copy of the amended definitions and such other information in relation thereto as the Agent may reasonably request.

18.20    Financial Indebtedness

         18.20.1 No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, incur or allow to subsist, any Financial Indebtedness or enter into any agreement or arrangement whereby it is entitled to incur, create or allow to subsist any Financial Indebtedness other than Permitted Indebtedness.

         18.20.2 The Parent shall procure that the Intermediate Parent and the Intermediate Parent shall procure that the Borrower shall not incur, or allow to subsist, any Financial Indebtedness between it and any other members of the Group


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                  or enter into any agreement or arrangement whereby it is
                  entitled to incur, create or allow to subsist any such Financial Indebtedness other than Financial Indebtedness owed (a) in the case of the Intermediate Parent, by it to the Parent and (b) in the case of the Borrower, by it to the Intermediate Parent.

         18.20.3 The Parent and Intermediate Parent shall procure that the only Financial Indebtedness outstanding between the Parent and the Intermediate Parent is Subordinated Debt and/or Assigned Debt and/or Excluded Debt.

         18.20.4 The Intermediate Parent and the Borrower shall procure that the only Financial Indebtedness outstanding between the Intermediate Parent and the Borrower is Subordinated Debt and (to the extent that the Intermediate Parent Inter-Company Loan Assignment has been assigned to the Security Trustee pursuant to Clause 11 (Assignment of NTL UK Inter-Company Loan Assignment) of the Intercreditor Agreement at the relevant time) Assigned Debt.

18.21    Restricted Payments

         No Covenant Group Obligor shall and each Covenant Group Obligor shall procure that no member of the UK Group shall make any Restricted Payment other than Permitted Payments.

18.22    Acquisitions and Investments

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, (a) purchase, subscribe for or otherwise acquire any shares (or other securities or any interest therein) in, or incorporate, any other company or agree to do any of the foregoing, or (b) purchase or otherwise acquire (other than in the ordinary course of business) any assets or revenues or any business or interest therein or agree to do so, save for (and for agreements relating to):

         18.22.1 any investment or acquisition of assets contemplated in the Updated Business Plan provided that the aggregate value of all such acquisitions and investments shall not exceed (pound)25,000,000 (or its equivalent in other currencies);

         18.22.2  Permitted Investments; and

         18.22.3  Permitted Acquisitions.

18.23    Mergers

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, enter into any merger or consolidation with any other person save for, respectively, another member of the UK Group (in the case of a member of the UK Group). The Parent shall not enter into any merger or consolidation with any other person if the validity, perfection or priority of the Security would be adversely impaired as a result thereof.

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18.24    Change of Business

         Save as contemplated in the Updated Business Plan (and provided that nothing in this Clause 18.24 shall prevent a member of the Covenant Group from making any investment or disposal which is otherwise permitted under this Agreement) no Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, enter into any type of business sector which would result in a change in the business focus of the Covenant Group taken as a whole from its business focus as at the Execution Date.

18.25    Shares

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, without the prior written consent of an Instructing Group, alter any rights attaching to its issued shares if those shares are subject to the Security and such an alteration would be reasonably likely to prejudice to value of, or the ability of the Security Trustee to realise the security over those shares.

18.26    Transactions with Affiliates

         18.26.1 No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, enter into any transaction with an affiliate of such Covenant Group Obligor or, as the case may be, member of the UK Group other than:

                  (a) transactions disclosed in writing to, and approved by, the Agent prior to the Restatement Amendment Effective Time;

                  (b) transactions in respect of either Subordinated Funding or Parent Funding;

                  (c)     transactions:

                          (i) between members of the Group incorporated in the United Kingdom (other than transactions which are otherwise prohibited by this Agreement or the Senior Bank Credit Agreement);

                          (ii) between members of the Group incorporated in the United States of America (other than transactions which are otherwise prohibited by this Agreement or by the Senior Bank Credit Agreement);

                          (iii)    not falling within sub-paragraphs (i) or
                                   (ii) of this Clause 18.26.1(c), between
                                   members of the Group where such are
                                   otherwise permitted by this Agreement or by the Senior Bank Credit Agreement;

                  (d) transactions in the ordinary course of business and either on no worse than arms' length terms or, where there is no available market by which to assess whether such a transaction is on no worse than arms'


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                          length terms, on terms such that the transaction is
                          financially fair to the relevant Covenant Group Obligor or, as the case may be, member of the UK Group;

                  (e) transactions to effect either an Asset Passthrough or a Funding Passthrough;

                  (f) insurance arrangements entered into in the ordinary course of business with the Captive Insurance Company;

                  (g) tax sharing arrangements and agreements to surrender tax losses provided that any such new arrangement or agreement entered into after the Restatement Amendment Effective Time is disclosed to the Agent on or prior to being entered into;

                  (h) transactions relating to the provision of Intra-Group Services;

                  (i) transactions with Cable & Wireless and its subsidiaries in relation to the Transaction Agreement;

                  (j) transactions relating to Excess Capacity Network Services provided that the price payable by any affiliates in relation to such Excess Capacity Network Services is no less than the cost incurred by the relevant Covenant Group Obligor or as the case may be, member of the UK Group in providing such Excess Capacity Network Services;

                  (k) transactions constituted by loans or investments in any UK Group Excluded Subsidiary where such are otherwise permitted under this Agreement and by the Senior Bank Credit Agreement;

                  (l) transactions either on terms and conditions (including, without limitation, as to any fees payable in connection with such transactions) not substantially less favourable to the relevant Covenant Group Obligor or, as the case may be, member of the UK Group than would be obtainable at such time in comparable arm's length transactions with an entity which is not an affiliate or, where there is no comparable arm's length transaction by which to assess whether such a transaction is on terms and conditions not substantially less favourable to the relevant Covenant Group Obligor or, as the case may be, member of the UK Group, on such terms and conditions (including, without limitation, as to any fees payable in connection with such transaction) such that the transaction is financially fair to the relevant Covenant Group Obligor or, as the case may be, member of the UK Group; and

                  (m) any transaction relating to or in connection with the purchase or refinancing of the (pound)90 million note currently constituting the NTL Delaware Subordinated Debt provided that any refinancing thereof from time to time shall not exceed (pound)90 million together with accrued interest (or its equivalent in other currencies).

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         18.26.2  The Borrower shall ensure that each Compliance Certificate delivered pursuant to Clause 16.5 (Compliance Certificates) has attached thereto:

                  (a) a schedule in the form, or substantially in the form, agreed between the Borrower and the Reporting Accountants prior to the Restatement Amendment Effective Time setting out: -

                          (i) details of the outstanding debit and credit balances (as at the last day of the Financial Quarter to which such Compliance Certificate relates) in respect of each Affiliate for which an Affiliate Transaction has been notified to the Agent as a condition precedent to the Restatement Amendment Effective Time or which has been notified to the Agent in the attachment to any Compliance Certificate previously delivered to the Agent (other than transactions between the Intermediate Parent and/or any Obligors (as defined in the Senior Bank Credit Agreement) and transactions under the agency arrangements which have been notified to the Agent as a condition precedent to the Restatement Amendment Effective Time or from time to time thereafter in accordance with paragraph (b) of this sub-clause 18.26.2); and

                          (ii)     details of the monthly movements of
                                   material debits and credits for each
                                   Affiliate Transaction in respect of each Affiliate referred to at paragraph (i) above during such Financial Quarter,

                          provided that in respect of NTL (South
                          Hertfordshire) Limited, this requirement will be satisfied by the delivery of the relevant 10-Q or 10-K for South Hertfordshire United Kingdom Fund, Ltd as soon as reasonably practicable after the same (and not with delivery of the relevant Compliance Certificate) is available;

                  (b) a schedule (prepared on a best efforts basis) listing all Affiliate Transactions with a monetary value equal to or greater than(pound)1,000,000 per annum (other than transactions between the Intermediate Parent and/or any Obligors (as defined in the Senior Bank Credit Agreement) and transactions under the agency arrangements which have been notified to the Agent as a condition precedent to the Restatement Amendment Effective Time or from time to time thereafter in accordance with this paragraph (b)) and details of the accession of any new principal (other than an Obligor (as defined in the Senior Bank Credit Agreement)) to the agency agreements which were notified to the Agent as a condition precedent to the Restatement Amendment Effective Time, in each case, which have not previously been notified to the Agent; and

                  (c) a list (prepared on a best efforts basis) of all affiliates which had no trading activity or financing arrangements with any member of the UK Group over the relevant Financial Quarter or written confirmation that there has been no change from the list previously delivered to the Agent under this paragraph (c).

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18.27    Change in Financial Year

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, change the end of its financial year, other than as agreed by an Instructing Group, acting reasonably or so as to ensure that the financial year of each member of the UK Group ends on the same date as the financial year of the Borrower.

18.28    Revised Group Structure

         If the Borrower becomes aware of any material inaccuracy in the corporate structure as set out in either the Group Structure Chart delivered to the Agent under the Restatement Amendment Agreement as a condition precedent to the Restatement Amendment Effective Time or any Group Structure Chart delivered to the Agent pursuant to this Clause 18.28, it will deliver to the Agent as soon as reasonably practicable thereafter a revised group structure chart insofar as it relates to the position within the Group of New NTL, the Parent and the corporate structure of the Covenant Group which is true, complete and accurate.

18.29    Issuance of Capital Stock

         The Parent shall procure that no capital stock of the Borrower or any Guarantor (other than New NTL or the Parent) is held by any person which is not a wholly-owned subsidiary of New NTL or a Guarantor which is either party to this Agreement at the Restatement Amendment Effective Time or has become a Guarantor pursuant to Clause 37 (Accession of Guarantors) and all the requirements set forth on
         Schedule 8 (Additional Conditions Precedent) with respect thereto have been satisfied.

18.30    Restrictions on Payments

         No Covenant Group Obligor shall, and each Covenant Group Obligor shall procure that no member of the UK Group shall, enter into any restrictions on the ability of any member of the UK Group to pay dividends, to make loans to, repay or prepay loans made by, or transfer assets to, the Borrower or any other member of the UK Group, except for: -

         18.30.1 the restrictions set forth in the Senior Bank Credit Agreement as in effect at the Restatement Amendment Effective Time or in the intra-group loan assignments entered into by the Borrower pursuant to the Senior Bank Credit Agreement;

         18.30.2 the restrictions set forth in the New NTL Exit Facility Agreements as in effect on the Plan Effective Date or equivalent or less onerous provisions contained in any agreement relating to the Permitted Refinancing of the New NTL Exit Facility;

         18.30.3 restrictions entered into in connection with the incurrence of Financial Indebtedness incurred pursuant to clause (e) of the definition of Permitted Indebtedness provided that such restrictions are no more restrictive than those set forth in the Senior Bank Credit Agreement as in effect at the Restatement Amendment Effective Time;

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         18.30.4  restrictions imposed by applicable law;

         18.30.5 restrictions set forth in any agreement constituting or regulating any Permitted Encumbrance with respect to the transfer of any asset which is the subject of such Permitted Encumbrance;

         18.30.6 customary non assignment provisions in leases entered into in the ordinary course of business and consistent with past practice; and

         18.30.7 customary non-assignment provisions contained in documents with respect to the rights conferred by those documents to the extent that any such non-assignment provision does not constitute a restriction on the ability of any member of the UK Group to pay dividends, make loans or repay or prepay loans made by the Borrower or any member of the UK Group.

18.31    Investments in the UK Group

         The Borrower shall procure that notwithstanding anything to the contrary set forth in this Agreement all investments by the Borrower in the UK Group will be in the form of loans (except that to the extent that the Borrower determines in good faith that it is tax efficient to make such investments in the form of equity or capital contribution, and the outstanding principal amount of inter-company loans made by the Borrower is at no time less than (pound)1,300,000,000 (or, if less, the outstanding principal amount of the Loan) such investments may be in the form of equity or capital contributions).

18.32    Maintenance of Corporate Separateness

         The Parent (x) will, and will procure that each other Guarantor and the Borrower satisfies customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of corporate offices and records; and (y) will not take any action, or conduct its affairs in a manner, which could result in the corporate existence of any such person being ignored, or in the assets and liabilities of any such person being substantively consolidated with those of any other such person in a bankruptcy, reorganization or other insolvency proceeding.

18.33    Cancellation of Subordinated Debt

         The Parent shall not cancel, write-off or otherwise forgive all or any part of any loans made to the Intermediate Parent (being Subordinated Debt), without the prior written consent of the Agent, if such cancellation, write-off or other forgiveness might reasonably be expected to give rise to material tax liabilities for the UK Group taken as a whole, which cannot be sheltered by the net operating losses of the Group available at the time of such cancellation, write off or forgiveness.

18.34    Post Plan Effective Date Investigations and Reports

         18.34.1. The Borrower undertakes to instruct Sullivan & Cromwell LLC ("S&C") and Deloitte & Touche LLC ("D&T") to investigate as soon as reasonably practicable after the Plan Effective Date a sample of the UK Group's internal controls including, without limitation, the internal controls relating to the procuring and monitoring of outsourcing arrangements (including in

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                  relation to the Profectus Contracts (as defined in S&C's
                  written report dated 18 December 2002 which has been delivered to the Agent) and the Group's information technology services contracts with IBM) and to prepare a written report within 3 months of the execution of the engagement letters with S&C and D&T (or such longer period as may reasonably required in order to complete the relevant investigation). The division of the work between S&C and D&T will reflect their respective expertise. S&C and D&T shall be instructed to detail in the written report the results of such investigation and to recommend any steps to be taken to remedy any material deficiencies in internal controls identified. S&C and D&T shall be instructed by the Borrower to include the Banks as addressees of the written report but only on the basis that neither S&C nor D&T shall have any liability to any of the Banks. The Borrower shall pay all reasonable fees and expenses incurred by S&C and D&T in making such investigation and preparing such written report. The Borrower shall provide S&C and D&T with such access to the books and records and personnel of the Group as may reasonably be required for the purposes of such investigation and written report. S&C and D&T shall be entitled to instruct such third party experts as they may reasonably require to assist them in the investigation and preparation of the written report.

         18.34.2. If the written report referred to at sub-clause 18.34.1 of this Clause 18.34 recommends any proposals to be taken by the UK Group to remedy any material deficiencies in internal controls relating to outsourcing arrangements, the Borrower agrees, after consultation with the Agent, S&C and D&T, to adopt such proposals as are considered reasonably commercially practicable as soon as reasonably practicable after the conclusion of such consultation provided that the adoption of such proposals are subject to final approval by the board of directors of New NTL acting reasonably in its exercise of its fiduciary duties.


         18.34.3. If the written report referred to at sub-clause 18.34.1 of this Clause 18.34 recommends any proposals to be taken by the UK Group to remedy any material deficiencies in internal controls relating to non-outsourcing arrangements, the Borrower agrees to consider such proposals as soon as reasonably practicable after publication of the report, subject to approval of such proposals by the board of directors of New NTL.

19.      EVENTS OF DEFAULT

         Each of Clause 19.1 (Failure to Pay) to Clause 19.15 (Material Adverse Change) describes circumstances which constitute an Event of Default for the purposes of this Agreement. Clause 19.16 (Acceleration and Cancellation) and Clause 19.17 (Advances Due on Demand) deal with the rights of the Agent and the Banks after the occurrence of an Event of Default.

19.1     Failure to Pay

         Any of the Obligors fails to pay any sum due from it under any of the Finance Documents to which it is a party at the time, in the currency and in the manner specified therein unless:

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         19.1.1   the sum is of a principal amount which was not paid as a
                  result of a technical error or failure in the transmission of funds and that payment is then received by the Agent within one Business Day of the due date;

         19.1.2 the sum is of an amount of interest and that payment is then received by the Agent within three Business Days of the due date; or

         19.1.3 the sum is of an amount other than principal or interest and that payment is then received by the Agent within five Business Days of the due date.

19.2     Misrepresentation

         Any representation or statement made or repeated at any time whatsoever by any Obligor in any of the Finance Documents or in any notice or other document or certificate delivered by it pursuant thereto or in connection therewith is or proves to have been incorrect or misleading in any material respect when made or deemed to be made and the circumstances giving rise to such inaccuracy, if capable of remedy or change, are not remedied or do not change, such that the relevant representation or statement would be correct and not misleading if repeated five Business Days after the earlier of
         (a) it being notified by the Agent to New NTL and the Borrower in all other cases, as having been made inaccurately and (b) the relevant Obligor becoming aware of such inaccuracy.

19.3     Specific Covenants

         Any of the Obligors fails to comply with any of its obligations under Clause 16 (Financial Information) or Clause 18 (Covenants). No Event of Default under this Clause 19.3 shall occur in relation to:

         19.3.1 Clause 16.1 (Annual Statements) to Clause 16.10 (Other Financial Information), Clause 16.12 (General Information) or Clause 16.13 (Litigation and Government or Regulatory Enquiry), if the failure to comply with such is remedied within five Business Days of the Agent giving notice thereof to the Borrower; and

         19.3.2 Clause 18 (Covenants), if the failure to comply with such is capable of remedy and is remedied within five Business Days of the date on which an Obligor became aware of such failure to comply provided that a breach of any of the obligations under Clause 18.2 (Claims Pari Passu), Clause 18.3 (Maintenance and Legal Validity), Clause 18.8 (Conduct Business in Accordance with Licences), Clause 18.17 (Negative Pledge), Clause 18.18 (Loans and Guarantees), Clause 18.19 (Disposals), Clause 18.21 (Restricted Payments), Clause 18.22 (Acquisitions and Investments), Clause 18.23 (Mergers), Clause 18.26 (Transactions with Affiliates) and Clause 18.33 (Cancellation of Subordinated
                  Debt) shall immediately give rise to an Event of Default.

19.4     Other Obligations

         Any of the Obligors fails duly to perform or comply with any other obligation expressed to be assumed by it in any of the Finance Documents and such failure is not remedied within thirty days after the Agent has given notice thereof to the Borrower.

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19.5     Financial Condition

         At any time any of the requirements of Clause 17.1 (UK Group Financial Condition) or Clause 17.2 (Group Financial Condition) is not satisfied.

19.6     Cross Default

         Any:

         19.6.1 Financial Indebtedness of any member of the Covenant Group is not paid when due and payable (after taking account of any applicable grace period) or, if payable on demand (after taking account of any applicable grace period), is not paid on demand;

         19.6.2 Financial Indebtedness of any member of the Covenant Group is declared to be or otherwise becomes due and payable prior to its specified maturity by reason of a default by the relevant member of the Covenant Group (after taking account of any applicable grace period);

         19.6.3 commitment for any Financial Indebtedness of any member of the Covenant Group is cancelled or suspended by reason of a default by the relevant member of the Covenant Group; or

         19.6.4 holder or holders, creditor or creditors of any member of the Parent Covenant Group becomes entitled to declare any Specified Financial Indebtedness of such member of the Parent Covenant Group due and payable prior to its specified maturity by reason of default by the relevant member of the Parent Covenant Group after taking account of any applicable grace period, save that (x) this Clause 19.6 shall not apply to any Financial Indebtedness of any Obligor or of any other member of the Covenant Group or the Parent Covenant Group (as the case may be) where such Financial Indebtedness or demand in relation thereto (a) is cash collateralised and such cash is available for application in satisfaction of such Financial Indebtedness, (b) is being contested in good faith by appropriate action or (c) when aggregated with all such Financial Indebtedness of the Covenant Group or the Parent Covenant Group (as the case may be) does not exceed an aggregate of (pound)20,000,000 (or its equivalent in other currencies) and (y) for the avoidance of doubt, an Event of Default shall not occur under sub-clause 19.6.4 of this Clause 19.6 by reason of the occurrence of an event described therein in respect of the Financial Indebtedness of a member of the UK Group (including, without limitation, Financial Indebtedness under the Senior Bank Credit Agreement).

19.7     Insolvency and Rescheduling

         Any Obligor or any member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement):

         19.7.1   is unable to pay its debts as they fall due;

         19.7.2 commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness (other than as

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                  part of a solvent reorganisation of an Obligor or a member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group);

         19.7.3 makes a general assignment for the benefit of or a composition with its creditors; or

         19.7.4 has a moratorium declared in respect of any of its indebtedness.

19.8     Winding-up

         Any Obligor or any member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) takes any corporate action or other steps are taken or legal proceedings are started and served for its winding-up, dissolution, administration or re-organisation whether by way of voluntary arrangement, scheme of arrangement or otherwise or for the appointment of a liquidator, receiver, administrator, administrative receiver, conservator, custodian, trustee or similar officer of it or of its revenues and assets provided that it shall not constitute an Event of Default if:

         19.8.1 such action, steps or proceedings relate to a liquidation or re-organisation of a member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) (other than the Borrower) on terms which have been approved in writing by the Agent, acting on the instructions of an Instructing Group; or

         19.8.2 such action, steps or proceedings (a) are frivolous or vexatious, (b) do not relate to the appointment of an administrator (or its equivalent in any other jurisdiction) and (c) are contested in good faith by appropriate legal action and are stayed or discharged within thirty days of their commencement.

19.9     Execution or Distress

         Any execution or distress is levied against, or an encumbrancer takes possession of, the whole or any part of, the property, undertaking or assets of any Obligor or any member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement), where:

         19.9.1 the aggregate value of such assets exceeds(pound)250,000 (or its equivalent in other currencies); and

         19.9.2 such execution, distress or possession is not discharged within thirty days.

19.10    Analogous Events

         Any event occurs which under the laws of any jurisdiction has a similar or analogous effect to any of those events mentioned in Clause 19.7 (Insolvency and Rescheduling), Clause 19.8 (Winding-up) or Clause 19.9 (Execution or Distress).

19.11    Governmental Intervention

         By or under the authority of any government, (a) the management of any Covenant Group Obligor or any member of the UK Group which is an Obligor (as defined in the

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         Senior Bank Credit Agreement) is wholly or partially displaced or the authority of any Covenant Group Obligor or any member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) in the conduct of a material part of its business is wholly or partially curtailed or (b) all or a majority of the issued shares of any Covenant Group Obligor or any member of the UK Group which is an Obligor (as defined in the Senior Bank Credit Agreement) or the whole or any substantial part of its revenues or assets is seized, nationalised, expropriated or compulsorily acquired, in each case where such is not remedied to the satisfaction of the Agent within thirty days of the relevant event occurring.

19.12    Repudiation

         19.12.1  Any Obligor repudiates any of the Finance Documents; or

         19.12.2 the security intended to be created by, or the subordination effected under, the Finance Documents is not or ceases to be legal and valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to New NTL and the Borrower and (b) the date on which the relevant Obligor becomes aware of such event) binding and enforceable.

19.13    Illegality

         At any time it is or becomes unlawful for any of the Obligors to perform or comply with any or all of its obligations under any of the Finance Documents to which it is a party or any of the obligations of any of the Obligors thereunder are not or cease to be legal, valid and (except as contemplated by the Reservations or, if capable of remedy, such as is remedied within five Business Days of the earlier of (a) notice of the relevant event by the Agent to New NTL and the Borrower and (b) the date on which the relevant Obligor becomes aware of such event) binding and enforceable.

19.14    Asset Adjustment Payments and Transfers of Assets

         If:

         19.14.1 following a member of the UK Group having made an Asset Adjustment Payment within paragraph (a) of the definition thereof, an amount equal to such Asset Adjustment Payment (including for the avoidance of doubt, any amount in respect of VAT) is not (in accordance with the other terms of this Agreement) reimbursed to that member of the UK Group by Cable & Wireless on or before the date which is thirty Business Days after the date on which such Asset Adjustment Payment was made; or

         19.14.2 following a member of the UK Group having made an Asset Adjustment Payment within paragraph (c) of the definition thereof:

                  (a) the relevant member of the UK Group has not made a claim for credit or repayment from HM Customs & Excise in an amount equal to such Asset Adjustment Payment on or before the date which is thirty-one days after the last day of the Prescribed Accounting Period during which the supply to which such Asset Adjustment Payment

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                          relates is treated as taking place for the purposes
                          of Section 6 of the VAT Act; or

                  (b) the relevant member of the UK Group has not received a credit or repayment from HM Customs & Excise in an amount equal to, and in respect of, such Asset Adjustment Payment on or before the date which is thirty Business Days after the date on which the relevant member of the UK Group made a claim for credit or repayment from HM Customs & Excise in respect of such Asset Adjustment Payment in accordance with paragraph (a) of this sub-clause
                          19.14.2. For the purposes of this sub-clause 19.14.2 of this Clause 19.14, references to the relevant member of the UK Group shall, unless the context requires otherwise, be deemed at any time when such relevant member is a member of a group for the purposes of Sections 43 and 43C of the VAT Act, to include a reference to the representative member of such group. For the purposes of this paragraph (b), the relevant member of the UK Group shall be deemed to have received a credit or repayment from HM Customs & Excise in respect of a claim (y) where the claim is satisfied by way of credit only, on the date on which the relevant member of the UK Group submits a VAT return to HM Customs & Excise claiming the relevant credit and (z) where the claim is satisfied by way of repayment only or by way of both credit and repayment, on the date on which the relevant member of the UK Group receives the relevant repayment from HM Customs & Excise; or

         19.14.3 following a transfer of assets from a member of the UK Group to a company carrying on the CWC DataCo Business referred to in paragraph (d) of the definition of Asset Adjustment Payments, New NTL has not, on or before the date which is thirty Business Days after the date on which the transfer of assets referred to at paragraph (d) of the definition of Asset Adjustment Payments was made, paid to the member of the UK Group an amount equal to the full market value (exclusive of any amount in respect of VAT) of the asset transferred; or

         19.14.4 following a transfer of assets from a member of the UK Group to a company carrying on the CWC DataCo Business where no consideration is paid by the company carrying on the CWC DataCo Business to the member of the UK Group in connection with the transfer of such assets in accordance with the Transaction Agreement, New NTL has not in accordance with the description of the relevant reimbursement payment set out in the Asset Adjustment Payments Memorandum, on or before the date which is thirty Business Days after the date on which the transfer of assets was made, paid to the member of the UK Group an amount equal to the full market value (if any) (including any amount in respect of VAT) of the assets transferred;

         provided that, the aggregate amount of Asset Adjustment Payments referred to at paragraphs (a) and (b) of sub-clause 19.14.2 of this Clause 19.14 and amounts referred to at sub-clauses 19.14.1, 19.14.3 and 19.14.4 of this Clause 19.14 exceeds (pound)10,000,000 in aggregate (or its equivalent in other currencies).

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19.15    Material Adverse Change

         Any event or circumstance which would have a Material Adverse Effect occurs.

19.16    Acceleration and Cancellation

         Upon the occurrence of an Event of Default at any time thereafter whilst such event is continuing, the Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the Borrower:

         19.16.1 declare the Advances to be immediately due and payable (whereupon the same shall become so payable together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or declare the Advances to be due and payable on demand of the Agent; and/or

         19.16.2 exercise or direct the Security Trustee to exercise (on its own behalf and on behalf of the Banks) all rights and remedies of a mortgagee or a secured party at such time and (without limitation), subject to the Security Documents and to the extent permitted by applicable law, (a) foreclose on any or all of the assets subject to the Security by any available judicial procedure, (b) take possession of any or all of the assets subject to the Security and the books and records relating thereto, with or without judicial process and/or (c) enter any premises where any assets subject to the Security, or any books and records relating thereto, are located and take possession of and remove the same therefrom.

19.17    Advances Due on Demand

         If, pursuant to Clause 19.16 (Acceleration and Cancellation), the Agent declares the Advances to be due and payable on demand of the Agent, then, and at any time thereafter, the Agent may (and, if so instructed by an Instructing Group, shall) by written notice to the
         Borrower:

         19.17.1 require repayment of the Advances on such date as it may specify in such notice (whereupon the same shall become due and payable on such date together with accrued interest thereon and any other sums then owed by the Borrower hereunder) or withdraw its declaration with effect from such date as it may specify in such notice;

         19.17.2 select as the duration of any Interest Period which begins whilst such declaration remains in effect a period of six months or less; and/or.

         19.17.3 exercise or direct the Security Trustee to exercise (on its own behalf and on behalf of the Banks) all rights and remedies of a secured party in accordance with sub-clause
                  19.16.3 of Clause 19.16 (Acceleration and Cancellation).

20.      GUARANTEE AND INDEMNITY

20.1     Guarantee and Indemnity

         Each of the Guarantors irrevocably and unconditionally jointly and severally:

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         20.1.1   guarantees to each Finance Party the due and punctual
                  observance and performance of all the terms, conditions and covenants on the part of the Borrower contained in the Finance Documents and agrees to pay from time to time on demand any and every sum or sums of money which the Borrower is at any time liable to pay to any Finance Party under or pursuant to the Finance Documents and which has become due and payable but has not been paid at the time such demand is made; and

         20.1.2 agrees as a primary obligation to indemnify each Finance Party from time to time on demand from and against any loss incurred by any Finance Party as a result of any of the obligations of the Borrower under or pursuant to the Finance Documents being or becoming void, voidable, unenforceable or ineffective as against the Borrower for any reason whatsoever, whether or not known to any Finance Party or any other person, the amount of such loss being the amount which the person or persons suffering it would otherwise have been entitled to recover from the Borrower.

20.2     Additional Security

         The obligations of each Guarantor herein contained shall be in addition to and independent of every other security which any Finance Party may at any time hold in respect of any of any Obligor's obligations under the Finance Documents.

20.3     Continuing Obligations

         The obligations of each Guarantor herein contained shall constitute and be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the obligations of the Borrower under the Finance Documents and shall continue in full force and effect until final payment in full of all amounts owing by the Borrower under the Finance Documents and total satisfaction of all the Borrower's actual and contingent obligations under the Finance Documents.

20.4     Obligations not Discharged

         Neither the obligations of each Guarantor herein contained nor the rights, powers and remedies conferred in respect of each Guarantor upon any Finance Party by the Finance Documents or by law shall be discharged, impaired or otherwise affected by:

         20.4.1 the winding-up, dissolution, administration or re-organisation of any Obligor or any other person or any change in its status, function, control or ownership;

         20.4.2 any of the obligations of any Obligor or any other person under the Finance Documents or under any other security taken in respect of any of its obligations under the Finance Documents being or becoming illegal, invalid, unenforceable or ineffective in any respect;

         20.4.3 time or other indulgence being granted or agreed to be granted to any Obligor or any other person in respect of its obligations under the Finance Documents or under any such other security;

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         20.4.4   any amendment to, or any variation, waiver or release of,
                  any obligation of any Obligor or any other person under the Finance Documents or under any such other security;

         20.4.5 any failure to take, or fully to take, any security contemplated hereby or otherwise agreed to be taken in respect of any Obligor's obligations under the Finance Documents;

         20.4.6 any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of any Obligor's obligations under the Finance Documents; or

         20.4.7 any other act, event or omission which, but for this Clause 20.4, might operate to discharge, impair or otherwise affect any of the obligations of each Guarantor herein contained or any of the rights, powers or remedies conferred upon any of the Finance Parties by the Finance Documents or by law.

20.5     Settlement Conditional

         Any settlement or discharge between a Guarantor and any of the Finance Parties shall be conditional upon no security or payment to any Finance Party by an Obligor or any other person on behalf of an Obligor being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, each Finance Party shall be entitled to recover the value or amount of such security or payment from such Guarantor subsequently as if such settlement or discharge had not occurred.

20.6     Exercise of Rights

         No Finance Party shall be obliged before exercising any of the rights, powers or remedies conferred upon them in respect of any Guarantor by the Finance Documents or by law:

         20.6.1 to make any demand of any Obligor (save where such demand is expressly required by the terms of the Finance Documents);

         20.6.2 to take any action or obtain judgment in any court against any Obligor;

         20.6.3 to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

         20.6.4 to enforce or seek to enforce any other security taken in respect of any of the obligations of any Obligor under the Finance Documents.

20.7     Deferral of Guarantors' Rights

         Until all amounts which may be or become payable by the Borrower under or in connection with the Finance Documents have been irrevocably paid in full and unless the Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

         20.7.1   to be indemnified by an Obligor; and/or

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         20.7.2   to claim any contribution from any other guarantor of any
                  obligations of the Borrower under the Finance Documents;
                  and/or

         20.7.3 to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party, provided that, notwithstanding the foregoing provisions of this Clause 20.7, no Guarantor may exercise any rights as aforesaid if any Security over the shares in any Guarantor has been enforced.

20.8     Appropriations

         Until all amounts which may be or become payable by the Borrower under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

         20.8.1 refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

         20.8.2 hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this Clause 20 (Guarantee and Indemnity).

21.      AGENCY FEES

21.1     Agency Fees

         The Borrower shall pay to the Agent for its own account the agency fees specified in the letter dated [o] December 2002 from the Agent to the Borrower at the times and in the amounts specified in such letter.

22.      COSTS AND EXPENSES

22.1     Transaction Expenses

         The Borrower shall, from time to time on demand of the Agent, reimburse each of the Agent and the Arrangers for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by it in connection with the negotiation, preparation and execution of the Finance Documents, any other document referred to in the Finance Documents and the completion of the transactions therein contemplated.

22.2     Preservation and Enforcement of Rights

         The Borrower shall, from time to time on demand of the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT thereon incurred in or in connection with the preservation and/or enforcement of any of the rights of the Finance Parties under the Finance


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         Documents and any document referred to in the Finance Documents
         (including, without limitation, any costs and expenses reasonably incurred in relation to any investigation as to whether or not an Event of Default might have occurred or is likely to occur or any steps necessary or desirable in connection with any proposal for remedying or otherwise resolving an Event of Default or Potential Event of Default).

22.3     Stamp Taxes

         The Borrower shall pay all stamp, registration and other taxes to which the Finance Documents or any judgment given in connection therewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Finance Parties against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

22.4     Amendment Costs

         If an Obligor requests any amendment, waiver or consent then the Borrower shall, within five Business Days of demand by the Agent, reimburse the Finance Parties for all costs and expenses (including legal fees) together with any VAT thereon reasonably incurred by such person in responding to or complying with such request.

22.5     Banks' Liabilities for Costs

         If the Borrower fails to perform any of its obligations under this Clause 22 (Costs and Expenses), each Bank shall, in its Proportion, indemnify each of the Agent and the Arrangers against any loss incurred by any of them as a result of such failure.

23.      DEFAULT INTEREST AND BREAK COSTS

23.1     Default Interest Periods

         If any sum due and payable by an Obligor hereunder is not paid on the due date therefor in accordance with Clause 26 (Payments) or if any sum due and payable by an Obligor under any judgment of any court in connection herewith is not paid on the date of such judgment, the period beginning on such due date or, as the case may be, the date of such judgment and ending on the date upon which the obligation of such Obligor to pay such sum is discharged shall be divided into successive periods, each of which (other than the first) shall start on the last day of the preceding such period and the duration of each of which shall (except as otherwise provided in this Clause 23 (Default Interest and Break Costs)) be selected by the Agent.

23.2     Default Interest

         An Unpaid Sum shall bear interest during each Interest Period in respect thereof at the rate per annum which is one per cent. per annum above the percentage rate which would apply if such Unpaid Sum had been an Advance in the amount and currency of such Unpaid Sum and for the same Interest Period, provided that if such Unpaid Sum relates to an Advance which became due and payable on a day other than the last day of an Interest Period relating thereto:

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         23.2.1   the first Interest Period applicable to such Unpaid Sum
                  shall be of a duration equal to the unexpired portion of the current Interest Period relating to that Advance; and

         23.2.2 the percentage rate of interest applicable thereto from time to time during such period shall be that which exceeds by one per cent. the rate which would have been applicable to it had it not so fallen due.

23.3     Payment of Default Interest

         Any interest which shall have accrued under Clause 23.2 (Default Interest) in respect of an Unpaid Sum shall be due and payable and shall be paid by the Obligor owing such Unpaid Sum on the last day of its Interest Period in respect thereof or on such other dates as the Agent may specify by notice to such Obligor.

23.4     Break Costs

         If any Bank or the Agent on its behalf receives or recovers all or any part of such Bank's share of an Advance or Unpaid Sum otherwise than on the last day of the Interest Period relating thereto, the Borrower shall pay to the Agent on demand for account of such Bank an amount equal to the amount (if any) by which (a) the additional interest which would have been payable on the amount so received or recovered had it been received or recovered on the last day of that Interest Period exceeds (b) the amount of interest which in the opinion of the Agent would have been payable to the Agent on the last day of that Interest Period in respect of a deposit in the currency of the amount so received or recovered equal to the amount so received or recovered placed by it with a prime bank in London for a period starting on the Business Day following the date of such receipt or recovery and ending on the last day of that Interest Period.

24.      BORROWER'S INDEMNITIES

24.1     Borrower's Indemnity

         The Borrower undertakes to indemnify:

         24.1.1 each Finance Party against any cost, claim, loss, expense (including legal fees) or liability together with any VAT thereon, which it may sustain or incur as a consequence of the occurrence of any Event of Default or any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;

         24.1.2 each Bank against any cost or loss it may suffer under Clause 22.5 (Banks' Liabilities for Costs) or Clause 29.6 (Indemnification); and

         24.1.3 each Bank against any cost or loss it may suffer or incur as a result of its funding or making arrangements to fund its portion of an Advance requested by the Borrower but not made by reason of the operation of any one or more of the provisions hereof.

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24.2     Currency Indemnity

         If any sum (a "Sum") due from an Obligor under the Finance Documents or any order or judgment given or made in relation thereto has to be converted from the currency (the "First Currency") in which such Sum is payable into another currency (the "Second Currency") for the purpose of:

         24.2.1   making or filing a claim or proof against such Obligor;

         24.2.2 obtaining or enforcing an order or judgment in any court or other tribunal,

         the Borrower shall indemnify each person to whom such Sum is due from and against any loss suffered or incurred as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert such Sum from the First Currency into the Second Currency and
         (b) the rate or rates of exchange available to such person at the time of receipt of such Sum.

25.      CURRENCY OF ACCOUNT AND PAYMENT

         Sterling is the currency of account and payment for each and every sum at any time due from an Obligor hereunder, provided that:

         25.1.1 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

         25.1.2   each payment pursuant to Clause 10.2 (Tax Indemnity), Clause
                  12.1 (Increased Costs) or Clause 24 (Borrowers Indemnities) shall be made in the currency specified by the party claiming thereunder.

26.      PAYMENTS

26.1     Notification of Payments

         Without prejudice to the liability of each party hereto promptly to pay each amount owing by it hereunder on the due date therefor, whenever a payment is expected to be made by any of the parties hereto, the Agent shall, at least two Business Days prior to the expected date for such payment, notify all the parties hereto of the amount, currency and timing of such payment and the identity of the party liable to make such payment.

26.2     Payments to the Agent

         On each date on which this Agreement requires an amount to be paid by an Obligor or a Bank, such Obligor or, as the case may be, such Bank shall make the same available to the Agent for value on the due date at such time and in such funds and to such account with such bank as the Agent shall (acting reasonably) specify from time to time.

26.3     Payments by the Agent

         26.3.1 Save as otherwise provided herein, each payment received by the Agent pursuant to Clause 26.2 (Payments to the Agent) shall:

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                  (a)     in the case of a payment received for the account of
                          the Borrower, be made available by the Agent to the Borrower by application:

                          (i) first, in or towards payment on the same day of any amount then due from the Borrower hereunder to the person from whom the amount was so received; and

                          (ii) secondly, in or towards payment on the same day to the account of the Borrower with such bank in London as the Borrower shall have previously notified to the Agent for this purpose; and

                  (b) in the case of any other payment, be made available by the Agent to the person entitled to receive such payment in accordance with this Agreement (in the case of a Bank, for the account of its Facility Office) for value the same day by transfer to such account of such person with such bank in London as such person shall have previously notified to the Agent.

26.3.2 A payment will be deemed to have been made by the Agent on the date on which it is required to be made under this Agreement if the Agent has, on or before that date, taken steps to make that payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent in order to make the payment.

26.4     No Set-off

         All payments required to be made by an Obligor hereunder shall be calculated without reference to any set-off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim.

26.5     Clawback

         Where a sum is to be paid hereunder to the Agent for account of another person, the Agent shall not be obliged to make the same available to that other person until it has been able to establish to its satisfaction that it has actually received such sum, but if it does so and it proves to be the case that it had not actually received such sum, then the person to whom such sum was so made available shall on request refund the same to the Agent together with an amount sufficient to indemnify the Agent against any cost or loss it may have suffered or incurred by reason of its having paid out such sum prior to its having received such sum.

26.6     Partial Payments

         If and whenever a payment is made by an Obligor hereunder and the Agent receives an amount less than the due amount of such payment the Agent may apply the amount received towards the obligations of the Obligors under this Agreement in the following order:

         26.6.1 first, in or towards payment of any unpaid costs and expenses of the Agent;

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         26.6.2   secondly, in or towards payment pro rata of any accrued
                  interest or commitment commission due but unpaid;

         26.6.3 thirdly, in or towards payment pro rata of any principal due but unpaid; and

         26.6.4 fourthly, in or towards payment pro rata of any other sum due but unpaid.

26.7     Variation of Partial Payments

         The order of partial payments set out in Clause 26.6 (Partial Payments) shall override any appropriation made by the Obligor to which the partial payment relates but the order set out in sub-clauses 26.6.2, 26.6.3 and 26.6.4 of Clause 26.6 (Partial Payments) may be varied if agreed by all the Banks.

26.8     Business Days

         26.8.1 Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

         26.8.2 During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal at the rate payable on the original due date.

27.      SET-OFF

27.1     Contractual Set-off

         Each Obligor authorises each Bank, at any time any sum is due and payable hereunder and remains unpaid, to apply any credit balance to which such Obligor is entitled on any account of such Obligor with such Bank in satisfaction of any sum due and payable from such Obligor to such Bank under the Finance Documents but unpaid. For this purpose, each Bank is authorised to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.

27.2     Set-off not Mandatory

         No Bank shall be obliged to exercise any right given to it by Clause
         27.1 (Contractual Set-off).

28.      SHARING

28.1     Payments to Banks

         If a Bank (a "Recovering Bank") applies any receipt or recovery from an Obligor to a payment due under this Agreement and such amount is received or recovered other than in accordance with Clause 26 (Payments), then such Recovering Bank shall:

         28.1.1   notify the Agent of such receipt or recovery; and

         28.1.2 at the request of the Agent, promptly pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount

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                  which the Agent determines may be retained by such
                  Recovering Bank as its share of any payment to be made in accordance with Clause 26.6 (Partial Payments).

28.2     Redistribution of Payments

         The Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between the Finance Parties (other than the Recovering Bank) in accordance with Clause 26.6 (Partial Payments).

28.3     Recovering Bank's Rights

         The Recovering Bank will be subrogated into the rights of the parties which have shared in a redistribution pursuant to Clause 28.2 (Redistribution of Payments) in respect of the Sharing Payment (and the relevant Obligor shall be liable to the Recovering Bank in an amount equal to the Sharing Payment).

28.4     Repayable Recoveries

         If any part of the Sharing Payment received or recovered by a Recovering Bank becomes repayable and is repaid by such Recovering Bank, then:

         28.4.1 each party which has received a share of such Sharing Payment pursuant to Clause 28.2 (Redistribution of Payments) shall, upon request of the Agent, pay to the Agent for account of such Recovering Bank an amount equal to its share of such Sharing Payment; and

         28.4.2 such Recovering Bank's rights of subrogation in respect of any reimbursement shall be cancelled and the relevant Obligor will be liable to the reimbursing party for the amount so reimbursed.

28.5     Exception

         This Clause 28 (Sharing) shall not apply if the Recovering Bank would not, after making any payment pursuant hereto, have a valid and enforceable claim against the relevant Obligor.

28.6     Recoveries Through Legal Proceedings

         If any Bank intends to commence any action in any court it shall give prior notice to the Agent and the other Banks. If any Bank shall commence any action in any court to enforce its rights hereunder and, as a result thereof or in connection therewith, receives any amount, then such Bank shall not be required to share any portion of such amount with any Bank which has the legal right to, but does not, join in such action or commence and diligently prosecute a separate action to enforce its rights in another court.

29.      THE AGENT, THE ARRANGERS AND THE BANKS

29.1     Appointment of the Agent

         Each of the Arrangers and the Banks hereby appoints the Agent to act as its agent in connection herewith and authorises the Agent to exercise such rights, powers,

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         authorities and discretions as are specifically delegated to the
         Agent by the terms hereof together with all such rights, powers, authorities and discretions as are reasonably incidental thereto.

29.2     Agent's Discretions

         The Agent may:

         29.2.1 assume, unless it has, in its capacity as agent for the Banks, received notice to the contrary from any other party hereto, that (a) any representation made or deemed to be made by an Obligor in connection with the Finance Documents is true, (b) no Event of Default or Potential Event of Default has occurred, (c) any Obligor is in breach of or default under its obligations under the Finance Documents and (d) any right, power, authority or discretion vested herein upon an Instructing Group, the Banks or any other person or group of persons has not been exercised;

         29.2.2 assume that (a) the Facility Office of each Bank is that notified to it by such Bank in writing and (b) the information provided by each Bank pursuant to Clause 29.15 (Banks' Mandatory Cost Details), Clause 34 (Notices) and
                  Schedule 7 (Mandatory Costs) is true and correct in all respect until it has received from such Bank notice of a change to the Facility Office or any such information and act upon any such notice until the same is superseded by a further notice;

         29.2.3 engage and pay for the advice or services of any lawyers, accountants, surveyors or other experts whose advice or services may to it seem necessary, expedient or desirable and rely upon any advice so obtained;

         29.2.4 rely as to any matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate signed by or on behalf of such Obligor;

         29.2.5 rely upon any communication or document believed by it to be genuine;

         29.2.6 refrain from exercising any right, power or discretion vested in it as agent hereunder unless and until instructed by an Instructing Group as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised;

         29.2.7 refrain from acting in accordance with any instructions of an Instructing Group to begin any legal action or proceeding arising out of or in connection with the Finance Documents until it shall have received such security as it may require (whether by way of payment in advance or otherwise) for all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which it will or may expend or incur in complying with such instructions.

         29.2.8 assume (unless it has specific notice to the contrary) that any notice or request made by the Borrower is made on behalf of all the Obligors.

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29.3     Agent's Obligations

         The Agent shall:

         29.3.1 promptly inform each Bank of the contents of any written notice or document received by it in its capacity as Agent from an Obligor under the Finance Documents;

         29.3.2 promptly notify each Bank of the occurrence of any Event of Default or any default by an Obligor in the due performance of or compliance with its obligations under the Finance Documents of which the Agent has notice from any other party hereto;

         29.3.3 promptly notify each Bank of the occurrence of an Event of Default under Clause 19.1 (Failure to Pay);

         29.3.4 promptly notify each Bank of all or any part of the Advances being declared to be immediately due and payable in accordance with either Clause 19.16 (Acceleration and Cancellation) or Clause 19.17 (Advances Due on Demand);

         29.3.5 save as otherwise provided herein, act as agent hereunder in accordance with any instructions given to it by an Instructing Group, which instructions shall be binding on the Arrangers and the Banks;

         29.3.6 if so instructed by an Instructing Group, refrain from exercising any right, power or discretion vested in it as agent hereunder; and

         29.3.7 unless it has a Bank's consent, refrain from acting on behalf of that Bank in any legal or arbitration proceedings relating to any Finance Document.

         The Agent's duties under the Finance Documents are solely mechanical and administrative in nature.

29.4     Excluded Obligations

         Notwithstanding anything to the contrary expressed or implied herein, neither the Agent nor an Arranger shall:

         29.4.1 be bound to enquire as to (a) whether or not any representation made or deemed to be made by an Obligor in connection with the Finance Documents is true, (b) the occurrence or otherwise of any Event of Default or Potential Event of Default, (c) the performance by an Obligor of its obligations under the Finance Documents or (d) any breach of or default by an Obligor of or under its obligations under the Finance Documents;

         29.4.2 be bound to account to any Bank for any sum or the profit element of any sum received by it for its own account;

         29.4.3 be bound to disclose to any other person any information relating to any member of the Group if (a) such information is confidential or (b) such disclosure would or might in its reasonable opinion constitute a breach of any law or a breach of fiduciary duty;

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         29.4.4   be under any obligations other than those for which express provision is made herein; or

         29.4.5 be or be deemed to be a fiduciary for any other party hereto.

29.5     Delegation

         The Agent may delegate, transfer or assign to any of its holding companies, subsidiaries or subsidiaries of any of its holding companies all or any of the rights, powers, authorities and discretions vested in it under the Finance Documents and the performance of its duties in accordance therewith, and such delegation, transfer or assignment may be made upon such terms and subject to such conditions (including the power to sub-delegate) and subject to such regulations as the Agent may think fit (and the term "Agent" as used in this Agreement shall include any such delegate).

29.6     Indemnification

         Each Bank shall, in its Proportion, from time to time on demand by the Agent, indemnify the Agent against any and all costs, claims, losses, expenses (including legal fees) and liabilities together with any VAT thereon which the Agent may incur, otherwise than by reason of its own gross negligence or wilful misconduct, in acting in its capacity as agent under the Finance Documents (other than any which have been reimbursed by the Borrower pursuant to Clause 24.1 (Borrowers' Indemnity)).

29.7     Exclusion of Liabilities

         Each Bank confirms that it has read the Notice to Recipients in the Information Memorandum, that it has complied with the Recipients' Obligations (as set out in the Notice to Recipients) and, accordingly, that it enters into this Agreement on the basis of the Notice to Recipients. In particular, each of the Banks accepts that it is entering into this Agreement in reliance only on the representations of the Obligors in this Agreement and on its own investigations, that it has not relied on the Arrangers and that, except as set out below, it neither has nor will have any claims against the Arrangers arising from or in connection with this Agreement. Similarly, each of the Banks accepts that the Notice to Recipients in the Information Memorandum is applicable also to the Agent as if the Agent had been named in addition to the Arrangers in the Important Notice.

         Except in the case of gross negligence or wilful default, neither the Agent nor any Arranger accepts any responsibility to any of the
         Banks:

         29.7.1 for the adequacy, accuracy and/or completeness of the Information Memorandum or any other information supplied by the Agent or the Arrangers, by an Obligor or by any other person in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

         29.7.2 for the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; or

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         29.7.3   for the exercise of, or the failure to exercise, any
                  judgement, discretion or power given to any of them by or in connection with the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

         Accordingly, neither the Agent nor an Arranger shall be under any liability (whether in negligence or otherwise) in respect of such matters, save in the case of gross negligence or wilful misconduct.

29.8     No Actions

         Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Agent or the Arrangers any claim it might have against any of them in respect of the matters referred to in Clause 29.7 (Exclusion of Liabilities).

29.9     Business with the Group

         The Agent and the Arrangers may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group whether or not it may or does lead to a conflict with the interests of any of the Banks. Similarly, the Agent or the Arrangers may undertake business with or for others even though it may lead to a conflict with the interests of any of the Banks.

29.10    Resignation

         The Agent may resign its appointment hereunder at any time without assigning any reason therefor by giving not less than thirty days' prior notice to that effect to each of the other parties hereto, provided that no such resignation shall be effective until a successor for the Agent is appointed in accordance with the succeeding provisions of this Clause 29 (The Agent, the Arrangers and the Banks).

29.11    Removal of Agent

         An Instructing Group may, after consultation with the Borrower, remove the Agent from its role as agent under the Finance Documents by giving notice to that effect to each of the other parties hereto. Such removal shall take effect only when a successor to the Agent is appointed in accordance with the terms of the Finance Documents.

29.12    Successor Agent

         If the Agent gives notice of its resignation pursuant to Clause 29.10 (Resignation) or it is removed pursuant to Clause 29.11 (Removal of Agent), then any reputable and experienced bank or other financial institution may, with the prior consent of the Borrower be appointed as a successor to the Agent by an Instructing Group during the period of such notice but, if no such successor is so appointed, the Agent may appoint such a successor itself.

29.13    Rights and Obligations

         If a successor to the Agent is appointed under the provisions of Clause 29.12 (Successor Agent), then (a) the retiring or departing Agent shall be discharged from

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         any further obligation under the Finance Documents but shall remain entitled to the benefit of the provisions of this Clause 29 (The Agent, the Arrangers and the Banks) and (b) its successor and each of the other parties hereto shall have the same rights and obligations amongst themselves as they would have had if such successor had been a party hereto.

29.14    Own Responsibility

         It is understood and agreed by each Bank that at all times it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into all risks arising under or in connection with the Finance Documents including, but not limited to:

         29.14.1 the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group;

         29.14.2 the legality, validity, effectiveness, adequacy and enforceability of the Finance Documents and any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents;

         29.14.3 whether such Bank has recourse, and the nature and extent of that recourse, against an Obligor or any other person or any of their respective assets under or in connection with the Finance Documents, the transactions therein contemplated or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents; and

         29.14.4 the adequacy, accuracy and/or completeness of the Information Memorandum and any other information provided by the Agent or the Arrangers or an Obligor or by any other person in connection with the Finance Documents, the transactions contemplated therein or any other agreement, arrangement or document entered into, made or executed in anticipation of, pursuant to or in connection with the Finance Documents.

         Accordingly, each Bank acknowledges to the Agent and the Arrangers that it has not relied on and will not hereafter rely on the Agent and the Arrangers or any of them in respect of any of these matters.

29.15    Banks' Mandatory Cost Details

         Each Bank will supply the Agent with such information and in such detail as the Agent may require in order to calculate the Mandatory Cost Rate in accordance with Schedule 7 (Mandatory Costs).

29.16    Receipt of Information by the Agent

         Any information or document received by the Agent shall only be treated as having been received by the Agent if the same has been delivered to the Agent's agency department in accordance with Clause 34 (Notices). Accordingly, any information or documents received by the Agent other than by its agency department in accordance with Clause 34 (Notices) is not by reason of that receipt to be treated as having been


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         received by the Agent unless and until the Agent's agency
         department has received actual notice of the same in accordance with such Clause. Save as expressly set out in this Agreement and, unless the Agent's agency department shall have received information or documents in accordance with Clause 34 (Notices) the Agent shall have no duty to disclose, and shall not be liable for the failure to disclose, any information or documents, that are communicated to or obtained by the Agent.

30.      ASSIGNMENTS AND TRANSFERS

30.1     Binding Agreement

         The Finance Documents shall be binding upon and enure to the benefit of each party hereto and its or any subsequent successors and Transferees.

30.2     No Assignments and Transfers by Obligors

         No Obligor shall be entitled to assign or transfer all or any of its rights, benefits and obligations under the Finance Documents, other than as permitted pursuant to the terms of this Agreement.

30.3     Assignment and Transfers by Banks

         30.3.1 Any Bank may, at any time, assign all or any of its rights and benefits hereunder or transfer in accordance with Clause
                  30.5 (Transfers by Banks) all or any of its rights, benefits and obligations hereunder to, or enter into any form of sub-participation agreement with, a bank or financial institution, provided that such Bank procures that the assignee or Transferee executes and delivers to the Agent an Intercreditor Accession Deed in the form attached to the Intercreditor Agreement.

         30.3.2 The prior written consent of the Borrower (which shall be deemed to be given on its own behalf and on behalf of the other Obligors) is required for an assignment or transfer by a Bank unless the assignment or transfer is to:

                  (a)     another Bank; or

                  (b) any subsidiary or holding company (or to any subsidiary of any holding company) of the transferring Bank.

         30.3.3 The Borrower's consent must not be (a) unreasonably delayed or withheld or (b) withheld solely because the assignment or transfer may result in an increase to the Mandatory Cost Rate.

30.4     Assignments by Banks

         If any Bank assigns all or any of its rights and benefits under the Finance Documents in accordance with Clause 30.3 (Assignments and Transfers by Banks), then, unless and until the assignee has delivered a notice to the Agent confirming in favour of the Agent, the Arrangers and the other Banks that it shall be under the same obligations towards each of them as it would have been under if it had been an original party hereto as a Bank (whereupon such assignee shall become a party hereto as a "Bank"), the Agent, the Arrangers and the other Banks shall not be obliged to recognise such

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         assignee as having the rights against each of them which it would have had if it had been such a party hereto.

30.5     Transfers by Banks

         If any Bank wishes to transfer all or any of its rights, benefits and/or obligations under the Finance Documents as contemplated in Clause 30.3 (Assignments and Transfers by Banks), then such transfer may be effected by the delivery to the Agent of a duly completed Transfer Certificate executed by such Bank and the relevant Transferee in which event, on the later of the Transfer Date specified in such Transfer Certificate and the fifth Business Day after (or such earlier Business Day endorsed by the Agent on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Agent:

         30.5.1 to the extent that in such Transfer Certificate the Bank party thereto seeks to transfer by novation its rights, benefits and obligations under the Finance Documents, each of the Obligors and such Bank shall be released from further obligations towards one another under the Finance Documents and their respective rights against one another shall be cancelled (such rights and obligations being referred to in this Clause 30.5 (Transfer by Banks) as "discharged rights and obligations");

         30.5.2 each of the Obligors and the Transferee party thereto shall assume obligations towards one another and/or acquire rights against one another which differ from such discharged rights and obligations only insofar as the Obligors and such Transferee have assumed and/or acquired the same in place of the Obligors and such Bank;

         30.5.3 the Agent, the Arrangers, such Transferee and the other Banks shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Transferee been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer and to that extent the Agent, the Arrangers and the relevant Bank shall each be released from further obligations to each other under the Finance Documents; and

         30.5.4   such Transferee shall become a party hereto as a "Bank".

30.6     U.S. Tax Forms

         At the time of a Transfer or Assignment pursuant to Clause 30.3 (Assignment and Transfers by Banks) to a person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code) for U.S. federal income tax purposes, the Transferee or assignee Bank must provide the appropriate Internal Revenue Service Forms (and, if applicable, a Non-Bank Certificate) described in Clause 10.4 (U.S. Tax Forms).

30.7     No Increased Obligations

         If:

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         30.7.1   a Bank assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office;
                  and

         30.7.2 as a result of circumstances existing at the date of the assignment, transfer or change of Facility Office, an Obligor would be obliged to make a payment to the assignee, Transferee or the Bank acting through its new Facility Office under Clause 10.1 (Tax Gross-up), Clause 10.2 (Tax Indemnity) or Clause 12 (Increased Costs),

         then the assignee, Transferee or the Bank acting through its new Facility Office shall only be entitled to receive payment under those Clauses to the same extent as the assignor, transferor or the Bank acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

30.8     Assignment and Transfer Fees

         On the date upon which an assignment takes effect pursuant to Clause
         30.4 (Assignments by Banks) or a transfer takes effect pursuant to Clause 30.5 (Transfers by Banks), the relevant assignee or Transferee shall pay to the Agent for its own account a fee of (pound)1,000.

30.9     Disclosure of Information

         Any Bank may disclose to any person:

         30.9.1 to (or through) whom such Bank assigns or transfers (or may potentially assign or transfer) all or any of its rights, benefits and obligations under the Finance Documents;

         30.9.2 with (or through) whom such Bank enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, the Finance Documents or any Obligor;

         30.9.3 to whom information may be required to be disclosed by any applicable law; or

         30.9.4 any of its subsidiaries or any holding company (or any subsidiary of a holding company),

         such information about any Obligor or the Group and the Finance Documents as such Bank shall consider appropriate provided that, in relation to sub-clauses 30.9.1 and 30.9.2, the person to whom such information is to be given has entered into a Confidentiality Undertaking. Any Bank which discloses any such information to any of the persons referred to in sub-clause 30.9 shall procure that those persons keep the information they receive confidential (save for disclosures they are required to make by any applicable law).

30.10    Notification

         The Agent shall within fourteen days of receiving a Transfer Certificate or a notice relating to an assignment pursuant to Clause
         30.4 (Assignment by Banks) notify the

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         Borrower (on its own behalf and on behalf of the other Obligors) of any assignment or transfer completed pursuant to this Clause 30 (Assignments and Transfers).

30.11    Morgan Stanley Commitment

         References to the Commitment of Morgan Stanley Dean Witter Bank Limited in relation to the Facility shall be construed as references to the aggregate Commitment in relation to the Facility of Morgan Stanley Dean Witter Bank Limited and Morgan Stanley Senior Funding, Inc., in such proportions as Morgan Stanley Dean Witter Bank Limited notifies to the Agent from time to time and Morgan Stanley Senior Funding, Inc. is a party to this Agreement to give effect to such Commitment (as so notified).

31.      CHANGE OF CURRENCY

31.1     Change of Currency

         Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the Bank of England as the lawful currency of the United Kingdom then:

         31.1.1 any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, sterling shall be translated into, or paid in the currency or currency unit of the United Kingdom designated by the Agent (after consultation with the Borrower);

         31.1.2 any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the Bank of England for the conversion of that currency or currency unit into the other, rounded up or down by the Agent (acting reasonably); and

         31.1.3 if a change in the currency of the United Kingdom occurs, this Agreement will, to the extent the Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the London interbank market and otherwise to reflect the change in currency.

31.2     Increased Costs

         The Borrower shall, from time to time on demand of the Agent, pay to the Agent for the account of such Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, a Bank or any holding company of such Bank as a result of the introduction of, changeover to or operation of the euro in the United Kingdom, other than any such cost or reduction or amount foregone reflected in the Mandatory Cost Rate.

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32.      CALCULATIONS AND EVIDENCE OF DEBT

32.1     Basis of Accrual

         Interest and commitment commission shall accrue from day to day and shall be calculated on the basis of a year of 365 days (or, in any case where market practice differs, in accordance with market practice) and the actual number of days elapsed.

32.2     Quotations

         If on any occasion a Reference Bank or Bank fails to supply the Agent with a quotation required of it under the foregoing provisions of this Agreement, the rate for which such quotation was required shall be determined from those quotations which are supplied to the Agent, provided that, in relation to determining LIBOR, this Clause 32.2 shall not apply if only one Reference Bank supplies a quotation.

32.3     Evidence of Debt

         Each Bank shall maintain in accordance with its usual practice accounts evidencing the amounts from time to time lent by and owing to it hereunder.

32.4     Control Accounts

         The Agent shall maintain on its books a control account or accounts in which shall be recorded (a) the amount of any Advance or any Unpaid Sum and each Bank's share therein, (b) the amount of all principal, interest and other sums due or to become due from an Obligor and each Bank's share therein and (c) the amount of any sum received or recovered by the Agent hereunder and each Bank's share therein.

32.5     Prima Facie Evidence

         In any legal action or proceeding arising out of or in connection with this Agreement, the entries made in the accounts maintained pursuant to Clause 32.3 (Evidence of Debt) and Clause 32.4 (Control Accounts) shall be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

32.6     Certificates of Banks

         A certificate of a Bank as to (a) the amount by which a sum payable to it hereunder is to be increased under Clause 10.1 (Tax Gross-up),
         (b) the amount for the time being required to indemnify it against any such cost, payment or liability as is mentioned in Clause 10.2 (Tax Indemnity), Clause 12.1 (Increased Costs) or Clause 24.1 (Borrower's Indemnity) or (c) the amount of any credit, relief, remission or repayment as is mentioned in Clause 11.3 (Tax Credit Payment) or Clause 11.4 (Tax Credit Clawback) shall, in the absence of manifest error, be prima facie evidence of the existence and amounts of the specified obligations of the Obligors.

32.7     Agent's Certificates

         A certificate of the Agent as to the amount at any time due from a Borrower hereunder or the amount which, but for any of the obligations of such Borrower hereunder being or becoming void, voidable, unenforceable or ineffective, at any time


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         would have been due from such Borrower hereunder shall, in the absence of manifest error, be conclusive for the purposes of Clause 20 (Guarantee and Indemnity).

33.      REMEDIES AND WAIVERS, PARTIAL INVALIDITY

33.1     Remedies and Waivers

         No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Finance Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

33.2     Partial Invalidity

         If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions thereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

34.      NOTICES

34.1     Communications in Writing

         Each communication to be made under the Finance Documents shall be made in writing and, unless otherwise stated, shall be made by fax or letter.

34.2     Addresses

         Any communication or document to be made or delivered pursuant to the Finance Documents shall be made or delivered to the address or fax number (and the department or officer, if any, for whose attention the communication is made):

         34.2.1 in the case of an Obligor, the Security Trustee and the Agent, identified with its name below:

                  (a)      to the Obligors, to:

                           NTL Communications Corp.
                           (to be renamed NTL Incorporated)

                           Address:    110 East 59th Street
                                       26th Floor
                                       New York
                                       NY 10022
                                       USA

                           Fax:        001 212 906 8497

                           Attention:  Richard J. Lubasch/Lauren Hochman-Blair

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

                           Communications Cable Funding Corp.

                           Address:     110 East 59th Street
                                        26th Floor
                                        New York
                                        NY 10022
                                        USA
                           Fax:         001 212 906 8497

                           Attention:   Richard J. Lubasch/Lauren Hochman-Blair



                           NTL (UK) Group, Inc.

                           Address:     NTL House
                                        Bartley Wood Business Park
                                        Hook
                                        Hampshire
                                        RG27 9UP

                           Fax:         020 7746 6820

                           Attention:   The Company Secretary


                           With a copy to: 110 East 59th Street
                                           26th Floor
                                           New York
                                           NY 10022
                                           USA

                           Fax:         001 212 906 8497

                           Attention:   Richard J. Lubasch/Lauren Hochman-Blair



                           NTL Communications Limited

                           Address:     NTL House
                                        Bartley Wood Business Park
                                        Hook
                                        Hampshire
                                        RG27 9UP

                           Fax:         020 7746 6820

                           Attention:   The Company Secretary

                           With a copy to: 110 East 59th Street
                                           26th Floor
                                           New York
                                           NY 10022
                                           USA

                           Fax:         001 212 906 8497

                           Attention:   Richard J. Lubasch/Lauren Hochman-Blair


                   (b) to the Security Trustee and/or the Agent, to:

                           J.P. Morgan Europe Limited

                           Address:     125 London Wall
                                        London

                           Fax:         020 7777 2360

                           Attention:   Steve Gillies
                                        Loans Agency Department

         34.2.2 in the case of each Bank, notified in writing to the Agent prior to the date hereof (or, in the case of a Transferee, at the end of the Transfer Certificate to which it is a party as Transferee); and

         or to any substitute address, fax number or department or officer as the Security Trustee, an Obligor or a Bank may notify to the Agent (or the Agent may notify to the Borrower (on its own behalf and on behalf of the other Obligors), the Security Trustee and the Banks, if a change is made by the Agent) by not less than five Business Days' Borrower notice. Any communication to be made to an Obligor (other than the Borrower) by fax shall be made to the fax number identified with the Borrower's name below. Any communication or document to be made or delivered (a) to an Obligor (other than the Borrower) shall be copied to the Borrower and (b) to any Obligor (other than the Parent) to the Parent.

34.3     Delivery

         Any communication or document to be made or delivered by one person to another under or in connection with the Finance Documents shall only be effective:

         34.3.1   if by way of fax, when received in legible form;

         34.3.2 if by way of letter, when left at the relevant address or, as the case may be, five days after being deposited in the post postage prepaid in an envelope addressed to it at such address; and

         34.3.3 if a particular department or officer is specified as part of the address details provided under Clause 34.2 (Addresses), if addressed to that department or officer,

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

         provided that any communication or document to be made or delivered to the Agent shall be effective only when received by its agency division and then only if the same is expressly marked for the attention of the department or officer identified with the Agent's signature below (or such other department or officer as the Agent shall from time to time specify for this purpose).

34.4     The Agent

         All notices from or to an Obligor shall be sent through the Agent.

34.5     English Language

         Each communication and document made or delivered by one party to another pursuant to the Finance Documents shall be in the English language or accompanied by a translation thereof into English certified (by an officer of the person making or delivering the same) as being a true and accurate translation thereof.

34.6     Notification of Changes

         Promptly upon receipt of notification of a change of address or fax number pursuant to Clause 34.2 (Addresses) or changing its own address or fax number the Agent shall notify the other parties hereto of such change.

34.7     Deemed Receipt by the Obligors

         Any communication or document made or delivered to the Borrower in accordance with Clause 34.3 (Delivery) shall be deemed to have been made or delivered to each of the Obligors.

34.8     Electronic Communication

         34.8.1 Any communication to be made between the Agent and a Bank under or in connection with the Finance Documents may be made by electronic mail or other electronic means, if the Agent and the relevant Bank:

                  (a) agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

                  (b) notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

                  (c) agree that they will notify each other of any change to their address or any other such information supplied by them.

         34.8.2 Any electronic communication made between the Agent and a Bank will be effective only when actually received in readable form and in the case of any electronic communication made by a Bank to the Agent only if it is addressed in such a manner as the Agent shall specify for this purpose.

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

35.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

36.      AMENDMENTS

36.1     Amendments

         If the Agent has the prior consent of an Instructing Group (or the Steering Committee Group is so provided under Clause 36.4 (Amendments Requiring the Consent of the Steering Committee Group), the Agent, the Borrower and the Obligors party to a Finance Document may from time to time agree in writing to amend such Finance Document or, as the case may be, the Agent may consent to or waive, prospectively or retrospectively, any of the requirements of such Finance Document and any amendments or waivers so agreed or consents so given shall be binding on all the Finance Parties, provided that no such waiver or amendment shall subject any Finance Party hereto to any new or additional obligations without the consent of such Finance Party.

36.2     Amendments Requiring the Consent of all the Banks

         An amendment or waiver which relates to:

         36.2.1   Clause 28 (Sharing) or this Clause 36.2;

         36.2.2 a change in the principal amount of or currency of any Advance (other than pursuant to Clause 31 (Change of Currency)), or deferral of the Final Maturity Date;

         36.2.3 a change in the Margin, the amount of any payment of interest, fees or any other amount payable hereunder to any Finance Party or deferral of the date for payment thereof;

         36.2.4   Clause 20 (Guarantee and Indemnity);

         36.2.5   a release of any of the Security;

         36.2.6 a Security Document, where such an amendment or waiver could affect the nature or scope of the property subject to the Security;

         36.2.7   an increase in the commitment of a Bank;

         36.2.8 a change to the Borrower or Guarantors (other than in accordance with Clause 37 (Accession of Guarantors);

         36.2.9 Clause 2.4 (Banks' Obligations Several) and Clause 2.5 (Banks' Rights Several);

         36.2.10 the definition of Instructing Group, Permitted Encumbrance or Potential Event of Default; or

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

         36.2.11 any provision which contemplates the need for the consent or approval of all the Banks,

         shall not be made without the prior consent of all the Banks.

36.3     Exceptions

         Notwithstanding any other provisions hereof, the Agent shall not be obliged to agree to any such amendment or waiver if the same would:

         36.3.1 amend or waive this Clause 36 (Amendments), Clause 22 (Costs and Expenses) or Clause 29 (The Agent, the Arrangers and the Banks); or

         36.3.2 otherwise amend or waive any of the Agent's rights hereunder or subject the Agent or the Arrangers to any additional obligations hereunder.

36.4     Amendments Requiring the Consent of the Steering Committee Group

         An amendment or waiver to Clause 9.5 (Mandatory Prepayment from Capital Event Proceeds) or the definitions of "Capital Event Proceeds" or "Required Percentage" may be made by the Agent acting upon the instructions of the Steering Committee Group.

37.      ACCESSION OF GUARANTORS

37.1     Request for Guarantor

         The Parent may request that any member of the Parent Covenant Group become a Guarantor by delivering to the Agent a Guarantor Accession Memorandum (amended in the case of the Parent in the manner indicated in the Restatement Amendment Agreement) duly executed by the Parent and such member of the Parent Covenant Group, together with the documents and other evidence listed in Schedule 8 (Additional Conditions Precedent) in relation to such member.

37.2     Guarantor Conditions Precedent

         A company, in respect of which the Parent has delivered a Guarantor Accession Memorandum to the Agent, shall become a Guarantor and assume all the rights, benefits and obligations of a Guarantor as if it has been an original party hereto as a Guarantor on the date on which the Agent notifies the Parent that it has received, in form and substance satisfactory to it, all the documents and other evidence listed in Schedule 8 (Additional Conditions Precedent).

38.      GOVERNING LAW

         This Agreement is governed by English law.

39.      JURISDICTION

39.1     English Courts

         The courts of England have exclusive jurisdiction to settle any dispute (a "Dispute") arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or the consequences of its nullity).

39.2     Convenient Forum

         The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes between them and, accordingly, that they will not argue to the contrary.

39.3     Non-Exclusive Jurisdiction

         This Clause 39 (Jurisdiction) is for the benefit of the Finance Parties only. As a result and notwithstanding Clause 39.1 (English Courts), it does not prevent any Finance Party from taking proceedings relating to a Dispute ("Proceedings") in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent Proceedings in any number of jurisdictions.

39.4     Service of Process

         Each Guarantor agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by service of such documents on NTL Group Limited at NTL House, Bartley Wood Business Park, Hook, Hampshire RG27 9XA (marked for the attention of Robert Mackenzie) or, if different, its registered office.

         If any Guarantor ceases to have a place of business in Great Britain or, as the case may be, the appointment of the person mentioned in this Clause 39.4 ceases to be effective, such person shall immediately appoint another person in England to accept service of process on its behalf in England. If any Guarantor fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice to such person. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This Clause 39.4 applies to Proceedings in England and to Proceedings elsewhere.

40.      INTERCREDITOR AGREEMENT

         Each Obligor acknowledges that the Banks have entered into the Intercreditor Agreement (including, without limitation, Clause 2.1 (Waiver of Drawdown Conditions) thereof and that they have been provided with a copy thereof. Each Obligor acknowledges that (x) neither it nor any other member of the Group nor any other person shall be deemed to be a third party beneficiary of the Intercreditor Agreement or have any right to enforce or cause the enforcement of any right, remedy or obligation of any party to the Intercreditor Agreement and (y) the terms of the Intercreditor Agreement can be amended, modified, waived or terminated without their consent. The Agent shall notify the Borrower of any such amendment, modification, waiver or termination promptly after its occurrence.

                                  SCHEDULE 1
                                   The Banks



         Bank                                                     Commitment

         JP Morgan Chase Bank                          (pound)142,898,005.92
         (formerly The Chase Manhattan Bank)

         Morgan Stanley Dean Witter Bank Limited       (pound)142,898,005.92

         Bank of America, N.A.                          (pound)20,414,000.85

         BNP Paribas                                    (pound)20,414,000.85

         CIBC World Markets PLC                         (pound)20,414,000.85

         The Royal Bank of Scotland plc                 (pound)20,414,000.85

         Goldman Sachs Credit Partners                  (pound)40,828,001.69
                                                       ---------------------
                                                       (pound)408,280,016.92
                                                       =====================

                                  SCHEDULE 2

                         Form of Transfer Certificate

         To: J.P. Morgan Europe Limited (formerly Chase Manhattan International Limited)

                  as Agent

                             TRANSFER CERTIFICATE

         relating to the agreement (as from time to time amended and restated, varied, novated or supplemented, the "Credit Agreement") dated 30 May 2000 whereby a (pound)1,300,000,000 multiple draw loan facility was made available to NTL Communications Limited by a group of banks on whose behalf JP Morgan Europe Limited (formerly known as Chase Manhattan International Limited) acted as agent in connection therewith.

1. Terms defined in the Credit Agreement shall, subject to any contrary indication, have the same meanings herein. The terms Bank, Transferee and Portion Transferred are defined in the schedule hereto.

2. The Bank (i) confirms that the details in the schedule hereto under the heading "Bank's Participation in the Facility" and ["Advances"] accurately summarises its participation in the Credit Agreement and the Interest Period or Term of any existing Advances and (ii) requests the Transferee to accept and procure the transfer by novation to the Transferee of the Portion Transferred (specified in the schedule hereto) of its Commitment and/or its participation in such Advance(s) by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Credit Agreement.

3. The Transferee hereby requests the Agent to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of Clause 30.5 (Transfers by Banks) of the Credit Agreement so as to take effect in accordance with the terms thereof on the Transfer Date or on such later date as may be determined in accordance with the terms thereof.

4. The Transferee confirms that it has received a copy of the Credit Agreement together with such other information as it has required in connection with this transaction and that it has not relied and will not hereafter rely on the Bank to check or enquire on its behalf into the legality, validity, effectiveness, adequacy, accuracy or completeness of any such information and further agrees that it has not relied and will not rely on the Bank to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Parent Covenant Group or the Obligors.

5. The Transferee hereby undertakes with the Bank and each of the other parties to the Credit Agreement that it will perform in accordance with their terms all those obligations which by the terms of the Finance Documents will be assumed by it after delivery of this Transfer Certificate to the Agent and satisfaction of the conditions (if any) subject to which this Transfer Certificate is expressed to take effect.

6. The Bank makes no representation or warranty and assumes no responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any document relating thereto and assumes no responsibility for the financial condition of the Obligors or for the performance and observance by the Obligors of any of its obligations under the Finance Documents or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

7. The Bank hereby gives notice that nothing herein or in the Finance Documents (or any document relating thereto) shall oblige the Bank to
         (a) accept a re-transfer from the Transferee of the whole or any part of its rights, benefits and/or obligations under the Finance Documents transferred pursuant hereto or (b) support any losses directly or indirectly sustained or incurred by the Transferee for any reason whatsoever including the non-performance by an Obligor or any other party to the Finance Documents (or any document relating thereto) of its obligations under any such document. The Transferee hereby acknowledges the absence of any such obligation as is referred to in (a) or (b) above.

8. This Transfer Certificate and the rights, benefits and obligations of the parties hereunder shall be governed by and construed in accordance with English law.



                                 THE SCHEDULE

         1. Bank:

         2. Transferee:

         3. Transfer Date:

         4. Bank's Participation in the Facility:

5.       Advance(s):                     [Term and         Portion Transferred
                                         Repayment                       Date]
         Amount of Bank's Participation  [Transferor Bank]   [Transferor Bank]

         6. Portion Transferred of the Take Down Fee payable in respect of Future Advances

         By:                                         By:

         Date:                                       Date:

         ______________________________________________________________________

                     ADMINISTRATIVE DETAILS OF TRANSFEREE

         Address:

         Contact Name:

         Account for Payments:

         Telex:

         Fax:

         Telephone:

         ______________________________________________________________________
         Note: Each Transferee should, at the same time as executing this Transfer Certificate, execute an accession memorandum in relation to the Security Trust Agreement and the Intercreditor Agreement.

                                  SCHEDULE 3
                             Existing Encumbrances

 The Encumbrances set forth in Schedule 5 to the Senior Bank Credit Agreement as in effect at the Restatement Amendment Effective Time.

                                  SCHEDULE 4

                        Form of Compliance Certificate

         To:      J.P. Morgan Europe Limited as Agent

         Date:

         Dear Sirs,

1. We refer to an agreement (the "Credit Agreement") dated 30 May 2000 and originally made between, among others, NTL Communications Limited as the Borrower, Morgan Stanley Dean Witter Bank Limited and J.P. Morgan PLC (formerly Chase Manhattan Plc) as arrangers and joint bank managers, J.P. Morgan Europe Limited (formerly Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (as amended and restated, varied, novated or supplemented from time to time).

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3.       We confirm that:

         (a) *The ratio of the UK Group Net Consolidated Total Debt on [Quarter Date] to the Consolidated [Annualised] EBITDA of the UK Group for the [Relevant Period/financial year] ended on [Quarter Date] was [ ]:1.

         (b) *The ratio of the Consolidated EBITDA of the UK Group for the [Relevant Period/financial year] ended on [Quarter Date] to the aggregate of UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments for that [Relevant Period/financial year] was [ ]:1.

         (c) ***The aggregate amount of Liquidity of members of the UK Group and members of the Parent Covenant Group on [Quarter Date] was [o],

         (d) **[The ratio of the Group Net Consolidated Total Debt on [Quarter Date] to the Consolidated [Annualised] EBITDA of the Group for the [Relevant Period /financial year] ended on [Quarter Date] was [ ]:1








--------
* Delete in Compliance Certificate delivered by New NTL

** Delete in Compliance Certificate delivered by the Borrower



***Delete in Compliance Certificate delivered by New NTL and in Compliance Certificate determined in respect of annual statements

         The calculation of the above ratios are set out in the Schedule to this Compliance Certificate.

4. We also confirm that the amount of Excess Cash Flow as at [ ] was (pound)[ ], and furthermore that the Excess Cash Flow Payment Amount payable in respect of the period ending on [ ] is (pound)[ ].



         Signed:

         Authorised Signatory of                 Authorised Signatory of
         NTL Communications Limited              NTL Communications Limited



         ...........................             ...........................

                    THE SCHEDULE TO COMPLIANCE CERTIFICATE
                      Compliance Certificate Calculations

        Definitions used in this Schedule shall bear the same meanings as those ascribed to them in the Senior Bank Credit Agreement.

(A) Ratio of UK Group Net Consolidated Total Debt to Consolidated [Annualised] EBITDA of the UK Group:

1. UK Group Net Consolidated Total Debt:

         Principal amount outstanding under the Facility and __________________ principal amount outstanding under the Working
         Capital Facility (including capitalised interest):

         Other relevant Indebtedness for Borrowed Money:     __________________

         Minus

         Cash held by members of the UK Group (subject to a ___________________ maximum amount of (pound)100,000,000 or its equivalent in other currencies)

         UK Group Net Consolidated Total Debt                ___________________

2.       Consolidated [Annualised] EBITDA of the UK Group:


         (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 16.1 (Annual Statements), where the line items refer to the then most recently ended financial year)

         UK Group consolidated net income                    ___________________

       Plus

       Any tax provisions                                    ___________________

       Plus

       Any interest, commissions, discounts or other fees in respect of Indebtedness for Borrowed Money, and any amounts related to interest hedging arrangements entered into in respect of the
       Revolving Facility or the Term Facility              ___________________

       Plus

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


         Any Allowable Exceptional Items and other items
         under paragraph (d) of the definition of EBIT      ___________________

       Plus

         Separation/Integration costs and payments made
         under Schedule 8 of the Transaction Agreement      ___________________

       Plus

       Any amortisation and depreciation                    ___________________

       Minus

       Capitalised costs and expenses                       ___________________

       [Consolidated EBITDA of the UK Group for the
        Relevant Period                                     ___________________

       Multiplied by 2]


       Consolidated [Annualised] EBITDA of the UK Group
                                                            ___________________
  3.    Ratio:


(B) Ratio of Consolidated EBITDA of the UK Group to the aggregate of UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments:

1.      Consolidated EBITDA of the UK Group for the Relevant Period:

        (All line items below refer to the Relevant Period)

        Consolidated EBITDA of the UK Group.

2. UK Group Total Interest Payable, UK Group Capital Expenditure and Permitted Payments:

       (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 16.1 (Annual Statements), where the line items refer to the then most recently ended financial year)

       Aggregate amount of interest, commission, fees and
       other periodic finance payments accrued on UK Group
       Consolidated Total Debt                              ___________________

       Plus

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

         Commission, fees and finance payments accrued by UK
         Group under interest hedging arrangements          ___________________

         Minus

         Commission, fees and finance payments accrued in
         favour of UK Group under interest hedging
         arrangements permitted by the Senior Bank Credit
         Agreement                                          ___________________

         Minus

         Any interest accrued in favour of UK Group on
         deposits or bank accounts                          ___________________

         Plus

         UK Group Capital Expenditure accrued               ___________________

         Plus

         Permitted Payments made                            ___________________

         UK Group Total Interest Payable, UK Group Capital
         Expenditure and Permitted Payments for the
         [Relevant Period/financial year]                   ___________________


         3. Ratio:

(C) Aggregate amount of Liquidity of members of the UK Group and members of the Parent Covenant Group

         1.     Available Cash of members of the Covenant
                Group                                       ___________________

                Plus

                Available Cash of members of the UK Group   ___________________

                Plus

                Available Revolving Facility                ___________________

                Plus

                Investments of Obligors or members of the
                Covenant Group falling within paragraphs (b)
                or (c) of the definition of Permitted
                Investments and which are held with an
                Eligible Deposit Bank                       ___________________

       2.       Liquidity of members of the UK Group
                and members of the Covenant Group           ___________________


(D) Ratio of Group Net Consolidated Total Debt to Consolidated Annualised EBITDA of the Group:

1.     Group Net Consolidated Total Debt:

       Principal amount outstanding under the Facility and
       principal amount outstanding under the Working
       Capital Facility (including capitalised interest)    ___________________

       Plus

       Other relevant Indebtedness for Borrowed Money of the
       UK Group                                             ___________________

       Plus

       Principal amount outstanding under the Exit
       Financing, the Triangle Notes, the Diamond Holdings
       Notes and other relevant Indebtedness for Borrowed
       Money                                                ___________________

       Minus

       Cash, in cleared balances, held by members of the
       Group (subject to a maximum amount
       of(pound)150,000,000 or its equivalent in other
       currencies)                                          ___________________

       Group Net Consolidated Total Debt                    ___________________


2.     Consolidated [Annualised] EBITDA of the Group:

       (All line items below refer to the Relevant Period, save in the case of the Compliance Certificate which accompanies any financial statements delivered pursuant to Clause 16.1 (Annual Statements), where the line items refer to the then most recently ended financial year)


       Group consolidated net income                        ___________________

       Plus

       Any tax provisions                                   ___________________

       Plus

       Any interest, commissions, discounts or other fees in
       respect of Indebtedness for Borrowed Money and any
       amounts related to interest hedging arrangements
       entered into in respect of the Revolving Facility or
       the Term Facility                                     ___________________

       Plus

       Any amounts paid pursuant to interest hedging
       arrangements entered into in respect of Permitted
       Covenant Group Indebtedness                           ___________________

       Plus

       Any Allowable Exceptional Items and other items under
       paragraph (d) of the definition of EBIT               ___________________

       Plus

       Separation/Integration costs and payments made under
       Schedule 8 of the Transaction Agreement               ___________________

       Plus

       Any amortisation and depreciation                    ___________________

       Minus

       Capitalised costs and expenses

       Consolidated EBITDA of the Group for the
       Relevant Period                                      ___________________

       [Multiplied by 2

       Consolidated [Annualised] EBITDA of the Group]      ____________________


       3.     Ratio

                                  SCHEDULE 5

                                Mandatory Costs

1. The Mandatory Cost Rate is an addition to the interest rate to compensate Banks for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Agent shall calculate, as a percentage rate, a rate (the "additional costs rate") for each Bank, in accordance with the formula set out below. The Mandatory Cost Rate will be calculated by the Agent as a weighted average of the Banks' additional costs rates rounded to five decimal places (weighted in proportion to the percentage participation of each Bank in the relevant Advance) and will be expressed as a percentage rate per annum.

3. The additional costs rate for any Bank lending from a Facility Office in a Participating Member State will be the percentage notified by that Bank to the Agent. This percentage will be certified by that Bank in its notice to the Agent to be its reasonable determination of the cost (expressed as a percentage of that Bank's participation in all Advances made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4. The additional cost rate for any Bank lending from a Facility Office in the United Kingdom will be calculated by the Agent as follows:

                              AB + C(B-D) + E x0.01
                              ----------------------  per cent. per annum.
                                   100 - (A + C)

         Where:

         A is the percentage of Eligible Liabilities (assuming these to be in excess of any stated minimum) which that Bank is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

         B is the percentage rate of interest (excluding the Margin and the Mandatory Cost Rate and, if the Advance is an Unpaid Sum, the additional rate of interest specified in Clause
                  23.2 (Default Interest) payable for the relevant Interest Period of the Loan.

         C is the percentage (if any) of Eligible Liabilities which that Bank is required from time to time to maintain as interest bearing Special Deposits with the Bank of England.

         D is the percentage rate per annum payable by the Bank of England to the Agent on interest bearing Special Deposits.

         E is designed to compensate the Banks for amounts payable under the Fees Rules and is calculated by the Agent as being the average of the most recent

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                  rates of charge supplied by the Reference Banks to the Agent pursuant to paragraph 7 below and expressed in pounds per (pound)1,000,000.

5.       For the purposes of this Schedule:

         (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

         (b) "Fees Rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

         (c) "Fee Tariffs" mean the fee tariffs specified in the Fees Rules under the activity group A.1. Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate; and

         (d) "Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6. In application of the above formula, A, B, C and D will be included in the formula as percentages (i.e. 5 per cent. will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figure shall be rounded to four decimal places.

7. If requested by the Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Agent, the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariff applicable to that Reference Bank for that financial year) and expressed in pounds per (pound)1,000,000 of the Tariff Base of that Reference Bank.

8. Each Bank shall supply any information required by the Agent for the purpose of calculating its additional costs rate. In particular, but without limitation, each Bank shall supply the following information in writing on or prior to the date on which it becomes a Bank:

         (a)      the jurisdiction of its Facility Office; and

         (b) such other information that the Agent may reasonably require for such purpose.

         Each Bank shall promptly notify the Agent in writing of any change to the information provided by it pursuant to this paragraph.

9. The percentages of each Bank for the purpose of A and C above and the rates of charge of each Reference Bank for the purpose of E above shall be determined by the Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that unless a Bank notifies the Agent to the contrary, each Bank's obligations in relation to cash ratio deposits and Special Deposits are the same

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         as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10. The Agent shall have no liability to any person if such determination results in an additional costs rate which over or under compensates any Bank and shall be entitled to assume that the information provided by any Bank or Reference Bank pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Agent shall distribute the additional amounts received pursuant to the Mandatory Cost Rate to the Banks on basis of the additional cost rate for each Bank, as calculated in accordance with the above formula and based on the information provided by each Bank pursuant to paragraphs 3, 7 and 8 above.

12. Any determination by the Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost Rate, an additional costs rate or any amount payable to a Bank shall, in the absence of manifest error, be conclusive and binding on all of the parties hereto.

13. The Agent may from time to time, after consultation with the Parent, the Borrower and the Banks, determine and notify to all parties any amendments or variations which are required to be made to this
         Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in either case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties hereto.

                                  SCHEDULE 6

                         Form of Non-Bank Certificate

         Reference is hereby made to the Credit Agreement, dated as of [_________________], 2000, among NTL COMMUNICATIONS LIMITED and various Finance Parties from time to time party thereto (as amended, modified or supplemented from time to time, the "Agreement"). Pursuant to the provisions of Clause 10.4 (US Tax Forms) of the Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

         [NAME OF BANK]

         By_____________________________

         Title:

         Date: _________________________

                                  SCHEDULE 7

                    Form of Guarantor Accession Memorandum

         To: J.P. Morgan Europe Limited (formerly Chase Manhattan International Limited)

                  as Agent

         From:    [Subsidiary]
                  and
                  Communications Cable Funding Corp. (the "Parent")

         Dated:

         Dear Sirs,

1. We refer to an agreement (the "Credit Agreement") dated 30 May 2000 and originally made between, among others, NTL Communications Corporation, NTL (UK) Group, Inc., Morgan Stanley Dean Witter Bank Limited and J.P. Morgan PLC (formerly Chase Manhattan Plc), as arrangers and joint book managers, J.P. Morgan Europe Limited (formerly Chase Manhattan International Limited) as agent and the financial institutions defined therein as Banks (as amended and restated from time to time).

2. Terms defined in the Credit Agreement shall bear the same meaning herein.

3. The Parent requests that [Subsidiary] become a Guarantor pursuant to Clause 37 (Accession of Guarantors) of the Credit Agreement.

4. [Subsidiary] is a company duly organised under the laws of [name of relevant jurisdiction].

5. [Subsidiary] confirms that it has received from the Parent a true and up-to-date copy of the Credit Agreement and a list of the Borrowers as at the date hereof.

6. [Subsidiary] undertakes, upon its becoming a Guarantor, to perform all the obligations expressed to be undertaken under the Credit Agreement by a Guarantor and agrees that it shall be bound by the Credit Agreement in all respects as if it had been an original party thereto as a Guarantor.

7.       The [Subsidiary]:

         (a) makes the Repeated Representations (other than those representations and warranties set out in Clause 15.9 (Audited Financial Statements) and Clause 15.14 (Group Structure)) with respect to itself; and

         (b) confirms that no Event of Default or Potential Event of Default is continuing or would occur as a result of [Subsidiary] becoming a Guarantor.

8.       [Subsidiary's] administrative details are as follows:

         Address:

         Fax No.:

9.       [Process Agent1

         [Subsidiary] agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it at [address of Subsidiary's place of business in England] or at any address in Great Britain at which process may be served on it in accordance with Part XXIII of the Companies Act 1985] / [on name of process agent in England at address of process agent or, if different, its registered office. If [Subsidiary] ceases to have a place of business in Great Britain]/[ the appointment of the person mentioned above ceases to be effective], [Subsidiary] shall immediately appoint another person in England to accept service of process on its behalf in England. If it fails to do so (and such failure continues for a period of not less than fourteen days), the Agent shall be entitled to appoint such a person by notice. Nothing contained herein shall restrict the right to serve process in any other manner allowed by law. This applies to Proceedings in England and to Proceedings elsewhere.]

10.      This Memorandum shall be governed by English law.

11.      This Memorandum is executed and delivered as a deed by [Subsidiary].

         [Name of Subsidiary]

         By:      ..................................
         Name:
         Title:

         Communications Cable Funding Corp.

         By:      ..................................
         Name:
         Title:




____________________________
1 This clause is required only if the Guarantor is not incorporated in England or Wales.

                                  SCHEDULE 8

                        Additional Conditions Precedent

1. A copy, certified as at the date of the Guarantor Accession Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Guarantor, of the constitutional documents of such proposed Guarantor.

2. A copy, certified as at the date of the Guarantor Accession Memorandum a true and up-to-date copy by an Authorised Signatory of the proposed Guarantor, of a board resolution of such proposed Guarantor approving the execution and delivery of a Guarantor Accession Memorandum, the accession of such proposed Guarantor to this Agreement and the performance of its obligations under the Finance Documents and authorising a named person or persons to sign such Guarantor Accession Memorandum, any other Finance Document and any other documents to be delivered by such proposed Guarantor pursuant thereto.

3. A certificate of an Authorised Signatory of the proposed Guarantor setting out the names and signatures of the person or persons authorised to sign, on behalf of such proposed Guarantor, the Guarantor Accession Memorandum, any other Finance Documents and any other documents to be delivered by such proposed Guarantor pursuant thereto.

4. An opinion of counsel to the proposed Guarantor in form and substance reasonably satisfactory to the Agent.

5. A certificate executed by an Authorised Signatory of such Guarantor and the Parent certifying that (i) such Guarantor is a newly formed corporation organised under the laws of the United States (or any state therein), (ii) such Guarantor has no liabilities other than pursuant to the Finance Documents or inter-company loans incurred from its direct parent company which are subject to a Subordination Agreement, (iii) such Guarantor has no assets other than inter-company loans made to its direct subsidiary which are subject to a Subordination Agreement and the capital stock of its direct subsidiary all of which are subject to a first priority lien pursuant to the Security Documents (or in the case such Guarantor is the direct parent of the Borrower, 65% of such capital stock) and (iv) 100% of the capital stock of such Guarantor is subject to a first priority lien pursuant to the Security Documents.

6. A deed of accession to the Security Trust Agreement executed by the proposed Guarantor, substantially in the form set out in Schedule 1 (Form of Obligor Deed of Accession) to the Security Trust Agreement.

                                  SCHEDULE 9

                           Historic Representations

Unless otherwise provided, each capitalised term used in this Schedule 9, each capitalised term used in the Clauses referred to in this Schedule 9 and each definition used in any of such capitalised terms, shall for the purposes of interpretation of this Schedule 9, bear the meanings ascribed to those terms in the form of this Agreement in force at the time the relevant representation and warranty was made or deemed to be repeated and each reference to a Clause number in Section B of this Schedule 9 shall, for the purposes of interpretation of Part B of Schedule 9, be to the Clause bearing such number in the form of this Agreement in force as at the time the relevant representation and warranty was made or deemed to be repeated. This Schedule 9 does not serve to amend or vary the form of any representation made or deemed to be repeated or the identity of any party described as making such representation but is intended solely as a description of the content of such representations and warranties, when such representations and warranties were made or deemed repeated and the identities of the parties making such representations. The contents of this Schedule 9 shall create no additional legal obligations on the parties making or deemed to be making such representations over and above the obligations contained in this Agreement in the form in force as at the time such representation was made or deemed repeated.

A.       Representing Parties

1. On the Execution Date, each Covenant Group Obligor made the representations and warranties set out in paragraph 1 (Status and Due Authorisation) to paragraph 28 (The Scheme) of Section B (Historic Representations) of this Schedule 9; provided that insofar as the representations and warranties set out in sub-paragraph (c) of paragraph 14 (Business Plan and Information Memorandum) and paragraph 26 (Group Structure) of Section B (Historic Representations) of this
         Schedule 9 relate to the Target Group, the Borrower made such representations and warranties to the best of its knowledge and belief and without liability to pay damages for breach thereof.

2. On the Execution Date, New NTL made the representations and warranties set out in paragraph 1 (Status and Due Authorisation) to paragraph 7 (No Winding-Up), paragraph 20 (Execution of this Agreement) and paragraph 25 (Security Interest) of Section B (Historic Representations) of this Schedule 9 with respect to itself (as applicable).

3. Each Obligor acknowledged that the Finance Parties entered into the Finance Documents in reliance on those representations and warranties.

4. The representations and warranties set out in paragraphs 1 (Status and Due Authorisation), 3 (No Immunity), 6 (Binding Obligations), 8 (No Material Defaults) to 10 (Audited Financial Statements), 15 (Budgets), 20 (Execution of this Agreement), 24 (Intellectual Property), 25 (Security Interest) and 26 (Group Structure) of Section B (Historic Representations) of this Schedule 9 were deemed to be repeated by New NTL, the Intermediate Parent and the Borrower on each date on which an Advance was made and the representation set out in sub-paragraph (c) of paragraph 14 (Business Plan and Information Memorandum) of Section B was deemed to have been made on the date that the Information Memorandum was approved by the Borrower and (save as disclosed by the Borrower in writing to the Agent, prior to the Syndication Date) on the Syndication Date.

B.       Historic Representations

1.       Status and Due Authorisation

         It is duly organised under the laws of the jurisdiction in which it is established or incorporated with power to enter into each of the Finance Documents to which it is a party and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each of the Finance Documents to which it is a party and its performance of its obligations thereunder has been duly taken. No limit on its powers will be exceeded as a result of the borrowings, granting of security or giving of guarantees contemplated by the Finance Documents to which it is a party.

2.       No Deductions or Withholding; Entity Classification Election

         Under the laws of its jurisdiction in which it is established or incorporated in force at the Execution Date (as such term is defined in this Agreement), it will not be required to make any deduction or withholding from any payment it may make under any Finance Document to any Bank which is a Qualifying Lender (assuming in the case of a Treaty Lender, that it has secured a direction from the UK Inland Revenue to pay interest gross and assuming in the case of United States taxes that the tax forms required to be provided in Clause
         10.4 (U.S. Tax Forms) have been so provided). The Borrower has filed a valid election to be treated as a disregarded entity for U.S. federal income tax purposes and such election currently remains in effect.

3.       No Immunity

         In any proceedings taken in the jurisdiction in which it is incorporated or established in relation to any Finance Document to which it is party, it is not entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

4.       Validity and Admissibility in Evidence

         All acts, conditions and things required to be done, fulfilled and performed in order:

         (a) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each of the Finance Documents to which it is party;

         (b) to ensure that the obligations expressed to be assumed by it in each such Finance Document are legal, valid and (subject to the Reservations) binding and enforceable; and

         (c) (subject to the Reservations) to make each such Finance Document admissible in evidence in England and the United States,

         have been done, fulfilled and performed (other than the registration of the Encumbrances created by the Security Documents with the Registrar of Companies under Sections 395 and 398 of the Companies Act 1985).

5.       No Filing or Stamp Taxes

         Under the laws of the jurisdiction in which it is incorporated or established in force at the Execution Date (as such term is defined in this Agreement), it is not necessary that any of the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in such jurisdiction or that any stamp, registration or similar tax be paid on or in relation to any Finance Document other than the entries in public registries referred to in Clause 15.5 (Validity and Admissibility in Evidence) and fixed duties on assignments by way of security.

6.       Binding Obligations

         The obligations expressed to be assumed by it in each Finance Document to which it is expressed to be a party are legal and valid obligations and (subject to the Reservations) binding on it and enforceable against it in accordance with the terms thereof.

7.       No Winding-up

         No Obligor nor member of the UK Group has taken any corporate action nor have any other steps been taken or legal proceedings been started and served or (to the best of its knowledge and belief) threatened against any Obligor or any member of the UK Group for its winding-up, dissolution, administration or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its assets or revenues (other than for the purpose of a solvent reconstruction or amalgamation of such Obligor or (as the case may be) such member of the UK Group (where such would not cause any breach of this Agreement) or for the purpose of the transfer of all or part of the business and assets of any member of the UK Group to any other member of the UK Group (provided that such transfer is permitted under the terms of this Agreement)) and (save in the case of any action, steps or proceedings relating to the appointment of an administrator) other than where the relevant action, steps or proceedings are frivolous or vexatious or being contested in good faith by appropriate legal action and such action, steps or proceedings are discontinued (in any such case) within 30 days of commencement.

8.       No Material Defaults

         No member of the Covenant Group is in breach of or in default under any agreement to which it is a party (including, without limitation, Material Commercial Contracts) or which is binding on it or any of its assets and no party has terminated or is entitled to terminate (on the basis of any breach of or default thereunder) any such agreement to an extent or in a manner which could reasonably be expected to have a Material Adverse Effect.

9.       No Material Proceedings

         No action or administrative proceeding of or before any court, arbitrator or agency (including, without limitation, investigative proceedings) which could reasonably be expected to have a Material Adverse Effect has been started or threatened against any member of the Covenant Group or any of their respective assets.

10.      Audited Financial Statements

         Its most recent consolidated audited financial statements:

         (a) were prepared in accordance with accounting principles generally accepted in its jurisdiction of incorporation and consistently applied;

         (b) disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses any member of the Covenant Group; and

         (c) save as disclosed therein, give a true and fair view of the financial condition and operations of the Intermediate Parent or, as the case may be, the UK Group during the relevant financial year.

11.               Original Financial Statements

         Save as disclosed in the Disclosure Letter, the financial statements of the Target (referred to in paragraph (c) of the definition of Original Financial Statements), to the best of its knowledge and belief:

         (a) were prepared in accordance with accounting principles generally accepted in England and Wales and consistently applied;

         (b) disclose all material liabilities (contingent or otherwise) and all material unrealised or anticipated losses of the Target and the CWC ConsumerCo Business; and

         (c) save as disclosed therein, give a true and fair view of the financial condition and operations of the Target and the CWC ConsumerCo Business during the period to which such financial statements relate.

12.      No Material Adverse Change

         Since the date as at which its most recent audited financial statements (where required by Clause 16.1 (Annual Statements), consolidated, in the case of the Borrower) were stated to be prepared, there has been no change in its business or financial condition or, in the business or financial condition of any member of the UK Group or of the UK Group taken as a whole or, in the business or financial condition of any member of the Target Group or of the Target Group taken as a whole which, in each case, could reasonably be expected to have a Material Adverse Effect.

13.      Full Disclosure

         It is not aware of any material facts or circumstances that have not been disclosed to the Finance Parties originally party hereto and which would, in its reasonable opinion, if disclosed, adversely affect the decision of a person considering whether or not to provide finance for the purposes set out in Clause 2.2 (Purpose) on the terms of the Finance Documents.

14.      Business Plan and Information Memorandum

         The Borrower:

         (a) does not regard any of the forecasts or projections set out in the Business Plan as unreasonable or, to any material extent, unattainable;

         (b) considers (having made all reasonable enquiries) the assumptions upon which the forecasts and projections contained in the Business Plan are based to be fair and reasonable in all material respects; and

         (c) confirms that the factual information contained in the Information Memorandum and any other written factual information supplied by any member of the UK Group or any member of the Target Group (in the latter case, supplied after the Acquisition Date or, if supplied before the Acquisition Date, supplied with the Borrower's knowledge) to the Agent, the Arrangers and the Banks in connection herewith is true, complete and accurate in all material respects.

15.      Budgets

         It:

         (a) regards (as at the date each Budget is delivered to the Agent) as neither unreasonable, nor to any material extent unattainable, any of the forecasts or projections set out in the latest Budget delivered under Clause 16.5 (Budgets);

         (b) believes (having made all reasonable enquiries) the assumptions, upon which the forecasts and projections in relation to the CWC ConsumerCo Business contained in the latest Budget delivered under Clause 16.5 (Budgets) are based, to be fair and reasonable; and

         (c) has, to the best of its knowledge and belief (having made all reasonable efforts to make due and careful enquiry), made full disclosure of all material facts relating to the CWC ConsumerCo Business to all the persons responsible for the preparing of the latest Budget delivered under Clause
                  16.5 (Budgets).

16.      Environmental Compliance

         Each member of the Covenant Group has complied in all material respects with all Environmental Law and obtained and maintained any Environmental Permits breach of which or, as the case may be, failure to obtain or maintain which, could reasonably be expected to have a Material Adverse Effect.

17.      Environmental Claims

         No Environmental Claim has been commenced or (to the best of the Borrower's knowledge and belief) is threatened against any member of the Covenant Group where such claim would be reasonably likely, if determined against such member of the Covenant Group to have a Material Adverse Effect.

18.      No Encumbrances

         Save (in each case) for Permitted Encumbrances, no Encumbrance exists over all or any of its present or future revenues or assets and, over all or any of the present or future revenues or assets of any other member of the Covenant Group.

19.      No Loans

         Save (in each case) for Permitted Loans and Guarantees, no member of the Covenant Group has made any loans or granted any credit or other financial accommodation which is or are outstanding.

20.      Execution of this Agreement

         Its execution of each Finance Document to which it is a party and the performance of its obligations thereunder do not and will not:

         (a) conflict with any agreement, mortgage, bond or other instrument or treaty to which it is party or which is binding upon it or any of its assets (including, without limitation, the NTL CC Notes) in a manner that could reasonably be expected to have a Material Adverse Effect;

         (b) conflict with its constitutive documents and rules and regulations; or

         (c)      conflict with any applicable law.

21.      Ownership of the Parent

         The Parent is a wholly-owned subsidiary of NTL Holdings, and no persons or group of connected persons (as construed in accordance with Clause 9.7 (Mandatory Prepayment due to Change in Control)) has control (as construed in accordance with Clause 9.7 (Mandatory Prepayment due to Change in Control)) of, NTL Holdings.

22.      Licences and Consents

         Each member of the Covenant Group has, at all relevant times, obtained all material licences (including, without limitation, the Licences), permissions, authorisations and consents (each an "approval") required for the conduct of its business as carried on from time to time, and all such approvals are valid and subsisting save in any such case where failure to obtain such an approval or the invalidity of such an approval or its failure to subsist could not reasonably be expected to have a Material Adverse Effect and to the best of its knowledge and belief there has been no act or omission on the part of it, any Covenant Group member which is likely to give rise to the enforcement, revocation, material amendment, suspension, withdrawal or avoidance of any of the approvals or any of the material terms or conditions thereof, which enforcement, revocation, amendment, withdrawal, suspension or avoidance could reasonably be expected to have a Material Adverse Effect.

23.      Government or Regulatory Authority Inquiry

         No member of the Covenant Group has to the best of its knowledge and belief after due and careful inquiry received any notice or communication which has not been disclosed to the Agent on or prior to the Execution Date (as such term is defined in this Agreement) from, or is aware of, any inquiry, investigation or proceeding on the part of any government, court or regulatory agency or authority the effect of which, in any such case, could reasonably be expected to have a Material Adverse Effect.

24.      Intellectual Property

         It is not aware of any adverse circumstance relating to the validity, subsistence or use of any member of the Covenant Group's Intellectual Property which could reasonably be expected to have a Material Adverse Effect.

25.      Security Interest

         (a) Subject (in each case) to the Reservations, each Security Document creates the security interest which that Security Document purports to create or, if that Security Document purports to evidence a security interest, accurately evidences a security interest which has been validly created and each security interest ranks in priority as specified in the Security Document creating or evidencing that interest.

         (b) The shares of Intermediate Parent and the Borrower which are subject to an Encumbrance under the Security Documents are fully paid and not subject to any option to purchase or similar rights and the constitutional documents of such persons do not and could not restrict or inhibit (whether absolutely, partly, under a discretionary power or otherwise) any transfer of such shares pursuant to enforcement of the Security Documents.

26.      Group Structure

         The corporate structure of the UK Group and the NTL Holding Group set out in the Group Structure Chart delivered pursuant to Clause 2.4 (Conditions Precedent) and the corporate structure of the UK Group, the Target Group and the NTL Holding Group set out in any Group Structure Chart delivered to the Agent pursuant to Clause 18.29 (Revised Group Structure) is true, complete and accurate, in each case as at the date of its delivery to the Agent.

27.      Scheme Information

         The CWC Circular contains all the material terms of the Scheme and the information contained in the CWC Circular relating to the Group (other than the Target Group) and the Scheme and, to the best of its knowledge and belief, the CWC ConsumerCo Business is true, complete and accurate in all material respects on its date of despatch. An office copy of the order of the court sanctioning the Scheme under
         Section 425 was filed with the Registrar of Companies for registration pursuant to sub-section 3 of Section 425 on 12 May 2000.

28.      The Scheme

         In relation to the Scheme:

         (a) no step has been taken which has increased (or may in the future increase) the offer price under the Scheme beyond the level specified in the CWC Circular;

         (b) no modification, variation or amendment of a material nature has been made to, and no waiver has been granted in respect of, any of the conditions set out in Appendix 2 to the CWC Circular or in the Transaction Agreement;

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

         (c) no press release or other publicity, the text of which has not previously been agreed with the Agent, which makes reference to the Facility or to some or all of the Finance Parties has been issued or allowed to be issued; and

         (d) in all material respects relevant in the context of the Scheme, it and each of its affiliates (as relevant) has complied with the Code, the Financial Services Act 1986, the Companies Act 1985 and all other applicable laws and regulations.

29.               Existing Group Indebtedness

         (a) The Intermediate Parent owes no Financial Indebtedness to any other members of the Group, other than the Parent.

         (b) The Borrower owes no Financial Indebtedness to any members of the Group, other than the Intermediate Parent.


                             - END OF SCHEDULE 3 -

1.   DEFINITIONS AND INTERPRETATION...........................................1

2.   THE FACILITY............................................................41

3.   UTILISATION OF THE FACILITY.............................................42

4.   PAYMENT AND CALCULATION OF INTEREST ON ADVANCES; INTEREST PERIODS.......42

5.   MARKET DISRUPTION AND ALTERNATIVE INTEREST RATES........................44

6.   NOTIFICATION............................................................45

7.   REPAYMENT AND REDUCTION OF THE FACILITY.................................45

8.   PREPAYMENT..............................................................45

9.   MANDATORY PREPAYMENT....................................................46

10.  TAXES...................................................................53

11.  TAX RECEIPTS............................................................57

12.  INCREASED COSTS.........................................................58

13.  ILLEGALITY..............................................................59

14.  MITIGATION..............................................................59

15.  REPRESENTATIONS.........................................................60

16.  FINANCIAL INFORMATION...................................................64

17.  FINANCIAL CONDITION.....................................................72

18.  COVENANTS...............................................................82

19.  EVENTS OF DEFAULT.......................................................93

20.  GUARANTEE AND INDEMNITY.................................................99

21.  AGENCY FEES............................................................102

22.  COSTS AND EXPENSES.....................................................102

23.  DEFAULT INTEREST AND BREAK COSTS.......................................103

24.  BORROWER'S INDEMNITIES.................................................104

25.  CURRENCY OF ACCOUNT AND PAYMENT........................................105

26.  PAYMENTS...............................................................105

27.  SET-OFF................................................................107

28.  SHARING................................................................107

29.  THE AGENT, THE ARRANGERS AND THE BANKS.................................108

30.  ASSIGNMENTS AND TRANSFERS..............................................114

31.  CHANGE OF CURRENCY.....................................................117

32.  CALCULATIONS AND EVIDENCE OF DEBT......................................118

33.  REMEDIES AND WAIVERS, PARTIAL INVALIDITY...............................119

34.  NOTICES................................................................119

35.  COUNTERPARTS...........................................................123

36.  AMENDMENTS.............................................................123

37.  ACCESSION OF GUARANTORS................................................124

38.  GOVERNING LAW..........................................................124

39.  JURISDICTION...........................................................124

40.  INTERCREDITOR AGREEMENT................................................125

SCHEDULE 1 The Banks........................................................126

SCHEDULE 2 Form of Transfer Certificate.....................................127

SCHEDULE 3 Existing Encumbrances............................................130

SCHEDULE 4 Form of Compliance Certificate...................................131

SCHEDULE 5 Mandatory Costs..................................................138

SCHEDULE 6 Form of Non-Bank Certificate.....................................141

SCHEDULE 7 Form of Guarantor Accession Memorandum...........................142

SCHEDULE 8 Additional Conditions Precedent..................................144

SCHEDULE 9 Historic Representations.........................................145


APPENDIX A
Change of Control and Asset Disposition Provisions of the Exit Financing
Indenture